Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO CREDIT AGREEMENT

THIS SOFR AMENDMENT TO CREDIT AGREEMENT, dated as of June 6, 2023 (this “Agreement”), is entered into by and among SS&C TECHNOLOGIES, INC., a Delaware corporation (the “Company”), SS&C EUROPEAN HOLDINGS, a société à responsabilité limitée, organized under the laws of Luxembourg (the “Designated Borrower 1”), SS&C TECHNOLOGIES HOLDINGS EUROPE, a société à responsabilité limitée, organized under the laws of Luxembourg (the “Designated Borrower 2”), SS&C FINANCING LLC, a Delaware limited liability company (together with the Designated Borrower 1 and the Designated Borrower 2, each a “Designated Borrower” and, collectively the “Designated Borrowers” and the Designated Borrowers, together with the Company, the “Borrowers” and each a “Borrower”), Credit Suisse AG, Cayman Islands Branch, as term facilities administrative agent (in such capacity, the “Term Facilities Administrative Agent”) and Morgan Stanley Senior Funding, Inc., as revolving facility administrative agent (in such capacity, the “Revolving Facility Administrative Agent” and, together with the Term Facilities Administrative Agent, the “Administrative Agents”). Capitalized terms used but not defined shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).

R E C I T A L S:

WHEREAS, the Company, the Designated Borrowers, the Parent, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Term Facilities Administrative Agent and the Revolving Facilities Administrative Agent are party to the Amended and Restated Credit Agreement dated as of April 16, 2018 (as amended by that certain Commitment Increase Amendment dated as of October 1, 2018, that certain Commitment Increase Amendment dated as of November 16, 2018, that certain First Repricing Amendment to Credit Agreement dated as of January 31, 2020, that certain Incremental Joinder dated as of March 22, 2022, and that certain Revolving Facility Amendment to Credit Agreement dated as of December 28, 2022, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

WHEREAS, the Term Facilities Administrative Agent has determined that the circumstances contemplated by Section 3.03(a)(ii)(B) of the Existing Credit Agreement have arisen with respect to the Eurocurrency Rate (as defined in the Existing Credit Agreement) applicable to Term Loans denominated in Dollars, and the Administrative Agents and the Borrowers have each agreed, subject to the terms and conditions stated below, to establish Term SOFR plus a Term SOFR Adjustment of 11.448 basis points, 26.161 basis points, and 42.826 basis points for Interest Periods of one month, three months, and six months, respectively, as a replacement rate for such Term Loans.

WHEREAS, the Borrowers and the Administrative Agents have agreed to further amend or otherwise modify the Existing Credit Agreement as set forth or contemplated herein, as authorized by Section 3.03(a)(ii) of the Existing Credit Agreement.

WHEREAS, in furtherance thereof, each party hereto hereby consents to this Agreement to make certain modifications to the Existing Credit Agreement (the Existing Credit Agreement, as modified hereby, the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Amendments to the Existing Credit Agreement.
(a)
Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth in the Amended Credit Agreement attached as Exhibit A hereto.
(b)
As of the Amendment Effective Date, any outstanding Term Loans that are denominated in Dollars and were made as Eurocurrency Rate Loans prior to giving effect to this Agreement will continue as Eurocurrency Rate Loans (in accordance with the terms of the Existing Credit Agreement) until the last day of the Interest Period applicable to each such Loan (or the next following Business Day if such day is not a Business Day) and, to the extent such Loan remains outstanding on such date, shall only be available to be converted by the applicable Borrower to a SOFR Loan or a Base Rate Loan.
2.
Notice of Alternative Rate of Interest. Each of the parties hereto agrees that this Agreement constitutes notice to the Lenders of an alternative rate of interest to the Eurocurrency Rate (as defined in the Existing Credit Agreement) applicable to Term Loans denominated in Dollars as required under Section 3.03(a)(ii) of the Existing Credit Agreement.
3.
Conditions to Effectiveness and Availability. Notwithstanding anything to the contrary set forth herein or in the Existing Credit Agreement, the effectiveness of this Agreement is subject to the satisfaction of the following conditions (the first date on which each such condition has been satisfied, the “Amendment Effective Date”):
(a)
The due execution and delivery of this Agreement by each Borrower, the Term Facilities Administrative Agent and the Revolving Facility Administrative Agent. Each party hereto agrees that their signature and consent to this Agreement, once delivered, are irrevocable and may not be withdrawn.
(b)
The Administrative Agents shall not have received, by 5:00 p.m. (New York time) on June 5, 2023, written notice from the Required Lenders stating that such Lenders object to this Agreement (it being acknowledged by the parties hereto that such written notice of objection to this Agreement from such Lenders has not been received by such time).
(c)
No Default has occurred and is continuing on the Amendment Effective Date or would result from this Agreement.

(d)
The representations and warranties set forth in Article VI of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects.
(e)
To the extent invoiced at least three Business Days prior to the Amendment Effective Date, all costs, fees and expenses required to be paid on the Amendment Effective Date pursuant to Section 11.04(a) of the Amended Credit Agreement shall have been paid (or shall be paid substantially contemporaneously with the consummation of the transactions contemplated hereunder).
4.
Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agents that:
(a)
On and as of the date hereof (i) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Amended Credit Agreement and the other Loan Documents to which it is a party and (ii) this Agreement has been duly authorized, executed and delivered by it.
(b)
This Agreement and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).
(c)
The representations and warranties set forth in Article VI of the Amended Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects.
5.
Effect of Amendment. Except as expressly set forth in this Agreement or in the Amended Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, Revolving Facility Administrative Agent or the Term Facilities Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations or Foreign Obligations (as applicable) of the applicable Loan Parties under the Loan Documents, in each case, as amended by this Agreement. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document, in each case shall be deemed a reference to the Amended Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

The parties hereto confirm that no novation of any kind has occurred as a result of, or in connection with, this Agreement or otherwise, any such novation being hereby expressly disclaimed.

6.
Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
7.
Reaffirmation. By executing and delivering a counterpart hereof, (i) each Borrower, on behalf of itself and each other Guarantor, hereby agrees that all Loans incurred by the applicable Borrowers shall be guaranteed by the applicable Guarantors pursuant to the Guaranty set forth at Article IV of the Amended Credit Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (ii) each Borrower, on behalf of itself and each other Loan Party, hereby (A) agrees that, notwithstanding the effectiveness of this Agreement (and with respect to the Lux Security Documents in accordance with the provisions of the Luxembourg Security Confirmation Agreement), after giving effect to this Agreement, the Collateral Documents continue to be in full force and effect and (B) affirms and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document, in each case after giving effect to this Agreement, including, with respect to the Guarantors, the guaranty of the Obligations or Foreign Obligations (as applicable) by each Guarantor and, with respect to each Loan Party, the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations or Foreign Obligations (as applicable), and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations or Foreign Obligations (as applicable) under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Agreement.
8.
Entire Agreement. This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
9.
GOVERNING LAW; JURISDICTION; ETC.
(a)
GOVERNING LAW. THIS AGREEMENT AND ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT (I) THE INTERPRETATION OF THE DEFINITION OF “TARGET MATERIAL ADVERSE EFFECT” AND WHETHER THERE SHALL HAVE OCCURRED A TARGET

MATERIAL ADVERSE EFFECT, (B) WHETHER THE TARGET ACQUISITION HAS BEEN CONSUMMATED AS CONTEMPLATED BY THE MERGER AGREEMENT AND (C) THE DETERMINATION OF WHETHER THE REPRESENTATIONS MADE BY OR WITH RESPECT TO THE TARGET OR ANY OF ITS AFFILIATES ARE ACCURATE AND WHETHER AS A RESULT OF ANY INACCURACY OF ANY SUCH REPRESENTATIONS A PARTY TO THE MERGER AGREEMENT (OR ITS APPLICABLE AFFILIATES) HAS THE RIGHT TO TERMINATE ITS (OR THEIR) OBLIGATIONS, OR HAS THE RIGHT NOT TO CONSUMMATE THE MERGER, UNDER THE MERGER AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.
(b)
SUBMISSION TO JURISDICTION. EXCEPT AS OTHERWISE SPECIFIED IN ANY COLLATERAL DOCUMENT, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY OF THE ADMINISTRATIVE AGENTS, ANY LENDER, ANY ISSUING LENDER OR THE HOLDER OF ANY NOTE MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)
WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. THE DESIGNATED BORROWERS AND EACH FOREIGN GUARANTOR (excluding GlobeOp Financial Services LLC) FROM TIME TO TIME PARTY HERETO HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CORPORATION SERVICE COMPANY, WITH OFFICES ON THE RESTATEMENT EFFECTIVE DATE AT 1133 AVENUE OF THE AMERICAS, SUITE 3100, NEW YORK, NEW YORK 10036, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF THE PARTIES AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENTS UNDER THIS AGREEMENT.
10.
WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
11.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
12.
Counterparts. This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier or other secure electronic format (including .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall constitute a “Loan Document” for purposes of the Amended Credit Agreement.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Remainder of page intentionally left blank.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Term Facilities Administrative Agent
By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

By:	/s/ Illan Dolgin
Name: Illan Dolgin
Title: Authorized Signatory

[Signature Page to SOFR Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Facility Administrative Agent
By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory

[Signature Page to SOFR Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly Authorized Officer to execute and deliver this Agreement as of the date first set forth above.

SS&C TECHNOLOGIES, INC., as a Borrower
By:	/s/ Patrick J. Pedonti
Name: Patrick J. Pedonti
Title: Senior Vice President and Financial Officer

SS&C TECHNOLOGIES HOLDINGS EUROPE, as a Borrower
By:	/s/ Patrick J. Pedonti
Name: Patrick J. Pedonti
Title: Type A Manager

By:	/s/ Marjorie Allo
Name: Marjorie Allo
Title: Type B Manager

SS&C EUROPEAN HOLDINGS, a société à responsabilité limitée, organized under the laws of Luxembourg having its registered office at 2, rue Jean Monnet, L-2180, Luxembourg, Grand-Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des sociétés, Luxembourg) under number B173925, as a
Borrower

By:	/s/ Patrick J. Pedonti
Name: Patrick J. Pedonti
Title: Category A Manager

By:	/s/ Marjorie Allo
Name: Marjorie Allo
Title: Category B Manager

[Signature Page to SOFR Amendment to Credit Agreement]

SS&C FINANCING LLC, as a Borrower

By: SS&C TECHNOLOGIES HOLDINGS
EUROPE, a société à responsabilité limitée, organized under the laws of Luxembourg having its registered office at 2, rue Jean Monnet, L-2180, Luxembourg, Grand-Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des sociétés, Luxembourg) under number B163061, its sole member

By:	/s/ Patrick J. Pedonti
Name: Patrick J. Pedonti
Title: Type A Manager

By:	/s/ Marjorie Allo
Name: Marjorie Allo
Title: Type B Manager

[Signature Page to SOFR Amendment to Credit Agreement]

EXHIBIT A
TO SOFR AMENDMENT TO CREDIT AGREEMENT

Amended Credit Agreement

- Attached -

AMENDED AND RESTATED CREDIT AGREEMENT

Amended and Restated as of April 16, 2018
as amended by that certain
Commitment Increase Amendment dated as of October 1, 2018
Commitment Increase Amendment dated as of November 16, 2018
First Repricing Amendment to Credit Agreement dated as of January 31, 2020
Incremental Joinder dated as of March 22, 2022
Revolving Facility Amendment dated as of December 28, 2022
SOFR Amendment to Credit Agreement dated as of June 6, 2023

among

SS&C TECHNOLOGIES, INC.,
SS&C TECHNOLOGIES HOLDINGS EUROPE S.À R.L.,
SS&C EUROPEAN HOLDINGS S.À R.L. and

SS&C FINANCING LLC,
as the Borrowers,

SS&C TECHNOLOGIES HOLDINGS, INC.,
as the Parent,

CERTAIN SUBSIDIARIES IDENTIFIED HEREIN,
as Guarantors,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Term Facilities Administrative Agent,

MORGAN STANLEY SENIOR FUNDING, INC.,
as Revolving Facility Administrative Agent,

CREDIT SUISSE AG, NEW YORK BRANCH,
MORGAN STANLEY BANK, N.A. and
BANK OF AMERICA, N.A.,

as L/C Issuers,

THE OTHER LENDERS PARTY HERETO,

CREDIT SUISSE SECURITIES (USA) LLC,
MORGAN STANLEY SENIOR FUNDING, INC.,
BARCLAYS BANK PLC and
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers and Joint Bookrunners,

CITIBANK, N.A.,
DEUTSCHE BANK SECURITIES INC. and

RBC CAPITAL MARKETS,
as Co-Managers,

MORGAN STANLEY SENIOR FUNDING, INC.,
CREDIT SUISSE LOAN FUNDING LLC,
BOFA SECURITIES INC.,
CITIBANK, N.A.,
GOLDMAN SACHS BANK USA and
RBC CAPITAL MARKETS, LLC,
as Joint Lead Arrangers, Joint Bookrunners and
Co-Syndication Agents for the Revolving Facility Amendment

HSBC SECURITIES (USA) INC.
TD SECURITIES (USA) LLC and
UMB BANK, N.A.,
as Co-Syndication Agents for the Revolving Facility Amendment and

COMMERCE BANK,
DEUTSCHE BANK SECURITIES INC.,
JPMORGAN CHASE BANK, N.A.,
MUFG BANK, LTD.,
NATIONAL WESTMINSTER BANK PLC and
OLD NATIONAL BANK,
as Co-Documentation Agents for the Revolving Facility Amendment

TABLE OF CONTENTS

Page

Article I DEFINITIONS AND ACCOUNTING TERMS 2

1.01 Defined Terms 2

1.02 Other Interpretive Provisions 85

1.03 Accounting Terms 86

1.04 Rounding 87

1.05 Exchange Rates; Currency Equivalents 87

1.06 Additional Alternative Currencies 88

1.07 Change of Currency 89

1.08 Times of Day 89

1.09 Letter of Credit Amounts 89

1.10 Guaranty and Security Principles 89

1.11 [Reserved] 89

1.12 Limited Condition Acquisitions 89

1.13 Additional Borrowers 90

1.14 Designated U.S. Co-Borrower 92

1.15 Rates 92

1.16 Administrative Agent and Revolving Facility Administrative Agent 93

Article II THE COMMITMENTS AND CREDIT EXTENSIONS 93

2.01 Revolving Loans, Term Loans and Incremental Term Loans 93

2.02 Borrowings, Conversions and Continuations of Loans 100

2.03 Letters of Credit 102

2.04 [Reserved] 112

2.05 Prepayments 112

2.06 Termination or Reduction of Commitments 117

2.07 Repayments of Loans 119

2.08 Interest 122

2.09 Fees 123

2.10 Computation of Interest and Fees 124

2.11 Evidence of Debt 125

2.12 Payments Generally; Administrative Agents’ Clawback 125

2.13 Sharing of Payments by Lenders 128

2.14 Cash Collateral 129

2.15 Defaulting Lenders 130

2.16 Special Provisions Relating to a Re-Allocation Event 132

2.17 Refinancing Amendments 132

2.18 Extension of Term Loans; Extension of Revolving Loans 134

Article III TAXES, YIELD PROTECTION AND ILLEGALITY 139

3.01 Taxes 139

i

3.02 Illegality 143

3.03 Inability to Determine Rates; Alternate Rate of Interest 144

3.04 Increased Costs 148

3.05 Compensation for Losses 150

3.06 Mitigation Obligations; Replacement of Lenders 150

3.07 Survival 151

Article IV GUARANTY 151

4.01 The Guaranty 151

4.02 Obligations Unconditional 152

4.03 Reinstatement 153

4.04 Certain Additional Waivers 154

4.05 Remedies 154

4.06 Rights of Contribution 155

4.07 Guarantee of Payment; Continuing Guarantee 155

4.08 Limitation on Guaranty by Luxembourg Guarantors 155

4.09 Limitation on Guaranty 156

4.10 Limitation on Guaranty by Swiss Guarantors 156

4.11 Keepwell 158

Article V CONDITIONS PRECEDENT 158

5.01 [Reserved] 158

5.02 Conditions to Credit Extensions After the Restatement Effective Date 158

Article VI REPRESENTATIONS AND WARRANTIES 159

6.01 Existence 159

6.02 Corporate Power; Authorization 159

6.03 No Contravention 160

6.04 Binding Effect 160

6.05 Financial Statements; No Material Adverse Effect 160

6.06 Litigation 161

6.07 No Default 161

6.08 Ownership of Property 161

6.09 Environmental Compliance 161

6.10 Insurance 161

6.11 Taxes 161

6.12 ERISA Compliance 162

6.13 Subsidiaries 163

6.14 Use of Proceeds; Margin Regulations; Investment Company Act 163

6.15 Disclosure 163

6.16 Compliance with Laws 163

6.17 Intellectual Property 164

6.18 Solvency 164

6.19 Perfection of Security Interests in the Collateral 164

6.20 Business Locations; Taxpayer Identification Number 164

6.21 Sanctions 165

6.22 Anti-Corruption Laws; FCPA 165

6.23 COMI 165

Article VII AFFIRMATIVE COVENANTS 166

7.01 Financial Statements 166

7.02 Certificates; Other Information 166

7.03 Notices 169

7.04 Payment of Taxes 169

7.05 Preservation of Existence, Etc. 169

7.06 Maintenance of Properties 170

7.07 Maintenance of Insurance 170

7.08 Compliance with Laws 170

7.09 Books and Records 170

7.10 Inspection Rights 170

7.11 Use of Proceeds 171

7.12 Additional Subsidiaries 171

7.13 Further Assurances 172

7.14 Pledged Assets 173

7.15 COMI 174

7.16 Ratings 174

7.17 Designation of Subsidiaries 174

7.18 Margin Regulations 175

7.19 Post-Closing Obligations 175

7.20 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions 175

Article VIII NEGATIVE COVENANTS 175

8.01 Liens 176

8.02 Investments 178

8.03 Indebtedness 179

8.04 Fundamental Changes 182

8.05 Dispositions 183

8.06 Restricted Payments 184

8.07 Change in Nature of Business 185

8.08 Transactions with Affiliates 185

8.09 Burdensome Agreements 185

8.10 Use of Proceeds 187

8.11 Financial Covenant 187

8.12 Prepayment of Other Indebtedness, Etc. 187

8.13 Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity 188

Article IX EVENTS OF DEFAULT AND REMEDIES 188

9.01 Events of Default 188

9.02 Remedies Upon Event of Default 191

9.03 Application of Funds 192

Article X ADMINISTRATIVE AGENTS 195

10.01 Appointment and Authority 195

10.02 Rights as a Lender 195

10.03 Exculpatory Provisions 196

10.04 Reliance by Administrative Agents 197

10.05 Delegation of Duties 197

10.06 Resignation of Administrative Agents 197

10.07 Non-Reliance on Administrative Agents and Other Lenders 198

10.08 No Other Duties; Etc. 199

10.09 Administrative Agents May File Proofs of Claim 199

10.10 Collateral and Guaranty Matters 200

10.11 Secured Swap Contracts and Secured Treasury Management Agreements 200

10.12 Delivery of Information 201

10.13 Erroneous Payment 201

Article XI MISCELLANEOUS 204

11.01 Amendments, Etc. 204

11.02 Notices; Effectiveness; Electronic Communications 208

11.03 No Waiver; Cumulative Remedies; Enforcement 210

11.04 Expenses; Indemnity; and Damage Waiver 211

11.05 Payments Set Aside 213

11.06 Successors and Assigns 214

11.07 Treatment of Certain Information; Confidentiality 219

11.08 Set-off; Several Obligations 220

11.09 Interest Rate Limitation 221

11.10 Counterparts; Integration; Effectiveness 221

11.11 Survival of Representations and Warranties 222

11.12 Severability 222

11.13 Replacement of Lenders 222

11.14 Governing Law; Jurisdiction; Etc. 223

11.15 Waiver of Right to Trial by Jury 225

11.16 No Advisory or Fiduciary Responsibility 226

11.17 Electronic Execution of Assignments and Certain Other Documents 226

11.18 USA PATRIOT Act Notice 226

11.19 Judgment Currency 227

11.20 Release of Collateral and Guaranty Obligations 227

11.21 Waiver of Sovereign Immunity 228

11.22 Intercreditor Agreements 229

11.23 Certain ERISA Matters. 229

11.24 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. 231

11.25 Acknowledgement Regarding Any Supported QFCs. 232

11.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. 233

v

SCHEDULES

1.01 Post-Closing Reorganization Transactions

2.01 Commitments and Applicable Percentages

6.02 Consents

6.06 Litigation

6.10 Insurance

6.13 Subsidiaries

6.17 IP Rights

6.20(a) Locations of Real Property

6.20(b) Locations of Tangible Personal Property

6.20(c) Location of Chief Executive Office, Taxpayer Identification Number, Etc.

6.20(d) Changes in Legal Name, State of Formation and Structure

7.19 Post-Closing Obligations

8.01 Liens Existing on the Restatement Effective Date

8.02(b) Investments Existing on the Restatement Effective Date

8.03 Indebtedness Existing on the Restatement Effective Date

8.05 Dispositions

8.08 Affiliate Transactions

11.02 Certain Addresses for Notices

EXHIBITS

1.01(a) Form of Incremental Term Loan Agreement

1.01(b) Form of Re-Allocation Agreement

1.01(d) Form of Term Note

1.01(e) Form of Revolving Note

1.10 Guaranty and Security Principles

1.13(d) Form of Substitute Affiliate Lender Designation Notice

2.01(e) Form of Incremental Joinder

2.02 Form of Loan Notice

5.01(j) Form of Solvency Certificate

7.02 Form of Compliance Certificate

7.12 Form of Joinder Agreement

11.06(b) Form of Assignment and Assumption

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT, amended and restated as of April 16, 2018, among SS&C TECHNOLOGIES, INC., a Delaware corporation (the “Company”), SS&C EUROPEAN HOLDINGS, a société à responsabilité limitée, organized under the laws of Luxembourg having its registered office at 2, rue Jean Monnet, L-2180, Luxembourg, Grand-Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B173925 (the “Designated Borrower 1”), SS&C TECHNOLOGIES HOLDINGS EUROPE, a société à responsabilité limitée, organized under the laws of Luxembourg having its registered office at 2, rue Jean Monnet, L-2180, Luxembourg, Grand-Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B163061 (the “Designated Borrower 2”), SS&C FINANCING LLC, a Delaware limited liability company that is member-managed and directly (or, to the extent indirect ownership (as opposed to direct ownership) is not adverse to the Lenders from a tax perspective, or indirectly) wholly-owned by the Designated Borrower 2 (the “Designated U.S. Co-Borrower” and, together with the Designated Borrower 1 and the Designated Borrower 2, each a “Designated Borrower” and, collectively the “Designated Borrowers” and the Designated Borrowers, together with the Company, the “Borrowers” and each a “Borrower”), SS&C TECHNOLOGIES HOLDINGS, INC., a Delaware corporation (the “Parent”), the other Guarantors (defined herein), the Lenders (defined herein), Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and as an L/C Issuer and Morgan Stanley Senior Funding, Inc., as the Revolving Facility Administrative Agent and an L/C Issuer.

WHEREAS, the Company is party to that certain Credit Agreement, dated as of July 8, 2015, among the Company, the Designated Borrower 1, the Designated Borrower 2, the Parent, the other Guarantors, the Lenders, Deutsche Bank AG New York Branch, as Administrative Agent and as an L/C Issuer and Morgan Stanley Senior Funding, Inc., as an L/C Issuer (as amended by that certain First Amendment to the Credit Agreement dated as of March 2, 2017 and as it may be further amended, restated, supplemented or otherwise modified prior to the Restatement Effective Date, the “Existing Credit Agreement”);

WHEREAS, pursuant to that certain Resignation and Appointment Agreement dated as of April 16, 2018, Deutsche Bank AG New York Branch as the Resigning Collateral Agent and Resigning Administrative Agent (each as defined therein), has resigned as collateral agent and administrative agent effective as of the Restatement Effective Date and Credit Suisse AG, Cayman Islands Branch shall serve as Successor Collateral Agent and Successor Administrative Agent (each as defined therein) in such capacities from and after the Restatement Effective Date;

WHEREAS, the Required Lenders and other parties to the Second Amendment to the Credit Agreement have agreed to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by such parties that the Loans and any Letters of Credit outstanding as of the Restatement Effective Date and other “Obligations” under (and as defined in) the Existing Credit Agreement (including indemnities) shall be governed by and deemed to be outstanding under this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement, and all references to the Existing Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof; provided that (1) the grants of security interests and Liens under and pursuant to the Loan Documents shall continue unaltered to secure, guarantee, support and otherwise benefit the secured Obligations of the Company and the other Loan Parties under the Existing Credit Agreement and this Agreement and each other Loan Document and each of the foregoing shall continue in full force and effect in accordance with its terms except as expressly amended thereby or hereby or by the Second Amendment, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement, (2) the letters of credit identified on Schedule 8.03 hereto (the “Existing Letters of Credit”) shall be deemed to be Letters of Credit for all purposes under this Agreement and (3) it is agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or reborrowing of any Obligation under the Existing Credit Agreement or any other Loan Document except as expressly modified by this Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any Loan Document.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

Article I

DEFINITIONS AND ACCOUNTING TERMS
1.01
Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“2017 Refinancing Arranger” means Morgan Stanley Senior Funding Inc., in its capacity as sole lead arranger and bookrunner with respect to the First Amendment and the transactions contemplated thereby.

“2017 Refinancing Exchanged Term B-1 Loans” means the 2017 Refinancing Term B-1 Loans resulting from the 2017 Refinancing Term Loan Exchange.

“2017 Refinancing Exchanged Term B-2 Loans” means the 2017 Refinancing Term B-2 Loans resulting from the 2017 Refinancing Term Loan Exchange.

“2017 Refinancing New Term B-1 Lender” means each Person that has executed and delivered (as a “2017 Refinancing New Term B-1 Lender”) a counterpart of the First Amendment to the Original Administrative Agent and the 2017 Refinancing Arranger in accordance with the terms thereof.

“2017 Refinancing New Term B-1 Loans” means the term loans made to the Company by the 2017 Refinancing New Term B-1 Lenders on the First Amendment Effective Date.

“2017 Refinancing New Term B-2 Lender” means each Person that has executed and delivered (as a “2017 Refinancing New Term B-2 Lender”) a counterpart of the First Amendment to the Original Administrative Agent and the 2017 Refinancing Arranger in accordance with the terms thereof.

“2017 Refinancing New Term B-2 Loans” means the term loans made to the Designated Borrower 1 by the 2017 Refinancing New Term B-2 Lender on the First Amendment Effective Date.

“2017 Refinancing Term A-1 Loans” has the meaning assigned to such term in the Existing Credit Agreement.

“2017 Refinancing Term A-2 Loans” has the meaning assigned to such term in the Existing Credit Agreement.

“2017 Refinancing Term B-1 Lender” means a Term Lender with an outstanding 2017 Refinancing Term B-1 Loan.

“2017 Refinancing Term B-1 Loans” means the term loans resulting from the consolidation of the 2017 Refinancing Exchanged Term B-1 Loans and the 2017 Refinancing New Term B-1 Loans pursuant to the 2017 Refinancing Term Loan Consolidation.

“2017 Refinancing Term B-2 Lender” means a Term Lender with an outstanding 2017 Refinancing Term B-2 Loan.

“2017 Refinancing Term B-2 Loans” means the term loans resulting from the consolidation of the 2017 Refinancing Exchanged Term B-2 Loans and the 2017 Refinancing New Term B-2 Loans pursuant to the 2017 Refinancing Term Loan Consolidation.

“2017 Refinancing Term Loan Consolidation” shall mean (a) the consolidation of the 2017 Refinancing New Term B-1 Loans and the 2017 Refinancing Exchanged Term B-1 Loans and (b) the consolidation of the 2017 Refinancing New Term B-2 Loans and the 2017 Refinancing Exchanged Term B-2 Loans, in each case pursuant to the First Amendment.

“2017 Refinancing Term Loan Exchange” means the exchange on the First Amendment Effective Date of (a) Term B-1 Loans for 2017 Refinancing Exchanged Term B-1 Loans and (b) Term B-2 Loans for 2017 Refinancing Exchanged Term B-2 Loans, as applicable, pursuant to the First Amendment.

“2018 Senior Notes” means the unsecured senior notes issued by the Parent pursuant to the 2018 Senior Notes Indenture, if any.

“2018 Senior Notes Documents” means the 2018 Senior Notes, the 2018 Senior Notes Indenture and all other documents evidencing, guaranteeing or otherwise governing the terms of the 2018 Senior Notes.

“2018 Senior Notes Indenture” means the Indenture, if any, among the Parent, the Company, the other Domestic Guarantors and the financial institution identified therein as trustee.

“Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of either (a) all or a substantial portion of the property of, or a line of business, product line or division of, another Person or (b) Equity

Interests of another Person that, upon the consummation thereof, will be a Subsidiary owned directly or indirectly by the Parent or a Designated Borrower, in each case whether or not involving a merger or consolidation with such other Person.

“Act” has the meaning specified in Section 11.18.

“Additional Refinancing Lender” means, at any time, any bank, financial institution or other institutional lender or investor (other than any such bank, financial institution or other institutional lender or investor that is a Lender at such time) that agrees to provide any portion of any Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.17, provided that each Additional Refinancing Lender shall be subject to the approval of (i) (A) in the case of Refinancing Term Loans, the Administrative Agent, such approval not to be unreasonably withheld or delayed, to the extent that such Additional Refinancing Lender is not then an existing Lender, an Affiliate of a then existing Lender or an Approved Fund or (B) in the case of Refinancing Revolving Commitments, the Revolving Facility Administrative Agent and each L/C Issuer, such approval not to be unreasonably withheld or delayed, to the extent that such Additional Refinancing Lender is not then an existing Revolving Lender, an Affiliate of an existing Revolving Lender or an Approved Fund with respect to a Revolving Lender and (ii) the Company (such approval not to be unreasonably withheld, delayed or conditioned).

“Adjusted Daily Simple SONIA” means, for any day (a “SONIA RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Sterling, the greater of (i) the sum of (A) SONIA for the day (such day, a “Sterling RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such SONIA RFR Rate Day is an RFR Business Day, such SONIA RFR Rate Day or (II) if such SONIA RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SONIA RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m. (London time) on the second RFR Business Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to the Adjusted Daily Simple SONIA for Sterling has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple SONIA for no more than three (3) consecutive SONIA RFR Rate Days and (B) the SONIA Adjustment and (ii) the Floor.

“Adjusted Eurocurrency Rate” means, with respect to any Eurocurrency Rate Borrowing for any Interest Period, an interest rate per annum equal to the Eurocurrency Rate for such Interest Period multiplied by the Statutory Reserve Rate.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent” means Credit Suisse AG, Cayman Islands Branch in its capacity as (a) Term Facilities Administrative Agent and/or (b) collateral agent for the Lenders in respect of the Facilities under any of the Loan Documents or any successor administrative agent in respect of the Term Facilities and/or collateral agent; for the avoidance of doubt the term “Administrative Agent” shall not include the Revolving Facility Administrative Agent.

“Administrative Agents” means the Term Facilities Administrative Agent and the Revolving Facility Administrative Agent.

“Administrative Agent’s Office” means, with respect to any currency, the Applicable Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agents may from time to time notify to the Company and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form approved by the Applicable Administrative Agent.

“Advent Software Luxembourg” means Advent Software Luxembourg, a société à responsabilité limitée organized under the laws of Luxembourg having its registered office at 2, rue Jean Monnet, L-2180 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B198391.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) solely with respect to the Revolving Facility, any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The initial amount of the Aggregate Revolving Commitments in effect on the Restatement Effective Date is TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000), as such amount may be adjusted from time to time in accordance with this Agreement. The amount of the Aggregate Revolving Commitments in effect on the Revolving Facility Amendment Effective Date is SIX HUNDRED MILLION DOLLARS ($600,000,000).

“Agreement” means this Credit Agreement.

“Alternative Currency” means the Euro, Sterling, Canadian Dollars and each other currency (other than Dollars) that is approved in accordance with Section 1.06.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Applicable Administrative Agent or the Applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Alternative Currency Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the Aggregate Revolving Commitments. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Applicable Administrative Agent” means with respect to the Term Facilities, the Term Facilities Administrative Agent and with respect to the Revolving Facility, the Revolving Facility Administrative Agent.

“Applicable ECF Percentage” means, with respect to any Excess Cash Flow Period, the percentage of Excess Cash Flow required to be repaid pursuant to Section 2.05(b)(iii) for such Excess Cash Flow Period.

“Applicable L/C Issuer” means, with respect to any Letter of Credit, the L/C Issuer with respect thereto.

“Applicable L/C Sublimit” means (a) with respect to each L/C Issuer on the Restatement Effective Date, the amount set forth opposite such L/C Issuer’s name on Schedule 2.01 and (b) with respect to any other Person that becomes an L/C Issuer hereunder, such amount as agreed to in writing by the Company and such Person at the time such Person becomes an L/C Issuer pursuant to the terms of the applicable agreement pursuant to which such entity agrees to become an L/C Issuer hereunder, as each of the foregoing amounts may be decreased or increased from time to time with the written consent of the Company and the L/C Issuers (provided that any increase in the Applicable L/C Sublimit with respect to any L/C Issuer shall only require the consent of the Company and such L/C Issuer).

“Applicable Percentage” means with respect to (a) any Revolving Lender at any time, with respect to such Revolving Lender’s Revolving Commitment at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Revolving Commitments represented by such Revolving Lender’s Revolving Commitment at such time; provided that if the commitment of each Revolving Lender to make Revolving Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or if the Aggregate Revolving Commitments have expired, then the Applicable Percentage of each Revolving Lender shall be determined based on the Applicable Percentage of such Revolving Lender most recently in effect, giving effect to any subsequent assignments and (b) any Term Lender under a given Term Facility at any time, with respect to such Term Lender’s Term Loans under such Term Facility at any time, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of all Term Loans under such Term Facility held by such Term Lender at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01, in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, in any documentation executed by such Lender pursuant to Section 2.01(f), in any Extension Amendment or in any Refinancing Amendment, as applicable. The Applicable Percentages of the Revolving Lenders shall be subject to adjustment as provided in Section 2.15(iv).

“Applicable Rate” means:

(a)
with respect to an Incremental Term Loan, the percentage(s) per annum set forth in the applicable Incremental Term Loan Agreement;
(b)
with respect to the 2017 Refinancing Term B-1 Loans (i) maintained as Base Rate Loans, 1.25% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.25% per annum;
(c)
with respect to the 2017 Refinancing Term B-2 Loans (i) maintained as Base Rate Loans, 1.25% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.25% per annum;
(d)
with respect to the Term B-3 Loans, Term B-4 Loans and Term B-5 Loans (i) maintained as Base Rate Loans, 0.75% per annum and (ii) maintained as ~~Eurocurrency Rate~~SOFR Loans, 1.75% per annum;
(e)
with respect to the Term B-6 Loans (i) maintained as Base Rate Loans, the Base Rate plus 1.25% per annum and (ii) maintained as SOFR Loans, Adjusted Term SOFR plus 2.25% per annum.
(f)
with respect to the Term B-7 Loans (i) maintained as Base Rate Loans, the Base Rate plus 1.25% per annum and (ii) maintained as SOFR Loans, Adjusted Term SOFR plus 2.25% per annum.
(g)
with respect to Revolving Loans,

(i) at any time prior to the Second Amendment Effective Date,

Consolidated Secured Net Leverage Ratio	Base Rate Loans	Eurocurrency Rate Loans
≥ 3.00:1.0	1.75%	2.75%
< 3.00:1.0	1.50%	2.50%

(ii) at any time on or after the Second Amendment Effective Date and prior to the Revolving Facility Amendment Effective Date,

Consolidated Secured Net Leverage Ratio	Base Rate Loans	Eurocurrency Rate Loans
≥ 4.75:1.0	1.25%	2.25%
< 4.75:1.0	1.00%	2.00%

(iii) at any time on or after the Revolving Facility Amendment Effective Date,

Consolidated Secured Net Leverage Ratio	Base Rate Loans	Eurocurrency Rate/SOFR/SONIA Loans
≥ 2.75:1.0	0.50%	1.50%
< 2.75:1.0	0.25%	1.25%

(h)
with respect to any Class of Extended Revolving Commitments or any Extended Term Loans or revolving credit loans or swing line loans made pursuant to any Extended Revolving Commitments, the percentage(s) per annum set forth in the applicable Extension Amendment, (m) with respect to any Class of Refinancing Revolving Commitments, Refinancing Revolving Loans or Refinancing Term Loans, the percentage(s) per annum set forth in the applicable Refinancing Amendment; and
(i)
with respect to the commitment fees payable in respect of undrawn Revolving Commitments pursuant to Section 2.09(a), the following percentages per annum:

(i) at any time prior to the Second Amendment Effective Date,

Consolidated Secured Net Leverage Ratio	Commitment Fee
≥ 3.00:1.0	0.50%
< 3.00:1.0	0.375%

(ii) at any time on or after the Second Amendment Effective Date and at any time prior to the Revolving Facility Amendment Date,

Consolidated Secured Net Leverage Ratio	Commitment Fee
≥ 4.75:1.0	0.50%
< 4.75:1.0	0.375%

(iii) at any time on or after the Revolving Facility Amendment Date,

Consolidated Secured Net Leverage Ratio	Commitment Fee
≥ 2.75:1.0	0.375%
< 2.75:1.0	0.250%

in each case in clauses (g) and (i) above based upon the Consolidated Net Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Revolving Facility Administrative Agent pursuant to Section 7.02(b).

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Net Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then upon the request of the Required Lenders, the highest Applicable Rate shall each apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Net Secured Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Restatement Effective Date through the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b) for the first fiscal quarter ending after the Restatement Effective Date shall be the highest Applicable Rate.

“Applicable Revolving Percentage” means, with respect to any Revolving Lender at any time, such Revolving Lender’s Applicable Percentage in respect of the Revolving Facility at such time.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Applicable Administrative Agent or the Applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or that holds a Loan under such Facility, at such time and (b) with respect to the Letter of Credit Sublimit, (i) each L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Lenders.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means Credit Suisse Securities (USA) LLC, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and JPMorgan Chase Bank, N.A., each in its capacity as joint lead arranger and joint bookrunner with respect to the Second Amendment and the transactions contemplated thereby.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Applicable Administrative Agent, in substantially the form of Exhibit 11.06(b) or any other form approved by the Applicable Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease, and (c) in respect of any Securitization Transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by each of the Administrative Agents in its reasonable judgment.

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal year ended December 31, 2017 and the related consolidated statements of income or operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries for such fiscal year, including the notes thereto.

“Availability Period” means with respect to the Revolving Facility, the period from and including the Restatement Effective Date to the earliest of (i) the Revolving Loan Maturity Date, (ii) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Lender to make Revolving Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02.

“Available Amount” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to, without duplication:

(a)
the Retained Excess Cash Flow Amount at such time, plus
(b)
the cumulative amount of cash and Cash Equivalent proceeds from the sale of Equity Interests and capital contributions (other than Disqualified Capital Stock and Equity Interests under any Parent Equity Offerings) received by the Parent (other than any proceeds included for purposes of determining amounts available for Investments under Section 8.02(n)) Not Otherwise Applied and contributed to the Company after the Restatement Effective Date in the form of common equity, plus

(c)
the cumulative amount of cash and Cash Equivalent proceeds from the issuance of Indebtedness (including, for the avoidance of doubt, Disqualified Capital Stock) of the Company or any Restricted Subsidiary, in each case, issued after the Restatement Effective Date which has been converted into Qualified Capital Stock of the Parent on or prior to such date, plus
(d)
in the event any Unrestricted Subsidiary has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary, the fair market value of the Investments of the Company and the Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such re-designation, combination or transfer (or of the assets transferred or conveyed, as applicable), in each case to the extent the original Investments in such Unrestricted Subsidiary were made after the Restatement Effective Date in reliance on the Available Amount pursuant to Section 8.02(s), plus
(e)
an amount equal to any net after-tax returns in cash and Cash Equivalents (including dividends, interest, distributions, returns of principal, sale proceeds, repayments, income and similar amounts) actually received by the Company or any Restricted Subsidiary in respect of any Investments made pursuant to Section 8.02(s), minus
(f)
any amount of the Available Amount used to make Investments pursuant to Section 8.02(s) after the Restatement Effective Date and prior to such time; minus
(g)
any amount of the Available Amount used to make Restricted Payments pursuant to Section 8.06(h) after the Restatement Effective Date and prior to such time; minus
(h)
any amount of the Available Amount used to make payments or distributions in respect of Subordinated Debt pursuant to Section 8.12(b)(iv) after the Restatement Effective Date and prior to such time, minus
(i)
the amount of any Restricted Payments made pursuant to Section 8.06(c) after the Restatement Effective Date and prior to such time.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(c)(iv).

“Bail-In Action” means (a) solely with respect to the Term Loans, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution or (b) solely with respect to the Revolving Loans, the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) solely with respect to the Term Loans, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule or (b) solely with respect to the Revolving Loans, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliate (other than through liquidation, administration or other insolvency proceedings).

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as announced from time to time by, in the case of the Term Facility, CS, in the case of the Revolving Facility, MSSF, as its “prime rate” in effect at its principal office in New York City~~,~~ and (c)  ~~with respect to the SOFR Loans,~~ Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00% ~~and (d) with respect to all Loans other than the SOFR Loans, the Adjusted Eurocurrency Rate for Loans denominated in Dollars (which rate shall be based upon an Interest Period of one month and shall be determined on a daily basis) plus 1.0%; provided, that, for the avoidance of doubt, the Adjusted Eurocurrency Rate for any day shall be based on the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time two Business Days prior to such day; subject to the definition of “Eurocurrency Rate”; provided further~~; provided that, if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. The “prime rate” is a rate set by CS or MSSF based upon various factors including CS’s or MSSF’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by CS or MSSF shall take effect at the opening of business on the day specified in the announcement of such change. Any change in the Base Rate due to a change in the “prime rate”, the Federal Funds Rate~~,~~ or Adjusted Term SOFR ~~or the Adjusted Eurocurrency Rate~~ shall be effective from and including the effective date of such change in the “prime rate”, the Federal Funds Rate~~,~~ or Adjusted Term SOFR ~~or the Adjusted Eurocurrency Rate~~, respectively.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate. Base Rate Loans shall be denominated in Dollars.

“Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Benchmark” means, initially, with respect to any (a) ~~Term B-6 Loans, Term B-7 Loans or Revolving Loans denominated in Dollars,~~SOFR Loans, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i) and (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling, Adjusted Daily Simple SONIA; provided that if a Benchmark Transition Event has occurred with respect to Adjusted Daily Simple SONIA or the then-current Benchmark for Sterling, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the first alternative set forth in the order below that can be determined by the Applicable Administrative Agent for the applicable Benchmark Replacement Date; provided that with respect to a Benchmark with respect to any Obligations, interest, fees, commissions or other amounts denominated in Sterling or calculated with respect thereto, the alternative set forth in clause (b) below:

(a)
the sum of Daily Simple SOFR; or
(b)
the sum of: (i) the alternate benchmark rate that has been selected by the Applicable Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (ii) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Applicable Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency at such time.

“Benchmark Replacement Date” means a date and time determined by the Applicable Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark for any Currency:

(a)
in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the then-current Benchmark for any Currency, the occurrence of one or more of the following events with respect to such Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c) and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c).

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BFEA EURIBOR” has the meaning specified in the definition of “EURIBOR Rate”.

“Blue Prism” means the “Acquired Business” as such term is defined in the Incremental B-6/B-7 Amendment.

“Blue Prism Acquisition” means the acquisition by the Company of Blue Prism pursuant to the Blue Prism Scheme.

“Blue Prism Scheme” means the “Scheme” as such term is defined in the Incremental B-6/B-7 Amendment.

“Blue Prism Transactions” means, collectively, (a) the consummation of the Blue Prism Acquisition on the Incremental B-6/B-7 Effective Date and the other transactions contemplated by the Blue Prism Scheme on or prior to the Incremental B-6/B-7 Effective Date, (b) the effectiveness of the Term B-6 Loans and the Term B-7 Loans under this Agreement pursuant to the Incremental B-6/B-7 Amendment and (c) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Borrower” and “Borrowers” has the meaning specified in the introductory paragraph hereto.

“Borrowing” means a borrowing consisting of simultaneous Loans under the same Facility of the same Type, in the same currency and, in the case of Eurocurrency Rate Loans or SOFR Loans, having the same Interest Period made by each of the applicable Lenders pursuant to Section 2.01; provided that the term “Borrowing” shall include the consolidated “borrowing” of (a) the 2017 Refinancing New Term B-1 Loans and the 2017 Refinancing Exchanged Term B-1 Loans and (b) the 2017 Refinancing New Term B-2 Loans and the 2017 Refinancing Exchanged Term B-2 Loans, in each case resulting from the 2017 Refinancing Term Loan Consolidation.

“Bridge Facility” means the $750,000,000 senior unsecured bridge loan facility, if any, provided to the Company pursuant to the terms of that certain Second Amended and Restated Commitment Letter, dated as of February 15, 2018, by and among Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Deutsche Bank AG Cayman Islands Branch, JPMorgan Chase Bank, N.A., Royal Bank of Canada, RBC Capital Markets and the Company, as amended, restated, supplemented and otherwise modified from time to time.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or the state where the Applicable Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in ~~Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day that is also a London Banking Day, (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in~~ Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day, (~~c~~b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than ~~Dollars or~~ Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the ~~London or other~~ applicable offshore interbank market for such currency, (~~d~~c) if such day relates to any fundings, disbursements, settlements and payments in a currency other than ~~Dollars or~~ Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than ~~Dollars or~~ Euro, or any other dealings in any currency other than ~~Dollars or~~ Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency and (~~e~~d) when used in connection with a SOFR Loan, or any other calculation or determination involving SOFR, the term “Business Day” means any day that is only a U.S. Government Securities Business Day.

“Capital Expenditures” means, for any period then ended, all cash capital expenditures of the Parent and its Restricted Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP (including acquisitions of IP Rights to the extent the cost thereof is treated as a capitalized expense in accordance with GAAP) and made in cash during such period.

“Capital Lease” means, as applied to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, but subject to the last sentence of Section 1.03(a), is required to be accounted for as a capital lease on the balance sheet of that Person.

“Cash Collateralize” means to pledge and deposit with or deliver to the Revolving Facility Administrative Agent, for the benefit of the Revolving Facility Administrative Agent, the Applicable L/C Issuer and the Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect thereof (as the context may require), cash or deposit account balances or, if the Applicable L/C Issuer benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Revolving Facility Administrative Agent and (b) the Applicable L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short‑term commercial paper rating from S&P is at least A‑1 or the equivalent thereof or from Moody’s is at least P‑1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A‑1 (or the equivalent thereof) or better by S&P or P‑1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) investments substantially equivalent to those referred to in clauses (a) through (d) above denominated in Euros or any other foreign currency comparable in credit quality and tenor to those referred to above customarily used by business entities for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Restricted Subsidiary organized or operating in such jurisdiction and (f) investments, classified in accordance with GAAP as Current Assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

“Cayman Security Document” means (a) that certain Share Security Agreement between GlobeOp Financial Services (Switzerland) GmbH, as chargor, and the Original Administrative Agent, as security agent, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), and (b) each other Cayman Islands law governed document or instrument which creates or evidences or which is expressed to create or evidence any Lien granted or required to be granted pursuant to Section 7.14.

“CDOR Screen Rate” has the meaning specified in the definition of “Eurocurrency Rate”.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code.

“Change in Law” means the occurrence, after the Restatement Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:
(a)
any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than a Permitted Holder, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 40% of the Voting Stock of the Parent (measured by voting power rather than number of shares) on a fully diluted basis;
(b)
a majority of the members of the board of directors (or equivalent governing body) of the Parent are not Continuing Directors; or
(c)
the Parent fails to, directly or indirectly, own and control all of the issued Voting Stock of (i) the Company or (ii) any Designated Borrower.

“Class” means (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Commitments, Extended Revolving Commitments of a given Extension Series, Refinancing Revolving Commitments of a given Refinancing Series, Incremental Term Loan Commitments of a given Incremental Series, Refinancing Term Commitments of a given Refinancing Series or Commitments in respect of Replacement Term Loans and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Loans, Extended Revolving Loans of a given Extension Series, Refinancing Revolving Loans of a given Refinancing Series, 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Extended Term Loans of a given Extension Series, Incremental Term Loans of a given Incremental Series, Refinancing Term Loans of a given Refinancing Series or Replacement Term Loans established pursuant to the same amendment to this Agreement. Commitments (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class.

“Co-Borrower” has the meaning assigned to such term in Section 1.13(a).

“Co-Managers” means Citibank, N.A., Deutsche Bank Securities Inc. and RBC Capital Markets, each in its capacity as a co-manager.

“Collateral” means a collective reference to all personal property with respect to which Liens in favor of the Administrative Agent, for the benefit of itself and the Lenders, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.

“Collateral Documents” means a collective reference to the U.S. Security Agreement, the English Security Documents, the Lux Security Documents, the Lux Security Confirmation Agreement, the Swiss Security Documents, the Cayman Security Documents, the Irish Security Documents and other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.14, Section 7.19 or any of the Loan Documents.

“Commitment” means with respect to each Lender (i) as to each Revolving Lender, the Revolving Commitment of such Revolving Lender, (ii) as to each Term B-3 Lender, the Term B-3 Commitment of such Term B-3 Lender, (iii) as to each Term B-4 Lender, the Term B-4 Commitment of such Term B-4 Lender, (iv) as to each Term B-5 Lender, the Term B-5 Commitment of such Term B-5 Lender, (v) as to each Term B-6 Lender, the Term B-6 Commitment of such Term B-6 Lender, (vi) as to each Term B-7 Lender, the Term B-7 Commitment of such Term B-7 Lender, (vii) as to any Incremental Term Loan, the Incremental Term Loan Commitment of such Lender, (viii) as to any Extended Revolving Loans or Extended Term Loans, the Extended Revolving Commitments or the Commitments to provide such Extended Term Loans (as applicable) of such Lender, (ix) as to any Refinancing Revolving Loans or Refinancing Term Loans, the Refinancing Revolving Commitments or the Commitments to provide such Refinancing Term Loans (as applicable) of such Lender and (x) as to any Replacement Term Loans, the Commitments to provide such Replacement Term Loans of such Lender.

“Commitment Increase Amendment” has the meaning set forth in Section 2.01().

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” has the meaning specified in the introductory paragraph hereto.

“Company Materials” has the meaning specified in Section 7.02.

“Compliance Certificate” means a certificate substantially in the form of Exhibit 7.02.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.05 and other technical, administrative or operational matters) that the Applicable Administrative Agent in consultation with the Company decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Applicable Administrative Agent in a manner substantially consistent with market practice (or, if the Applicable Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Applicable Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Applicable Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Consolidated Cash Taxes” means, as of any date for the applicable period ending on such date with respect to the Parent and its Restricted Subsidiaries on a consolidated basis, the aggregate of all income, franchise and similar taxes (including penalties and interest), as determined in accordance with GAAP, to the extent the same are payable in cash with respect to such period.

“Consolidated Current Assets” means, with respect to any Person, the Current Assets of such Person and its Restricted Subsidiaries on a consolidated basis.

“Consolidated Current Liabilities” means, with respect to any Person and its Restricted Subsidiaries on a consolidated basis, all liabilities that, in accordance with GAAP, would be classified as current liabilities on the consolidated balance sheet of such Person, but excluding (a) the current portion of Indebtedness (including the Swap Termination Value of any Swap Contracts) to the extent reflected as a liability on the consolidated balance sheet of such Person, (b) the current portion of interest, (c) accruals for current or deferred Taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, (e) deferred revenue and (f) any L/C Obligations or Revolving Loans.

“Consolidated EBITDA” means, for any period, for the Parent and its Restricted Subsidiaries on a consolidated basis, an amount equal to (a) Consolidated Net Income for such period plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted (or, in the case of amounts pursuant to clauses (vii) and (xii) below, not already included in Consolidated Net Income) for, without duplication,
(i)
total interest expense determined in accordance with GAAP (including, to the extent deducted and not added back in computing Consolidated Net Income, (A) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (B) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (C) non-cash interest payments, (D) the interest component of Capital Leases, (E) net payments, if any, made (less net payments, if any, received) pursuant to interest rate Swap Contracts with respect to Indebtedness, (F) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses and (G) any expensing of bridge, commitment and other financing fees) and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed),
(ii)
provision for taxes based on income, profits or capital of the Parent and its Restricted Subsidiaries, including, without limitation, federal, state, franchise, excise and similar taxes and foreign withholding taxes paid or accrued during such period including penalties and interest related to such taxes or arising from any tax examinations,
(iii)
depreciation and amortization expense and impairment charges (including amortization of intangible assets (including goodwill) and deferred financing fees or costs),
(iv)
net after-tax extraordinary, unusual or non-recurring charges, expenses or losses (including accruals and payments for amounts payable under executive employment agreements and losses on disposition of property outside of the ordinary course of business),
(v)
other non-cash charges, expenses or losses (excluding any such non-cash charge, expense or loss to the extent that it represents an accrual of or reserve for cash expenses in any future period, an amortization of a prepaid cash expense that was paid in a prior period or write-off or writedown of, or reserves with respect to, Current Assets (but including any non-cash increase in expenses resulting from the revaluation of inventory (including any impact of changes to inventory valuation policy methods including changes in capitalization and variances and the non-cash portion of “straight line” rent expense)),
(vi)
restructuring charges or reserves and business optimization expense, including any restructuring costs and integration costs incurred in connection with Permitted Acquisitions or operational changes after the Restatement Effective Date, project start-up costs, costs related to the closure and/or consolidation of facilities, retention charges, contract termination costs, retention, recruiting, relocation, severance and signing bonuses and expenses, future lease commitments, systems establishment costs, conversion costs and excess pension charges and consulting fees,
(vii)
the amount of net cost savings, operating expense reductions, other operating improvements and acquisition synergies projected by the Company in good faith to be realized during such period (calculated on a pro forma basis as though such items had been realized on the first day of such period) as a result of actions taken or to be taken in connection with any acquisition, disposition or operational change by the Company or any Restricted Subsidiary, net of the amount of actual benefits realized during such period that are otherwise included in the calculation of Consolidated EBITDA from such actions; provided that (A) a duly completed certificate signed by a Responsible Officer of the Company shall be delivered to the Administrative Agents together with the Compliance Certificate required to be delivered pursuant to Section 7.02(b), certifying that (x) such cost savings, operating expense reductions, other operating improvements and synergies are reasonably anticipated to be realized within the timeframes set forth in clause (y) below and are factually supportable, in each case as determined in good faith by the Company, and (y) such actions have been, in the case of any acquisition, disposition or implementation of any initiative relating to such acquisition or disposition which is expected to result in such cost savings, expense reductions or synergies, taken or are to be taken within 18 months after the consummation of such acquisition, disposition or initiative or, in the case of operational changes, substantially completed, (B) no cost savings, operating expense reductions and synergies shall be added pursuant to this clause (vii) to the extent duplicative of any expenses or charges otherwise added to Consolidated Net Income, whether through a pro forma adjustment or otherwise, for such period, (C) amounts projected (and not yet realized) may no longer be added in calculating Consolidated EBITDA pursuant to this clause (vii) to the extent occurring more than four full fiscal quarters after the specified action taken in order to realize such projected cost savings, operating expense reductions and synergies and (D) the aggregate amount of add backs made pursuant to this clause (vii) (other than any such add backs relating to the Target Acquisition), shall not exceed an amount equal to 20% of Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended prior to the determination date (without giving effect to any adjustments pursuant to this clause (vii)),
(viii)
non-cash expenses resulting from any employee benefit or management compensation plan or the grant of stock and stock options to employees of the Parent or any Restricted Subsidiary pursuant to a written plan or agreement or the treatment of such options under variable plan accounting,
(ix)
all fees, premiums and expenses incurred in connection with the Target Acquisition,
(x)
any non‑cash purchase accounting adjustment and any step-ups with respect to re-valuing assets and liabilities in connection with any Investment permitted under Section 8.02,

(xi)
transaction fees and expenses incurred in connection with, to the extent permitted hereunder, any Investment, any debt issuance (including, for the avoidance of doubt, debt issuances under this Agreement and in connection with the Target Acquisition), any equity issuance, any Disposition, any casualty event, or any amendments or waivers of the Loan Documents, or refinancings in connection therewith, in each case, whether or not consummated,
(xii)
proceeds from business interruption insurance (to the extent not reflected as revenue or income in Consolidated Net Income) in an amount representing the revenue for the applicable period that such proceeds are intended to replace,
(xiii)
charges, losses, lost profits, expenses or write-offs to the extent indemnified or insured by a third party, including expenses covered by indemnification provisions in connection with a Permitted Acquisition or any other acquisition permitted by Section 8.02 or any transaction permitted by Section 8.04, in each case, to the extent that coverage has not been denied and so long as such amounts are actually reimbursed to the Parent or its Restricted Subsidiaries in cash within one year after the related amount is first added to Consolidated EBITDA pursuant to this clause (xiii) (and if not so reimbursed within one year, such amount shall be deducted from Consolidated EBITDA during the next measurement period),
(xiv)
amounts paid or reserved in connection with earn-out obligations in connection with any acquisition of a business or Person, and
(xv)
rent and other amounts accrued or expensed under Synthetic Leases, and
(xvi)
non-cash adjustments resulting from the application of FASB ASC Update No. 2014-09 (Revenue from Contracts with Customers (Topic 606)) effective January 1, 2018,

minus

(c)
an amount which, in the determination of Consolidated Net Income, has been included for
(i)
all extraordinary, non-recurring or unusual gains and non‑cash income during such period,
(ii)
any other non-cash income or gains (other than the accrual of revenue in the ordinary course), but excluding any such items (A) in respect of which cash was received in a prior period or will be received in a future period or (B) which represent the reversal in such period of any accrual of, or reserve for, anticipated cash charges in any prior period where such accrual or reserve is no longer required, all as determined on a consolidated basis, and
(iii)
any gains realized upon the disposition of property outside of the ordinary course of business, plus/minus

(d)
to the extent included in the determination of Consolidated Net Income, net unrealized losses/gains (after any offset) in respect of (i) Swap Contracts and (ii) currency translation gains or losses, including those related to currency remeasurements of indebtedness, all as determined in accordance with GAAP.
Notwithstanding anything to the contrary, to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any income (loss) for such period attributable to the early extinguishment of (x) Indebtedness, (y) obligations under any Swap Contracts or (z) other derivative instruments.
For purposes of calculating Consolidated EBITDA for any period, (A) the Consolidated EBITDA (determined in accordance with GAAP) of the subject of any Permitted Acquisition by the Parent or its Restricted Subsidiaries during such period or (to the extent permitted under Section 1.03(b)(ii)) after the end of such period and prior to the applicable date of determination shall be included on a Pro Forma Basis for such period (but assuming the consummation of such Permitted Acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period), (B) the Consolidated EBITDA of (or attributable to) any Restricted Subsidiary all of whose Equity Interests (or all or substantial portion of whose assets) are Disposed of, or any line of business or division of the Parent or any of its Restricted Subsidiaries Disposed of, during such period or (to the extent permitted under Section 1.03(b)(ii)) after the end of such period and prior to the applicable date of determination shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period), (C) the Consolidated EBITDA (determined in accordance with GAAP) of any Unrestricted Subsidiary that is designated as a Restricted Subsidiary during such period or (to the extent permitted under Section 1.03(b)(ii)) after the end of such period and prior to the applicable date of determination shall be included on a Pro Forma Basis for such period (but assuming such designation and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) and (D) the Consolidated EBITDA of (or attributable to) any Subsidiary that is designated as an Unrestricted Subsidiary during such period or (to the extent permitted under Section 1.03(b)(ii)) after the end of such period and prior to the applicable date of determination shall be excluded for such period (assuming the consummation of such designation, and that any Indebtedness of such Subsidiary was retired in connection therewith, in each case on the first day of such period).

“Consolidated Funded Indebtedness” means, as of any date of determination with respect to the Parent and its Restricted Subsidiaries on a consolidated basis, without duplication, the sum of: (a) the outstanding principal amount of all obligations for borrowed money, whether current or long-term (including the Obligations) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all obligations arising under letters of credit (including standby and commercial but excluding letters of credit to the extent such letters of credit have been cash collateralized), bankers’ acceptances, bank guaranties and similar instruments and unreimbursed obligations under surety bonds; (c) all obligations in respect of the deferred purchase price of property or services (including non-contingent earn-out payments and other non-contingent deferred payments but excluding contingent earn-out payments, other contingent deferred payments and trade accounts payable in the ordinary course of business); (d) all Attributable Indebtedness; (e) all Guarantees with respect to outstanding

Indebtedness of the types specified in clauses (a) through (d) above of another Person (except to the extent supported by a letter of credit); and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which the Parent or any of its Restricted Subsidiaries is a general partner or joint venturer, except to the extent that such Indebtedness is expressly made non-recourse to such Person.

“Consolidated Net Income” means, for any period, for the Parent and its Restricted Subsidiaries on a consolidated basis, the net income (or loss) of the Parent and its Restricted Subsidiaries for that period determined in accordance with GAAP (excluding (a) extraordinary gains and extraordinary losses for such period and (b) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Parent or any of its Restricted Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Parent or such Restricted Subsidiary in the form of cash dividends or similar distributions).

“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date less all Unrestricted Cash to (b) Consolidated EBITDA for the four fiscal quarters most recently ended for which financial statements were required to have been delivered pursuant to Section 7.01(a) or 7.01(b).

“Consolidated Net Leverage Ratio Test” means, as of any date of determination, the Consolidated Net Leverage Ratio shall not exceed 5.50:1.00.

“Consolidated Net Secured Funded Indebtedness” means, as of any date of determination, the Consolidated Funded Indebtedness of the Parent and its Restricted Subsidiaries on a consolidated basis that is secured by liens on the property of the Parent or any of its Restricted Subsidiaries; provided, however, that all 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans, Term B-6 Loans, Term B-7 Loans, Revolving Loans, Revolving Commitments and any Credit Agreement Refinancing Indebtedness or any other Permitted Refinancing or successive Permitted Refinancing with respect thereto shall at all times be deemed to be Consolidated Net Secured Funded Indebtedness for purposes of calculating the Consolidated Net Secured Leverage Ratio in connection with Section 2.01(f)(i)(B)(y).

“Consolidated Net Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Net Secured Funded Indebtedness as of such date less all Unrestricted Cash to (b) Consolidated EBITDA for the four fiscal quarters most recently ended (or, in the case of determinations described in Section 1.03(b)(ii) as occurring after the end of the applicable period, the most recent four fiscal quarter period preceding the date of such transaction for which financial statements were required to be delivered pursuant to Section 7.01(a) or 7.01(b)).

“Consolidated Scheduled Funded Debt Payments” means, for any period with respect to the Parent and its Restricted Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal during such period on Consolidated Funded Indebtedness that constitutes Funded Debt (including the implied principal component of payments due on Capital Leases during such period), less the reduction in such scheduled payments resulting from voluntary prepayments or mandatory prepayments required pursuant to Section 2.05, in each case as applied pursuant to Section 2.05, as determined in accordance with GAAP.

“Consolidated Total Assets” means the consolidated total assets of the Parent and its Restricted Subsidiaries as set forth on the consolidated balance sheet of the Parent as of the most recent period for which financial statements were required to have been delivered pursuant to Sections 7.01(a) and (b).

“Continuing Director” means, as of any date of determination, any member of the board of directors or other equivalent governing body of the Parent who: (1) was a member of such board of directors or other equivalent governing body on the Restatement Effective Date or was nominated for election, elected or appointed, or was otherwise approved, by William C. Stone (or any estate, trust, corporation, partnership or other entity Controlled by him) or (2) was nominated for election, elected or appointed to such board of directors or other equivalent governing body by or with the approval of a majority of the Continuing Directors who were members of such board of directors or other equivalent governing body at the time of such nomination, election or appointment.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, the power to vote 20% or more of the Voting Stock.

“CPECs” shall mean the convertible preferred equity certificates, regardless of class or series, having a nominal value of one Euro each, issued by Lux Intermediate Holdco.

“Credit Agreement Refinancing Indebtedness” means (a) Permitted First Priority Refinancing Debt, (b) Permitted Junior Priority Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) other Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, any Class of existing Loans (or any Class of unused Commitments), or any then‑existing Credit Agreement Refinancing Indebtedness (the “Refinanced Debt”); provided that (i) such Indebtedness has a maturity no earlier, and a Weighted Average Life to Maturity equal to or greater, than the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than the principal amount (or in the case of the Revolving Facility, commitments) (or accreted value, if applicable) of the Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and fees and expenses associated with the refinancing, plus an amount equal to any existing commitments unutilized thereunder, (iii) the covenants and events of default of such Indebtedness are, taken as a whole, not materially more favorable to the investors providing such Indebtedness than those contained in the documentation governing or evidencing the Refinanced Debt (except for (x) covenants or other provisions applicable only to periods after the Maturity Date of the applicable Facility existing at the time of incurrence of such Credit Agreement Refinancing Indebtedness and (y) any financial maintenance covenant to the extent such covenant is also added for the benefit of the lenders under the Refinanced Debt, to the extent that any portion thereof remains outstanding) at the time of incurrence or issuance of such Credit Agreement Refinancing Indebtedness (provided that a certificate of a Responsible Officer delivered to the Applicable Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness stating that the Company has determined in good faith that such covenants and events of default satisfy the foregoing requirement shall be conclusive evidence that such covenants and events of default satisfy the requirement of this clause (iii)), (iv) the Effective Yield with respect such Credit Agreement Refinancing Indebtedness shall be determined by the Company and the lenders or other investors providing such Credit Agreement Refinancing Indebtedness, (v) unless such Credit Agreement Refinancing Indebtedness is incurred solely by means of extending or renewing then existing Indebtedness described in clause (a), (b) or (c) above without resulting in any Net Cash Proceeds, such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained, (vi) the direct borrower or issuer with respect to such Credit Agreement Refinancing Indebtedness shall be the Company or, with respect to any such debt in the form of Refinancing Term Loans incurred to extend, renew, replace, repurchase, retire or refinance Refinanced Debt of a Designated Borrower, such Designated Borrower, (vii) such Indebtedness is not at any time guaranteed by any Person other than Guarantors with respect to the applicable Refinanced Debt (provided that any Credit Agreement Refinancing Indebtedness with respect to the Foreign Obligations (or any portion thereof) that is directly incurred by the Company shall not be guaranteed by any Person other than the Domestic Guarantors), (viii) to the extent secured, (A) such Indebtedness will be subject to the terms of an Intercreditor Agreement and (B) Indebtedness is not secured by property other than the property constituting Collateral, with respect to the applicable Refinanced Debt (provided that any Credit Agreement Refinancing Indebtedness with respect to the Foreign Obligations (or any portion thereof) that is directly incurred by the Company shall not be secured by property other than property constituting Collateral solely with respect to the Direct U.S. Loan Party Obligations), (ix) if the Refinanced Debt is subordinated in right of payment to, or to the Liens securing, the Obligations, then any Credit Agreement Refinancing Indebtedness shall be subordinated in right of payment to, or to the Liens securing, the Obligations, as applicable, on terms (x) at least as favorable (taken as a whole) to the Lenders as those contained in the documentation governing or evidencing the Refinanced Debt (provided that a certificate of a Responsible Officer delivered to the Applicable Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness stating that the Company has determined in good faith that such subordination terms satisfy the foregoing requirement shall be conclusive evidence that such subordination terms satisfy the requirement of this clause (x)) or (y) otherwise reasonably acceptable to the Administrative Agents, (x) any Credit Agreement Refinancing Indebtedness shall be pari passu or (if incurred pursuant to clause (b) or (c) of this definition) junior in right of payment and, if secured, secured on a pari passu or (if incurred pursuant to clause (b) of this definition) junior basis with respect to security, with respect to (A)

in the case of any Credit Agreement Refinancing Indebtedness incurred by a Designated Borrower under clause (d) of this definition, the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans and the Term B-7 Loans (and any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by a Designated Borrower with respect thereto) and (B) any other Credit Agreement Refinancing Indebtedness, the Revolving Facility and each Term Facility (other than the Term B-2 Facility (or any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by a Designated Borrower with respect thereto)), to the extent outstanding, (xi) (A) no Credit Agreement Refinancing Indebtedness incurred by a Designated Borrower under clause (d) of this definition shall be (except with the proceeds of Credit Agreement Refinancing Indebtedness in respect thereof) voluntarily or mandatorily prepaid prior to repayment in full of (or, if junior in right of payment or as to security, on a junior basis with respect to) the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or the Term B-7 Loans (and any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by a Designated Borrower with respect thereto) unless, solely in the case of such Credit Agreement Refinancing Indebtedness that is pari passu in right of payment and security with the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or the Term B-7 Loans (and any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by a Designated Borrower with respect thereto), accompanied by at least a ratable payment of the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or the Term B-7 Loans (and any such Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by a Designated Borrower) then outstanding, and any such Credit Agreement Refinancing Indebtedness that is pari passu in right of payment and security with the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or the Term B-7 Loans (and any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by a Designated Borrower with respect thereto) may participate with the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or the Term B-7 Loans (and any such Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by a Designated Borrower) then outstanding on a pro rata basis or on less than a pro rata basis (but not greater than pro rata basis) in any voluntary or mandatory prepayments hereunder and (B) no other Credit Agreement Refinancing Indebtedness shall be (except with the proceeds of Credit Agreement Refinancing Indebtedness in respect thereof) voluntarily or mandatorily prepaid prior to repayment in full of (or, if junior in right of payment or as to security, on a junior basis with respect to) the 2017 Refinancing Term B-1 Loans, the Term B-3 Loans, the Term B-5 Loans or the Term B-6 Loans (and any Refinancing Term Loans, Extended Term Loans and Replacement Term Loans incurred by the Company in respect thereof) unless, solely in the case of such Credit Agreement Refinancing Indebtedness that is incurred under clause (d) of this definition and is pari passu in right of payment and security with the 2017 Refinancing Term B-1 Loans, the Term B-3 Loans, the Term B-5 Loans or the Term B-6 Loans (and any Refinancing Term Loans, Extended Term Loans and Replacement Term Loans incurred by the Company in respect thereof), accompanied by at least a ratable payment of the 2017 Refinancing Term B-1 Loans, the Term B-3 Loans, the Term B-5 Loans or the Term B-6 Loans (and any such Refinancing Term Loans, Extended Term Loans and Replacement Term Loans), and any such Credit Agreement Refinancing Indebtedness incurred under clause (d) of this definition that is pari passu in right of payment and security with the 2017 Refinancing Term B-1 Loans, the Term B-3 Loans, the Term B-5 Loans or the Term B-6 Loans (and any Refinancing Term Loans, Extended Term Loans and Replacement Term Loans incurred by the Company in respect thereof) may participate with the

2017 Refinancing Term B-1 Loans, the Term B-3 Loans, the Term B-5 Loans and the Term B-6 Loans (and any such Refinancing Term Loans, Extended Term Loans and Replacement Term Loans) on a pro rata basis or on less than a pro rata basis (but not greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, (xii) with respect to any Credit Agreement Refinancing Indebtedness incurred pursuant to clause (d) of this definition, the holders of such Indebtedness shall have become bound by the Re-Allocation Agreement in a manner satisfactory to the Administrative Agents and (xiii) the proceeds of such Credit Agreement Refinancing Indebtedness shall be applied, substantially concurrently with the incurrence thereof, to the pro rata prepayment of outstanding loans (and in the case of the Revolving Facility, pro rata permanent commitment reductions) under the applicable Facility being so refinanced.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“CS” means Credit Suisse AG, Cayman Islands Branch and any successor thereto by merger, consolidation or otherwise.

“Currency” means Dollars or any Alternative Currency.

“Current Assets” means, with respect to any Person, all assets of such Person that, in accordance with GAAP, would be classified as current assets on the balance sheet of a company conducting a business the same as or similar to that of such Person, after deducting appropriate and adequate reserves therefrom in each case in which a reserve is proper in accordance with GAAP, but excluding (i) cash, (ii) Cash Equivalents, (iii) Swap Contracts to the extent that the mark-to-market Swap Termination Value would be reflected as an asset on the consolidated balance sheet of such Person, (iv) deferred financing fees and (v) payment for deferred taxes.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Applicable Administrative Agent in accordance with the conventions (including any credit spread adjustment) for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Applicable Administrative Agent decide that any such convention is not administratively feasible for the Applicable Administrative Agent, then the Applicable Administrative Agent may establish another convention in their reasonable discretion.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally and in connection with Luxembourg (i) insolvency proceedings (faillite) within the meaning of Articles 437 ff. of the Luxembourg Commercial Code or any other insolvency proceedings pursuant to the European Insolvency Regulation, (ii) controlled management (gestion contrôlée) within the meaning of the grand ducal regulation of 24 May 1935 on controlled management, (iii) voluntary arrangement with creditors (concordat préventif de faillite) within the meaning of the law of 14 April 1886 on arrangements to prevent insolvency, as amended, (iv) suspension of payments (sursis de paiement) within the meaning of Articles 593 ff. of the Luxembourg Commercial Code and (v) voluntary or compulsory winding-up pursuant to the law of 10 August 1915 on commercial companies, as amended.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus the Applicable Rate, if any, applicable to Base Rate Loans under the Revolving Facility plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, a SOFR Loan or a SONIA Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate for Eurocurrency Rate Loans under the Revolving Facility plus 2% per annum.

“Defaulting Lender” means, subject to Section 2.15(b), any Lender that, as determined by the Applicable Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit, within three Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Applicable Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more of the conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Company or the Applicable Administrative Agent in writing that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after request by the Applicable Administrative Agent, to confirm in writing that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Applicable Administrative Agent and the Company), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (e) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Applicable Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) upon delivery of written notice of such determination to the Company and each Lender.

“Designated Borrower” has the meaning specified in the introductory paragraph hereto.

“Designated Borrower 1” has the meaning specified in the introductory paragraph hereto.

“Designated Borrower 2” has the meaning specified in the introductory paragraph hereto.

“Designated U.S. Co-Borrower” has the meaning specified in the introductory paragraph hereto.

“Designating Lender” has the meaning specified in Section 1.13(d).

“Direct U.S. Loan Party Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Company, each Domestic Borrower and any Domestic Guarantor arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (other than any guarantee of, or related obligations, covenants and duties with respect to, the Foreign Obligations), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Company or any Domestic Guarantor of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include (a) all obligations under any Secured Swap Contract between any Domestic Loan Party and any Lender or Affiliate of a Lender (excluding any Excluded Swap Obligations), (b) all obligations under any Secured Treasury Management Agreement between any Domestic Loan Party and any Lender or Affiliate of a Lender and (c) all guarantees by any Domestic Loan Party of obligations of any other Domestic Loan Party described in preceding clause (a) or (b).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Loan Party or any Restricted Subsidiary thereof (including the Equity Interests of any such Subsidiary), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding any Involuntary Disposition. The term “Disposition” shall not include any issuance of Equity Interests by the Parent.

“Disqualified Capital Stock” means Equity Interests that (a) require the payment of any dividends (other than dividends payable solely in shares of Qualified Capital Stock), (b) mature or are mandatorily redeemable or subject to mandatory repurchase or redemption or repurchase at the option of the holders thereof, in each case in whole or in part and whether upon the occurrence of any event, pursuant to a sinking fund obligation on a fixed date or otherwise (including as the result of a failure to maintain or achieve any financial performance standards), prior to the date that is 91 days after the Latest Maturity Date (other than (i) upon payment in full of the Obligations and termination of the Commitments or (ii) upon an asset sale or change of control, provided, that any payment required pursuant to this clause (ii) is contractually subordinated in right of payment to the Obligations on terms reasonably satisfactory to the Administrative Agents) or (c) are convertible or exchangeable, automatically or at the option of any holder thereof, into any Indebtedness, Equity Interests or other assets other than Qualified Capital Stock.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Applicable Administrative Agent or the Applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Domestic Borrower” means the Company and each Co-Borrower that is a Domestic Subsidiary.

“Domestic Guarantors” means (i) with respect to the Obligations of the Company and the other Domestic Loan Parties, (a) each Domestic Subsidiary of the Parent identified as a “Domestic Guarantor” on the signature pages hereto, (b) the Parent, (c) each Domestic Borrower and (d) each other Person that joins as a Domestic Guarantor pursuant to Section 7.12, (ii) with respect to the Foreign Obligations, the Company and each Person described in subclauses (a), (b), (c) and (d) of preceding clause (i), and (iii) with respect to obligations under any Secured Swap Contract between any Domestic Loan Party (other than the Domestic Borrowers) and any Lender or Affiliate of a Lender and obligations under any Secured Treasury Management Agreement between any Domestic Loan Party (other than the Domestic Borrowers) and any Lender or Affiliate of a Lender, the Domestic Borrowers and each other Domestic Loan Party not party to such Secured Swap Contract or Secured Treasury Management Agreement, as the case may be.

“Domestic Loan Party” means the Company, each other Domestic Borrower, the Parent and each of the other Domestic Guarantors.

“Domestic Non-Loan Party” means each Domestic Subsidiary that is not a Domestic Loan Party.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any state of the United States or the District of Columbia and whose Equity Interests are not held, directly or indirectly, by a CFC or Foreign Holdco. For the avoidance of doubt, neither the Designated U.S. Co-Borrower nor SS&C Financial Services LLC (f/k/a GlobeOp Financial Services LLC) shall be treated as Domestic Subsidiaries.

“Dutch Auction” means an auction (an “Auction”) conducted by the Parent or one of its Subsidiaries in order to purchase Term Loans of any Class in accordance with the following procedures or such other procedures as may be agreed to between the Administrative Agent and the Company:

(a)
Notice Procedures. In connection with an Auction, the Company will provide notification to the Administrative Agent (for distribution to the applicable Lenders) of the Term Loans that will be the subject of the Auction (an “Auction Notice”). Each Auction Notice shall be in a form reasonably acceptable to the Administrative Agent and shall contain (i) the total cash value of the bid, in a minimum amount of $10,000,000 with minimum increments of $1,000,000 (the “Auction Amount”), and (ii) the discount to par, which shall be a range (the “Discount Range”) of percentages of the par principal amount of the Term Loans at issue that represents the range of purchase prices that could be paid in the Auction.
(b)
Reply Procedures. In connection with any Auction, each applicable Lender may, in its sole discretion, participate in such Auction and may provide the Administrative Agent with a notice of participation (the “Return Bid”) which shall be in a form reasonably acceptable to the Administrative Agent and shall specify (i) a discount to par that must be expressed as a price (the “Reply Discount”), which must be within the Discount Range, and (ii) a principal amount of the applicable Loans which must be in increments of $5,000,000 (the “Reply Amount”). A Lender may avoid the minimum increment amount condition solely when submitting a Reply Amount equal to the Lender’s entire remaining amount of the applicable Loans. Lenders may only submit one Return Bid per Auction. In addition to the Return Bid, the participating Lender must execute and deliver, to be held in escrow by the Administrative Agent, a form of assignment and acceptance in a form reasonably acceptable to the Administrative Agent.
(c)
Acceptance Procedures. Based on the Reply Discounts and Reply Amounts received by the Administrative Agent, the Administrative Agent, in consultation with the Company, will determine the applicable discount (the “Applicable Discount”) for the Auction, which will be the lowest Reply Discount for which the Parent or its Subsidiary, as applicable, can complete the Auction at the Auction Amount; provided that, in the event that the Reply Amounts are insufficient to allow the Parent or its Subsidiary, as applicable, to complete a purchase of the entire Auction Amount (any such Auction, a “Failed Auction”), the Parent or its Subsidiary shall either, at its election, (i) withdraw the Auction or (ii) complete the Auction at an Applicable Discount equal to the highest Reply Discount. The Parent or its Subsidiary, as applicable, shall purchase the applicable Loans (or the respective portions thereof) from each applicable Lender with a Reply Discount that is equal to or greater than the Applicable Discount (“Qualifying Bids”) at the Applicable Discount; provided that if the aggregate proceeds required to purchase all applicable Loans subject to Qualifying Bids would exceed the Auction Amount for such Auction, the Parent or its Subsidiary, as applicable, shall purchase such Loans at the Applicable Discount ratably based on the principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Administrative Agent). Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five Business Days from the date the Return Bid was due.
(d)
Additional Procedures. Once initiated by an Auction Notice, the Parent or its Subsidiary, as applicable, may not withdraw an Auction other than a Failed Auction. Furthermore, in connection with any Auction, upon submission by a Lender of a Qualifying Bid, such Lender will be obligated to sell the entirety or its allocable portion of the Reply Amount, as the case may be, at the Applicable Discount.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Yield” means, as to any Loans of any Facility, the effective yield on such Loans as reasonably determined by the Applicable Administrative Agent in consultation with the Parent, taking into account the applicable interest rate margins, any interest rate floors or similar devices and all fees, including upfront or similar fees or original issue discount (amortized over the shorter of (x) the life of such Loans and (y) the four years following the date of incurrence thereof) payable generally to Lenders making such Loans, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with the relevant Lenders. The Applicable Administrative Agent shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 11.06(b)(iii), (v) and (vii) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“English Security Documents” means (a) the English law governed share pledge in relation to the shares in Financial Models Corporation Limited, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), entered into between the Designated Borrower 2, as company, and the Original Administrative Agent; (b) the English law governed debenture, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), entered into among Financial Models Corporation Limited, SS&C Solutions Limited and GlobeOp Financial Services Limited, as chargors, and the Original Administrative Agent, and (c) each other English law governed document or instrument which creates or evidences or which is expressed to create or evidence any Lien granted or required to be granted pursuant to Section 7.14.

“Environmental Laws” means any and all federal, state, local, foreign and other applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Parent or any of its Restricted Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, any of the shares of capital stock of (or other ownership or profit interests in) such Person, any of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, any of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and any of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan (other than an event for which the 30-day notice period is waived); (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in insolvency; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan amendment as a termination under Section 4041(c) or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; or (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EU Treaty” means the Treaty on European Union.

“EURIBO Rate” means the rate per annum equal to the European Money Markets Institute EURIBO Rate (“BFEA EURIBOR”), as published by Reuters (or another commercially available source providing quotations of BFEA EURIBOR as designated by the Applicable Administrative Agent from time to time) at approximately 11:00 a.m., London time, two TARGET Days prior to the commencement of such Interest Period, for deposits in Euro (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period (the “EURIBOR Screen Rate”); provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “EURIBO Rate” shall be the interest rate per annum determined by the Applicable Administrative Agent to be the average of the rates per annum at which deposits in Euro are offered for such relevant Interest Period to major banks in the European interbank market by the Applicable Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two TARGET Days prior to the beginning of such Interest Period.

“EURIBOR Screen Rate” has the meaning specified in the definition of “EURIBOR Rate”.

“Euro” and “EUR” means the single currency of the Participating Member States introduced in accordance with the provisions of Article 109(i)4 of the EU Treaty.

“Eurocurrency Rate” means, with respect to an Interest Period for a Eurocurrency Rate Loan, the rate per annum equal to (a) ~~with respect to Term Loans denominated in Dollars only, the London interbank offered rate as administered by ICE Benchmark Administration (or any Person who takes over the administration of such rate) for deposits in Dollars (as set forth on the Reuters LIBOR01 page or any successor thereto or any other service selected by the Administrative Agent which has been nominated by the ICE Benchmark Administration (or any successor) as an authorized information vendor for the purpose of displaying such rates; in each case the “LIBOR01 Screen Rate”), determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period for deposits in Dollars for delivery on the first day of such Interest Period with a term equivalent to such Interest Period~~in respect of any Eurocurrency Rate Loan denominated in Euros, the EURIBO Rate, (b) in respect of any Eurocurrency Rate Loan denominated ~~in Euros, the EURIBO Rate, (c) in respect of any Eurocurrency Rate Loan denominated~~ in Canadian Dollars, the rate per annum equal to the average of the annual yield rates applicable to Canadian Dollar banker’s acceptances at or about 10:00 a.m. (Toronto, Ontario time) on the first day of such Interest Period (or if such day is not a Banking Day, then on the immediately preceding Banking Day) as reported on the “CDOR Page” (or any display substituted therefor) of Refinitiv Benchmark Services (UK) Limited (or such other page or commercially available source displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as may be designated by the Administrative Agents from time to time) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period) (the “CDOR Screen Rate”), (~~d) (i) in respect of the 2017 Refinancing Term B-1 Loans and the 2017 Refinancing Term B-2 Loans that are Eurocurrency Rate Loans, in the event the rate referenced in clause (a) does not appear on such page or services or if such page or services shall cease to be available, the rate per~~

~~annum determined by the Administrative Agent to be the rate at which it could borrow funds in Dollars (or, in respect of Revolving Loans or Letters of Credit denominated in an Alternative Currency, such Alternative Currency) for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Credit Suisse AG in the London interbank Eurocurrency market, or (ii) in respect of all other Loans that are Eurocurrency Rate Loans~~c) if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”), then the Eurocurrency Rate shall be the Interpolated Rate, or (~~e~~d) in the event the rate referenced in the preceding clause (~~d~~c) is not available at such time for any other reason, a comparable successor rate that is, at such time, broadly accepted by the syndicated loan market for loans denominated in ~~Dollars~~the applicable Alternative Currency in lieu of the “Screen Rate” or, if no such broadly accepted comparable successor rate exists at such time, a successor index rate as the Administrative Agent may determine with the consent of the Company; provided that in the case of this clause (~~e~~d) such successor index rate shall not become effective if the Administrative Agent shall have received a written objection from Lenders constituting the Required Lenders within ten Business Days of distributing the proposed successor index rate to the Lenders; provided, further, that in no event shall the Eurocurrency Rate be less than zero.

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the definition of “Eurocurrency Rate”. Eurocurrency Rate Loans ~~may~~shall be denominated in ~~Dollars or, in the case of Revolving Loans, in~~ an Alternative Currency. All Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans or SONIA Loans.

“European Insolvency Regulation” means regulation (EU) 2015/848 of the European Parliament and of the Council of May 20, 2015 on insolvency proceedings (recast).

“Event of Default” has the meaning specified in Section 9.01.

“Excess Cash Flow” means, with respect to any Excess Cash Flow Period, an amount, not less than zero, equal to (a) the sum, without duplication, of (i) Consolidated Net Income of the Parent and its Restricted Subsidiaries for such fiscal year plus (ii) the amount of all non-cash charges (including depreciation, amortization and deferred tax expense) deducted in arriving at such Consolidated Net Income plus (iii) the aggregate net amount of non-cash loss on Dispositions by the Parent and its Restricted Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income, minus (b) without duplication (in each case, for the Parent and its Restricted Subsidiaries on a consolidated basis):
(i)
Capital Expenditures that are (A) actually made during such Excess Cash Flow Period or (B) committed although not actually made during such Excess Cash Flow Period, so long as such Capital Expenditures are actually made within six (6) months after the end of such Excess Cash Flow Period, provided that (x) if any Capital Expenditures are deducted from Excess Cash Flow pursuant to (B) above, such amount shall be added to the Excess Cash Flow for the immediately succeeding Excess Cash Flow Period if the expenditure is not actually made within such six (6) month period and

(y) no deduction shall be taken in the immediately succeeding Excess Cash Flow Period when such amounts deducted pursuant to clause (B) are spent;
(ii)
Consolidated Scheduled Funded Debt Payments and, to the extent not otherwise deducted from Consolidated Net Income, Consolidated Cash Taxes;
(iii)
the aggregate amount of voluntary or mandatory permanent principal payments or mandatory repurchases of Indebtedness for borrowed money of the Parent and its Restricted Subsidiaries (excluding the Obligations and the Revolving Commitments); provided, that (A) such prepayments or repurchases are otherwise permitted hereunder, (B) if such Indebtedness consists of a revolving line of credit, the commitments under such line of credit are permanently reduced by the amount of such prepayment or repurchase, and (C) such prepayments or repurchases are not made, directly or indirectly, using proceeds, payments or any other amounts available from events or circumstances that were not included in determining Consolidated Net Income during such period (including any proceeds from Indebtedness);
(iv)
the aggregate amount of any premium, make-whole or penalty payments actually paid in cash during such period that are required to be made in connection with any prepayment or satisfaction and discharge of Indebtedness to the extent that the amount so prepaid, satisfied or discharged is not deducted from Consolidated Net Income for purposes of calculating Excess Cash Flow;
(v)
cash payments made in satisfaction of non-current liabilities (excluding payments of Indebtedness for borrowed money) not made, directly or indirectly, using proceeds, payments or any other amounts available from events or circumstances that were not included in determining Consolidated Net Income during such period (including any proceeds from Indebtedness (other than proceeds from revolving Indebtedness));
(vi)
to the extent not deducted in arriving at Consolidated Net Income, cash fees and expenses incurred in connection with the Transaction (including, for the avoidance of doubt, cash fees and expenses incurred under this Agreement and debt issuances in connection with the Target Acquisition) or, to the extent permitted hereunder, any Investment permitted under Section 8.02, an issuance of Equity Interests or issuance of Indebtedness (whether or not consummated);
(vii)
the aggregate amount of expenditures actually made in cash during such period (including expenditures for payment of financing fees) to the extent such expenditures are not expensed during such period (provided that any expensing of such expenditures in a future Excess Cash Flow Period shall be added back to the Excess Cash Flow for such period);
(viii)
cash from operations used or to be used to consummate a Permitted Acquisition or Investments permitted under Section 8.02 (if such Permitted Acquisition or Investments have been consummated prior to the date on which a prepayment of Loans would be required pursuant to Section 2.05(b)(iii) with respect to such fiscal year period); provided, however, that if any amount is deducted from Excess Cash Flow pursuant to this clause (viii) with respect to a fiscal year as a result of a Permitted Acquisition or Investment that has been committed to be consummated but not yet actually consummated at the time of such deduction (the amount of such cash being the “Relevant Deduction Amount”) then for the avoidance of doubt, such amount shall not be deducted from Excess Cash Flow pursuant to this clause (viii) as a result of such Permitted Acquisition or Investment, as the case may be, being actually consummated for the Relevant Deduction Amount;
(ix)
the amount of cash payments made in respect of pensions and other post-employment benefits in such period to the extent not deducted in arriving at such Consolidated Net Income;
(x)
cash expenditures in respect of Swap Contracts during such fiscal year to the extent they exceed the amount of expenditures expensed in determining Consolidated Net Income for such period;
(xi)
the aggregate principal amount of all mandatory prepayments of the Term Facilities made during such Excess Cash Flow Period pursuant to Section 2.05(b)(iv) or (vi), or reinvestments of Net Cash Proceeds in lieu thereof, to the extent that the applicable Net Cash Proceeds were taken into account in calculating Consolidated Net Income for such Excess Cash Flow Period;
(xii)
the amount representing accrued expenses for cash payment (including with respect to retirement plan obligations) that are not paid in cash in such Excess Cash Flow Period, provided that such amounts will be added to Excess Cash Flow for the following fiscal year to the extent not paid in cash within six (6) months after the end of such Excess Cash Flow Period (and no future deduction shall be made for purposes of this definition when such amounts are paid in cash in any future period);
(xiii)
net non-cash gains and credits to the extent included in arriving at Consolidated Net Income;
(xiv)
the amount of Restricted Payments made in cash during such period pursuant to Section 8.06(c); plus/minus
(c)
decreases/increases, as applicable, in Net Working Capital.

“Excess Cash Flow Period” means any fiscal year of the Company, commencing with the fiscal year ending on or about December 31, 2018.

“Excess Foreign Entity Stock” has the meaning set forth in the definition of “Excluded Property”.

“Excluded Property” means, (a) with respect to any Loan Party, any owned or leased real property, (b) with respect to any Domestic Loan Party, any personal property that either (i) the attachment or perfection of a Lien thereon is not governed by the UCC or (ii) a Lien thereon is not effected by appropriate evidence of such Lien being filed in either the United States

Copyright Office or the United States Patent and Trademark Office, (c) with respect to any Collateral securing the Direct U.S. Loan Party Obligations, all voting Equity Interests and CPECs entitled to vote in excess of 65% of such voting interests of any First Tier Foreign Subsidiary or Foreign Holdco (and any such excluded Equity Interests or CPECs in any such First Tier Foreign Subsidiary or Foreign Holdco in excess of such amount shall be referred to herein as “Excess Foreign Entity Stock”), (d) with respect to any Loan Party, any property which is subject to a Lien of the type described in Section 8.01(i) pursuant to documents which prohibit such Loan Party from granting any other Liens in such property to secure the Obligations (or the relevant portion thereof, as applicable), (e) with respect to any Loan Party, any General Intangible (as defined in the UCC), permit, lease, license, contract or other Instrument (as defined in the UCC) of such Loan Party to the extent that the grant of a security interest in such General Intangible, permit, lease, license, contract or other Instrument in the manner contemplated by the Collateral Documents, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Loan Party’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (i) any such limitation described in this clause (e) on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable Law or principles of equity and (ii) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable Law, General Intangible, permit, lease, license, contract or other Instrument, to the extent sufficient to permit any such item to become Collateral, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral, (f) with respect to any Loan Party, any motor vehicles, (g) with respect to any Loan Party, any assets of any Subsidiary of the Parent that is subject to regulatory capital or similar requirements to the extent that the provision of such security or similar interest would result in an increase to such regulatory capital or similar requirement or other administrative burden, in each case which is disproportionate to the benefit obtained by the Lenders and the other holders of the applicable Obligations, as determined in good faith by the Company in consultation with the Administrative Agent (it being acknowledged and agreed that, as of the Restatement Effective Date, (x) the burden of obtaining guarantees and security for the Foreign Obligations from the Parent’s existing Subsidiaries organized in the Republic of Ireland and from GlobeOp Markets Limited, Prime Management Limited, SS&C Fund Services (Cayman) Ltd. and SS&C GlobeOp (Luxembourg) S.à r.l., in each case, disproportionately exceeds the benefit obtained by the holders of the Foreign Obligations and (y) the burden of obtaining guarantees and security for the Direct U.S. Loan Party Obligations and the Foreign Obligations from Second Street Securities, Inc. disproportionately exceeds the benefit obtained by the holders of the Direct U.S. Loan Party Obligations and the Foreign Obligations), (h) any assets of any Unrestricted Subsidiary, (i) with respect to any Loan Party, Margin Stock and (j) with respect to any Loan Party, any “intent-to-use” application for registration of a trademark or service mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law. Other assets shall be deemed to be “Excluded Property” if the Administrative Agent and the Company agree in writing that the cost, burden or consequences (including adverse tax consequences) of obtaining or perfecting a security interest in such assets is excessive in relation to the value of such assets as Collateral.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Guarantor becomes effective with respect to such related Swap Obligation.

“Excluded Taxes” means, with respect to any of the Administrative Agents, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of a Borrower hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), (i) by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located or (ii) by any jurisdiction as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (or any political subdivision thereof), other than any such connection arising solely from such recipient having executed, delivered or performed its obligations, received a payment under, received a perfected security interest under, engaged in any other transaction contemplated by, or enforced, this Agreement or any other Loan Document, (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction in which such Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 11.13), any withholding Tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change of Law) to comply with Section 3.01(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from such Borrower with respect to such withholding Tax pursuant to Section 3.01(a), and (d) any withholding Taxes imposed under FATCA.

“Existing 2010 Target Note Purchase Agreement” means the Note Purchase Agreement, dated August 9, 2010, by and among the Target and the purchasers named therein, as amended by that certain First Amendment to Note Purchase Agreement dated as of November 14, 2017 and by that certain Second Amendment to Note Purchase Agreement dated as of November 14, 2017.

“Existing 2010 Target Senior Notes” means the unsecured (i) 5.06% Series C Senior Notes (as defined therein) due 2018 and (ii) 5.42% Series D Senior Notes (as defined therein) due 2020 issued by the Target pursuant to the Existing 2010 Target Note Purchase Agreement.

Existing 2017 Target Note Purchase Agreement” means the Master Note Purchase Agreement, dated November 14, 2017, by and among the Target and the purchasers party thereto.

“Existing 2017 Target Senior Notes” means the unsecured (i) 3.55% Series 2017A, Tranche A Senior Notes (as defined therein) due 2023, (ii) 3.82% Series 2017A Tranche B Senior Notes (as defined therein) due 2025, (iii) 4.04% Series 2017A, Tranche D Senior Notes (as defined therein) due 2028, (iv) 4.14% Series 2017A, Tranche E Senior Notes (as defined therein) due 2030 and (v) 4.29% Series 2017A, Tranche F Senior Notes (as defined therein) due 2033 issued by the Target pursuant to the Existing 2017 Target Note Purchase Agreement, including the Target Tranche C Senior Notes.

“Existing Credit Agreement” has the meaning set forth in the recitals.

“Existing Revolver Tranche” has the meaning set forth in Section 2.18(b).

“Existing Senior Notes” means the 5.875% unsecured senior notes issued by the Parent pursuant to the Existing Senior Notes Indenture.

“Existing Senior Notes Condition” has the meaning set forth in Section 8.03(t).

“Existing Senior Notes Indenture” means the Indenture, dated as of July 8, 2015, among the Parent, the Company, the other Domestic Guarantors and the Existing Senior Notes Trustee.

“Existing Senior Notes Trustee” means Wilmington Trust, National Association, in its capacity as trustee under the Existing Senior Notes Indenture.

“Existing Target Note Purchase Agreements” means the Existing 2010 Target Note Purchase Agreement and the Existing 2017 Target Note Purchase Agreement.

“Existing Target Senior Notes” means the Existing 2010 Target Senior Notes and the Existing 2017 Target Senior Notes.

“Existing Target Senior Notes Condition” has the meaning set forth in Section 8.03(q).

“Existing Target Senior Notes Escrow” has the meaning set forth in Section 8.03(q).

“Existing Target Senior Notes Waiting Period” means the period from the Restatement Effective Date until the first Business Day on or immediately following the day that is 15 days after the Restatement Effective Date.

“Existing Target Credit Agreement” means that certain Credit Agreement, dated as of October 1, 2014, among, inter alia, the Target, Bank of America, N.A., as Administrative Agent, and the lenders party thereto from time to time, as such agreement has been amended, modified and supplemented from time to time prior to the Restatement Effective Date.

“Existing Term Loan Tranche” has the meaning set forth in Section 2.18(a).

“Extended Revolving Commitments” has the meaning set forth in Section 2.18(b).

“Extended Revolving Loans” means one or more Classes of revolving credit loans that result from an Extension Amendment.

“Extended Term Loans” has the meaning set forth in Section 2.18(a).

“Extending Revolving Lender” has the meaning set forth in Section 2.18(c).

“Extending Term Lender” has the meaning set forth in Section 2.18(c).

“Extension” means the establishment of an Extension Series by amending a Loan or Commitment pursuant to the terms of Section 2.18 and the applicable Extension Amendment.

“Extension Amendment” has the meaning set forth in Section 2.18(d).

“Extension Election” has the meaning set forth in Section 2.18(c).

“Extension Request” means any Term Loan Extension Request or a Revolver Extension Request, as the case may be.

“Extension Series” means any Term Loan Extension Series or a Revolver Extension Series, as the case may be.

“Extraordinary Receipt” means the receipt by the Parent or its Restricted Subsidiaries of any casualty insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace, restore or repair, or compensate for the loss of, such equipment, fixed assets or real property; provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (a) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received or reinvested in operating assets in accordance with the terms of Section 2.05(b)(vi) or (b) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

“Eze” means the “Acquired Business” as such term is defined in the Incremental B-5 Amendment.

“Eze Acquisition” means the acquisition by the Company of Eze pursuant to the Eze Acquisition Agreement.

“Eze Acquisition Agreement” means the “Acquisition Agreement” as such term is defined in the Incremental B-5 Amendment.

“Eze Transactions” means, collectively, (a) the consummation of the Eze Acquisition on the Incremental B-5 Effective Date and the other transactions contemplated by the Eze Acquisition Agreement on or prior to the Incremental B-5 Effective Date, (b) the effectiveness of the Term B-5 Loans under this Agreement pursuant to the Incremental B-5 Amendment and (c) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Facility” means any Term Facility, the Revolving Facility, any Class of Extended Revolving Commitments and/or any Class of Refinancing Revolving Commitments, as the context may require.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 14714(b)(1) of the Internal Revenue Code and any intergovernmental agreements (and related legislation or official administrative guidance) implementing the foregoing.

“FCPA” has the meaning set forth in Section 6.22(a).

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by depository institutions brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) of the quotations for such day on such transactions received by the Applicable Administrative Agent from three depository institutions brokers of recognized standing selected by the Applicable Administrative Agent, as determined by the Applicable Administrative Agent; provided, further, that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means that certain second amended and restated fee letter dated as of February 15, 2018, by and among Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Deutsche Bank AG Cayman Islands Branch, JPMorgan Chase Bank, N.A., Royal Bank of Canada, RBC Capital Markets and the Company, as amended, restated, supplemented and otherwise modified from time to time.

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Parent, each Borrower, the Guarantors, the Lenders party thereto and the Required Lenders.

“First Amendment Effective Date” means March 2, 2017.

“First Repricing Amendment” means that certain First Repricing Amendment to Credit Agreement, dated as of January 31, 2020, among the Borrowers, the Administrative Agents and Lenders party thereto.

“First Repricing Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the First Repricing Amendment have been satisfied or waived by the Administrative Agent.

“First Tier Foreign Subsidiary” means each Foreign Subsidiary that is owned, in whole or in part, directly by one or more Domestic Loan Parties.

“Flex Provisions” has the meaning assigned to such term in Section 11.01.

“Floor” means a rate of interest equal to (i) with respect to the Term B-6 Loans and the Term B-7 Loans, 0.50% ~~and~~, (ii) with respect to the Term B-3 Loans, the Term B-4 Loans and the Term B-5 Loans, 0.00% and (iii) with respect to the Revolving Loans, 0.00%.

“Foreign Borrower” means each Borrower that is not a Domestic Borrower.

“Foreign Collateral Documents” means any Collateral Document that secures only the Foreign Obligations.

“Foreign Guarantors” means (i) with respect to the Foreign Obligations, (A) each Foreign Subsidiary and each Foreign Holdco of the Parent identified as a “Foreign Guarantor” on the signature pages hereto, (B) each Foreign Borrower, (C) each Target Foreign Subsidiary that is required to become a Foreign Guarantor pursuant to Section 7.12 (provided that no Target Foreign Subsidiary shall be required to become a Foreign Guarantor until three months (or such longer period as the Administrative Agent, in its sole discretion, shall determine) after the Restatement Effective Date) and (D) each Person that joins as a Foreign Guarantor pursuant to Section 7.12, and (ii) with respect to obligations under any Secured Swap Contract between any Foreign Loan Party (other than the Foreign Borrowers) and any Lender or Affiliate of a Lender and obligations under any Secured Treasury Management Agreement between any Foreign Loan Party (other than the Foreign Borrowers) and any Lender or Affiliate of a Lender, the Foreign Borrowers and each other Foreign Loan Party not party to such Secured Swap Contract or Secured Treasury Management Agreement, as the case may be. For the avoidance of doubt, each Foreign Borrower shall be a Foreign Guarantor of the Foreign Obligations of the other Foreign Borrowers.

“Foreign Holdco” means a Domestic Subsidiary substantially all of the assets of which are Equity Interests in (or Equity Interests in and Indebtedness of) one or more CFCs or Foreign Holdcos.

“Foreign Lender” means, for any Borrower, any Lender that is organized under the Laws of a jurisdiction other than that in which such Borrower is resident for tax purposes (including such a Lender when acting in the capacity of L/C Issuer). For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Loan Party” means each of the Foreign Borrowers and each of the Foreign Guarantors.

“Foreign Non-Loan Party” means each Foreign Subsidiary that is not a Foreign Loan Party.

“Foreign Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Foreign Borrowers and any Foreign Guarantor arising under any Loan Document or otherwise with respect to the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans and the Term B-7 Loans, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Foreign Borrowers or any Foreign Guarantor of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include (a) all obligations under any Secured Swap Contract between any Foreign Loan Party and any Lender or Affiliate of a Lender (excluding any Excluded Swap Obligations), (b) all obligations under any Secured Treasury Management Agreement between any Foreign Loan Party and any Lender or Affiliate of a Lender and (c) all guarantees by any Foreign Loan Party of obligations of any other Foreign Loan Party described in preceding clause (a) or (b).

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to the L/C Issuers, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Funded Debt” of any Person means Indebtedness for borrowed money of such Person that by its terms matures more than one (1) year after the date of its creation or matures within one (1) year from any date of determination but is renewable or extendible, at the option of such Person, to a date more than one (1) year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one (1) year after such date.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and as in effect from time to time.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “Primary Obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means each Domestic Guarantor and each Foreign Guarantor; provided, that in no event shall a CFC or Foreign Holdco ever be, or be required to be, a Guarantor of any Direct U.S. Loan Party Obligations.

“Guaranty” means the Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders pursuant to Article IV.

“Guaranty and Security Principles” means the Guaranty and Security Principles set forth on Exhibit 1.10.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Honor Date” has the meaning set forth in Section 2.03(c).

“Immaterial Subsidiary” means, on any date, any Restricted Subsidiary of the Parent (other than the Borrowers) that (i) does not have assets in excess of 3.0% of Consolidated Total Assets as of the date of the most recent Audited Financial Statements delivered pursuant to Section 7.01 prior to such date, (ii) does not contribute in excess of 3.0% of Consolidated EBITDA as of the date of the most recent financial statements delivered pursuant to Section 7.01 prior to such date and (iii) has been designated as such by the Company in a written notice delivered to the Administrative Agents (other than any such Subsidiary as to which the Company has revoked such designation by written notice to the Administrative Agents); provided, that if (x) the aggregate assets of Immaterial Subsidiaries at any time exceeds 12.5% of Consolidated Total Assets or (y) the Immaterial Subsidiaries, in the aggregate, contribute in excess of 12.5% of Consolidated EBITDA, in each case, as of the date of the most recent financial statements delivered pursuant to Section 7.01 prior to such date, the Company shall revoke the designation of one or more Subsidiaries as “Immaterial Subsidiaries” such that, after giving effect to such revocation, (A) the aggregate assets of Immaterial Subsidiaries shall be less than 12.5% of Consolidated Total Assets and (B) the contribution of Immaterial Subsidiaries shall be less than 12.5% of Consolidated EBITDA, in each case, as of the date of the most recent financial statements delivered pursuant to Section 7.01 prior to such date.

“Impacted Interest Rate” has the meaning set forth in the definition of “Eurocurrency Rate”.

“Incremental B-5 Amendment” means that certain Commitment Increase Amendment, dated as of the Incremental B-5 Effective Date, among, inter alios, the Company, the other Loan Parties party thereto, the Term B-5 Lender party thereto and the Administrative Agent.

“Incremental B-5 Effective Date” has the meaning assigned to such term in the Incremental B-5 Amendment.

“Incremental B-6/B-7 Amendment” means that certain Incremental Joinder, dated as of the Incremental B-6/B7 Effective Date, among, inter alios, the Borrowers, the other Loan Parties party thereto, the Term B-6 Lenders party thereto, the Term B-7 Lenders party thereto and the Administrative Agent.

“Incremental B-6/B-7 Effective Date” has the meaning assigned to such term in the Incremental B-6/B-7 Amendment.

“Incremental Joinder” means a joinder agreement with respect to (A) $5,045,794,683.73 of Incremental Term Loans shall be available to the Company as Term B-3 Loans, (B) $1,800,000,000 of Incremental Term Loans shall be available to Designated Borrower 1 as Term B-4 Loans, and (C) $100,000,000 of increase in Aggregate Revolving Commitments, which joinder shall set forth certain terms (including pricing) of such Term B-3 Loans and Term B-4 Loans and the increase in respect of the Aggregate Revolving Commitments (as applicable), in each case upon the satisfaction of the conditions set forth in such joinder, substantially in the form of Exhibit 2.01(e), executed by the Company, the Designated Borrowers, the Administrative Agent and each Lender making such commitments available to the Company and the Designated Borrowers and in form and substance reasonably satisfactory to each of them.

“Incremental Series” means all Incremental Term Loans and Incremental Term Loan Commitments that are established as a separate Class of Term Loans or Term Commitments (as applicable) pursuant to the same Commitment Increase Amendment (or any subsequent Commitment Increase Amendment to the extent such Commitment Increase Amendment expressly provides that the Incremental Term Loans or Incremental Term Loan Commitments as provided for therein are intended to be part of any previously established Incremental Series) and that provide for the same maturity, Effective Yield (other than, for this purpose, any original issue discount or upfront fees), if applicable, and amortization schedule.

“Incremental Term Loan” has the meaning provided in Section 2.01(e).

“Incremental Term Loan Agreement” means, with respect to an Incremental Term Loan, a joinder agreement in substantially the form of Exhibit 1.01(a) or such other form as is satisfactory to the Administrative Agent and the Company, in each case as executed by the Loan Parties, one or more Lender(s) providing an Incremental Term Loan Commitment and the Administrative Agent.

“Incremental Term Loan Commitment” means, as to any Lender, its obligation to make its portion of an Incremental Term Loan to the Company pursuant to Section 2.01(e) in the principal amount set forth in the applicable Incremental Term Loan Agreement.

“Incremental Term Loan Facility” means, at any time, (a) on or prior to the closing date under an Incremental Term Loan Agreement, the aggregate amount of the Incremental Term Loan Commitments set forth in such Incremental Term Loan Agreement at such time and (b) thereafter, the aggregate principal amount of the Incremental Term Loans of all Lenders made pursuant to such Incremental Term Loan Commitments at such time.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)
all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)
the maximum amount available to be drawn under letters of credit (including standby and commercial letters of credit), bankers’ acceptances, bank guaranties and similar instruments and unreimbursed obligations under surety bonds;
(c)
the Swap Termination Value of any Swap Contract;
(d)
all obligations of such Person to pay the deferred purchase price of property or services (including non-contingent earn-out payments and other non-contingent deferred payments but excluding contingent earn-out payments, other contingent deferred payments and trade accounts payable in the ordinary course of business);
(e)
indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)
all Attributable Indebtedness of such Person;
(g)
all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Capital Stock, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and
(h)
all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than (i) a joint venture that is itself a corporation or limited liability company or (ii) a similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person by contract or operation of law. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) of this definition, Other Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Intercreditor Agreement” means, with respect to any Permitted First Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt, an intercreditor agreement between the Administrative Agent and the agent, trustee or other representative on behalf of the holders of such Indebtedness, in each case in form and substance satisfactory to the Administrative Agent.

“Interest Payment Date” means (a) as to any Eurocurrency Rate Loan or any SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Eurocurrency Rate Loan or a SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made; and (c) as to any SONIA Loan, the last Business Day of each calendar month and the Revolving Loan Maturity Date.

“Interest Period” means, as to each Eurocurrency Rate Loan or SOFR Loan, the period commencing on the date such Eurocurrency Rate Loan or SOFR Loan, as applicable, is disbursed or converted to or continued as a Eurocurrency Rate Loan or a SOFR Loan, as applicable, and ending on the date one, two (other than in the case of (i) Eurocurrency Rate Loans that bear interest at the EURIBOR Rate and (ii) SOFR Loans), three or (other than in respect of the CDOR Screen Rate) six months thereafter (or a period of less than one month thereafter, if acceptable to the Applicable Administrative Agent in its sole discretion), as selected by the Company in its Loan Notice consistent with the requirements of Section 2.02(a) or otherwise acceptable to the Applicable Administrative Agent); provided that:

(i)
any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii)
any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;
(iii)
no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made; and
(iv)
the initial Interest Period with respect to the Term B-3 Loans and Term B-4 Loans shall commence on the Restatement Effective Date and end on the last Business Day of the calendar month in which the Restatement Effective Date occurs.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in ~~Dollars or, in~~ respect of Revolving Loans or Letters of Credit denominated in an Alternative Currency, such Alternative Currency) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available ~~for Dollars or,~~ in respect of Revolving Loans or Letters of Credit denominated in an Alternative Currency, such Alternative Currency) that exceeds the Impacted Interest Period, in each case, at such time, provided that if the Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Intralinks” means the “Acquired Business” as such term is defined in the Intralinks Incremental B-5 Amendment.

“Intralinks Acquisition” means the acquisition by the Company of Intralinks pursuant to the Intralinks Acquisition Agreement.

“Intralinks Acquisition Agreement” means the “Acquisition Agreement” as such term is defined in the Intralinks Incremental B-5 Amendment.

“Intralinks Incremental B-5 Amendment” means that certain Commitment Increase Amendment, dated as of the Intralinks Incremental B-5 Effective Date, among, inter alios, the Company, the other Loan Parties party thereto, the Term B-5 Lender party thereto and the Administrative Agent.

“Intralinks Incremental B-5 Effective Date” has the meaning assigned to such term in the Intralinks Incremental B-5 Amendment.

“Intralinks Term B-5 Commitment” means, as to each Term B-5 Lender, its obligation to make Term B-5 Loans to the Company pursuant to the Intralinks Incremental B-5 Amendment in the principal amount stated therein pursuant to which such Term B-5 Lender becomes a party hereto, as such amount may be adjusted from time to time in accordance with this Agreement.

“Intralinks Transactions” means, collectively, (a) the consummation of the Intralinks Acquisition on the Intralinks Incremental B-5 Effective Date and the other transactions contemplated by the Intralinks Acquisition Agreement on or prior to the Intralinks Incremental B-5 Effective Date, (b) the effectiveness of the Term B-5 Loans under this Agreement pursuant to the Intralinks Incremental B-5 Amendment and (c) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less (except in the case of (x) Investments made using the Available Amount pursuant to Section 8.02(s) and (y) any amounts that increase the Available Amount pursuant to clause (e) of the definition thereof) any amount repaid, returned, distributed or otherwise received in respect of any Investment, in each case, in cash.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Parent or any of its Restricted Subsidiaries.

“IP Rights” has the meaning specified in Section 6.17.

“Irish Security Documents” means (a) the Irish law governed share mortgage in relation to the shares in SS&C Technologies Ireland Limited, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), entered into or to be entered into between the Lux Intermediate Holdco, as chargor, and the Original

Administrative Agent and (b) each other Irish law governed document or instrument which creates or evidences or which is expressed to create or evidence any Lien granted or required to be granted pursuant to Section 7.14.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Applicable L/C Issuer and the Company (or any Restricted Subsidiary) or in favor of the Applicable L/C Issuer and relating to such Letter of Credit.

“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit 7.12 executed and delivered by a Domestic Subsidiary in accordance with the provisions of Section 7.12.

“L/C Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. All L/C Advances shall be denominated in Dollars.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing of Revolving Loans. All L/C Borrowings shall be denominated in Dollars.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means each of Credit Suisse AG, New York Branch, Morgan Stanley Bank, N.A. and Bank of America, N.A., in each case, including through any of their respective Affiliates or branches, in their capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Extended Revolving Commitments, Refinancing Revolving Commitments, Incremental Term Loan Commitments, Extended Term Loans, Incremental Term Loans,

Refinancing Term Loans, Replacement Term Loans and Refinancing Term Commitments, in each case as extended in accordance with this Agreement from time to time.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, authorizations and permits of, any Governmental Authority, in each case having the force of law.

“Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto and each other Person that becomes a “Lender” in accordance with this Agreement and their successors and permitted assigns.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Applicable Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate.

“Letter of Credit” means any standby letter of credit issued hereunder.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the Applicable L/C Issuer.

“Letter of Credit Expiration Date” means the day that is thirty days prior to the Revolving Loan Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(h).

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $75,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

~~“LIBOR01 Screen Rate” has the meaning specified in the definition of “Eurocurrency Rate”.~~

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Limited Condition Acquisition” means any Permitted Acquisition which the Company or any of its Restricted Subsidiaries is contractually committed to consummate, the consummation of which is not conditioned on the availability of, or on obtaining, third party financing.

“Liquidity” means, as of any date of determination, the sum of (a) Unrestricted Cash as of such date plus (b) the amount by which the aggregate unused Revolving Commitments exceed the Total Revolving Outstandings as of such date.

“Loan” means (i) each Revolving Loan, each 2017 Refinancing Term B-1 Loan, each Term B-3 Loan, each Term B-5 Loan, each Term B-6 Loan, each Incremental Term Loan, each Extended Term Loan, each Extended Revolving Loan, each Refinancing Term Loan, each Refinancing Revolving Loan and each Replacement Term Loan representing an extension of credit to the Company and (ii) each 2017 Refinancing Term B-2 Loan, each Term B-4 Loan, each Term B-7 Loan, each Extended Term Loan and each Refinancing Term Loan representing an extension of credit to a Designated Borrower.

“Loan Documents” means this Agreement, each Note, each Issuer Document, each Joinder Agreement, each Collateral Document, each Incremental Term Loan Agreement, each Extension Amendment, each Refinancing Amendment, the Re-Allocation Agreement, the Security Trust Deed and any Intercreditor Agreement.

“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans or Term Loans under a given Facility, (b) a conversion of Loans under a given Facility from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans or SOFR Loans under a given Facility, in each case pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit 2.02.

“Loan Parties” means, collectively, the Domestic Loan Parties and the Foreign Loan Parties.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Lux Advent Software Luxembourg CPECs Pledge Agreement” means the Luxembourg law governed CPECs pledge agreement, dated March 4, 2016 (as amended, restated, supplemented or otherwise modified from time to time and as amended and restated pursuant to the Second Amendment), between Hub Data Incorporated, as pledgor, and the Original Administrative Agent, in the presence of Advent Software Luxembourg as company.

“Lux Advent Software Luxembourg Share Pledge Agreement” means the Luxembourg law governed share pledge agreement, dated March 4, 2016 (as amended, restated, supplemented or otherwise modified from time to time and as amended and restated pursuant to the Second Amendment), between Hub Data Incorporated, as pledgor, and the Original Administrative Agent, in the presence of Advent Software Luxembourg as company.

“Lux Intermediate Holdco” means SS&C European Holdings, a société à responsabilité limitée organized under the laws of Luxembourg having its registered office at 2, rue Jean Monnet, L-2180 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B173925.

“Lux Security Confirmation Agreement” means the Luxembourg law governed confirmation agreement to be made on or about the Revolving Amendment Effective Date between (a) the Advent Software Luxembourg, the Lux Intermediate Holdco and Hub Data Incorporated as pledgors, (b) the Administrative Agent and (c) Advent Software Luxembourg, the Lux Intermediate Holdco and the Designated Borrower 2 as companies, in relation to the Lux Security Documents.

“Lux Security Documents” means each of (a) the Lux SS&C Technologies Holdings Europe Share Pledge Agreement, (b) the Lux SS&C European Holdings Share Pledge Agreement, (c) the Lux Advent Software Share Pledge Agreement, (d) the Lux SS&C Technologies Holdings Europe CPECs Pledge Agreement, (e) the Lux SS&C European Holdings CEPCs Pledge Agreement, (f) the Lux Advent Software CPECs Pledge Agreement and (g) each other Luxembourg law governed document or instrument which creates or evidences or which is expressed to create or evidence any Lien granted or required to be granted pursuant to Section 7.14.

“Lux SS&C European Holdings CPECs Pledge Agreement” means the Luxembourg law governed CPECs pledge agreement, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), between Advent Software Luxembourg, as pledgor, and the Original Administrative Agent, in the presence of Lux Intermediate Holdco as company.

“Lux SS&C European Holdings Share Pledge Agreement” means the Luxembourg law governed share pledge agreement, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), between Advent Software Luxembourg, as pledgor, and the Original Administrative Agent, in the presence of Lux Intermediate Holdco as company.

“Lux SS&C Technologies Holdings Europe CPECs Pledge Agreement” means the Luxembourg law governed CPECs pledge agreement dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), between Lux Intermediate Holdco, as pledgor, and the Original Administrative Agent, in the presence of the Designated Borrower 2 as company, securing the Foreign Obligations.

“Lux SS&C Technologies Holdings Europe Share Pledge Agreement” means the Luxembourg law governed share pledge agreement, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), between Lux Intermediate Holdco, as pledgor, and the Original Administrative Agent, in the presence of the Designated Borrower 2 as company, securing the Foreign Obligations.

“Luxembourg” means the Grand Duchy of Luxembourg.

“Luxembourg Company Law” means the Luxembourg law dated August 10, 1915 on commercial companies, as amended.

“Luxembourg Guarantor” means any Guarantor incorporated under the laws of the Grand Duchy of Luxembourg.

“March 2019 Note Purchase Agreement” means the Purchase Agreement, dated March 14, 2019, between the Company, the initial purchasers named therein and the guarantors named therein.

“March 2019 Senior Notes” means the 5.500% unsecured senior notes issued by the Company pursuant to the March 2019 Note Purchase Agreement.

“March 2019 Senior Notes Maturity Date” means September 30, 2027.

“Margin Stock” has the meaning specified in Section 6.14(b).

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of the Parent and its Restricted Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of any of the Administrative Agents or any Lender under the Loan Documents or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Maturity Date” means (a) as to the Revolving Loans and Letters of Credit (and the related L/C Obligations), the earlier of (i) December 28, 2027 and (ii) the Springing Maturity Date, if any (the “Revolving Loan Maturity Date”), (b) as to the 2017 Refinancing Term B-1 Loans, the seventh anniversary of the Original Closing Date, (c) as to the 2017 Refinancing Term B-2 Loans, the seventh anniversary of the Original Closing Date, (d) as to the Term B-3 Loans, the seventh anniversary of the Restatement Effective Date, (e) as to the Term B-4 Loans, the seventh anniversary of the Restatement Effective Date, (f) as to the Term B-5 Loans, the seventh anniversary of the Restatement Effective Date, (g) as to the Term B-6 Loans, the seventh anniversary of the Incremental B-6/B-7 Effective Date, (h) as to the Term B-7 Loans, the seventh anniversary of the Incremental B-6/B-7 Effective Date, (i) as to an Incremental Term Loan, the final maturity date for such Incremental Term Loan as set forth in the applicable Incremental Term Loan Agreement, (j) as to any Extended Term Loans or Extended Revolving Loans, the final maturity date therefor as set forth in the applicable Extension Amendment and (k) as to any Refinancing Term Loans or Refinancing Revolving Loans, the final maturity date therefor as set forth in the applicable Refinancing Amendment; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Merger” means the merger of MergerCo with and into Target (with Target to be the surviving corporation of such merger) in accordance with the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of January 11, 2018, among the Target, the Parent and MergerCo (including all exhibits and disclosure schedules thereto).

“Merger Agreement Representations” means the representations made by (or relating to) the Target and/or any of its Subsidiaries in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that the Company has the right (or the Company’s applicable affiliate has the right) to terminate the Company’s (or the Company’s affiliate’s) obligations (or to refuse to consummate the Target Acquisition) under the Merger Agreement as a result of a breach of such representations.

“MergerCo” means Diamond Merger Sub, Inc., a Delaware corporation and a Wholly Owned Subsidiary of the Company.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“MSSF” means Morgan Stanley Senior Funding, Inc.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Loan Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” means:

(a)
with respect to any Disposition by the Parent or any of its Restricted Subsidiaries, or any Extraordinary Receipt received or paid to the account of the Parent or any of its Restricted Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset (other than a Lien that ranks pari passu with or is subordinated to the Liens securing the Obligations or any portion thereof) and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred by the Parent or such Restricted Subsidiary in connection with such transaction (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith), (C) income taxes reasonably estimated to be actually payable within two (2) years of the date of the relevant transaction as a result of any gain recognized in connection therewith and any repatriation costs associated with receipt by any Domestic Loan Party of such proceeds, (D) any costs associated with unwinding any related Swap Contract in connection with such transaction, and (E) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Parent or any Restricted Subsidiary after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction; provided that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received (i) upon the Disposition of any non-cash consideration received by the Parent or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in sub-clause (E) or, if such liabilities have not been satisfied in cash and such reserve not reversed within two (2) years of the date of the relevant transaction;
(b)
with respect to the incurrence or issuance of any Indebtedness by the Parent or any of its Restricted Subsidiaries, the excess of (i) the sum of the cash received in connection with such incurrence or issuance or in connection with unwinding any related Swap Contract in connection therewith over (ii) the investment banking fees, underwriting or closing discounts, fees and commissions, taxes reasonably estimated to be actually payable within two (2) years of the date of such incurrence or issuance and other out-of-pocket expenses and other customary expenses incurred by the Parent or such Restricted Subsidiary in connection with such incurrence or issuance and any costs associated with unwinding any related Swap Contract in connection therewith; and
(c)
with respect to the issuance of any Equity Interests by the Parent or any Restricted Subsidiary, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such issuance or in connection with unwinding any related Swap Contract in connection therewith over (ii) the investment banking fees, underwriting discounts and commissions, and other out-of-pocket expenses, and other customary expenses incurred by the Parent or such Restricted Subsidiary in connection with such issuance and any costs associated with unwinding any related Swap Contract in connection therewith.

“Net Working Capital” means, with respect to any Person and its Restricted Subsidiaries on a consolidated basis, Consolidated Current Assets minus Consolidated Current Liabilities.

“Non-Consenting Lender” has the meaning specified in Section 11.13.

“Non-Loan Party” means any Subsidiary of the Parent that is not a Loan Party.

“Not Otherwise Applied” means, with reference to the Available Amount or pursuant to Sections 8.02(s), 8.06(h) or 8.12(b)(iv), as applicable, that such amount was not previously applied pursuant to Sections 8.02(s), 8.06(h) and 8.12(b)(iv).

“Note” means a Term B-1 Note, a Term B-2 Note, a Term B-3 Note, a Term B-4 Note, a Term B-5 Note, a Term B-6 Note, a Term B-7 Note or a Revolving Note, as the context may require.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (including the Direct U.S. Loan Party Obligations and the Foreign Obligations), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include (a) all obligations under any Secured Swap Contract between any Loan Party and any Lender or Affiliate of a Lender (excluding any Excluded Swap Obligations) and (b) all obligations under any Secured Treasury Management Agreement between any Loan Party and any Lender or Affiliate of a Lender.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Administrative Agent” means Deutsche Bank AG New York Branch.

“Original Closing Date” means July 8, 2015.

“Other Applicable Indebtedness” has the meaning set forth in Section 2.05(b)(iv).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, excluding any such Tax imposed on an assignment (other than an assignment pursuant to a request by the Company under Section 11.13) of any interest in any Loan or Commitment hereunder (an “Assignment Tax”), but only to the extent such Assignment Tax is imposed as a result of a present or former connection between the assignor and/or assignee and the taxing jurisdiction (other than any connection arising solely from such assignor and/or assignee having executed, delivered, become a party to, performed its obligations under, received payments, received a perfected security interest under, engaged in any other transaction pursuant to, and/or enforced any Loan Documents).

“Outstanding Amount” means (a) with respect to any Loans on any date, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent of the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Company of Unreimbursed Amounts.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Applicable Administrative Agent, the Applicable L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of CS or MSSF, as applicable, in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Parent Equity Offering” means all public offerings of common equity of the Parent consummated prior to the Restatement Effective Date.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“Participating Member State” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Loan Party and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permitted Acquisition” means (i) an Investment consisting of an Acquisition by the Parent or any of its Restricted Subsidiaries, provided that (a) the property acquired (or the property of the Person acquired) in such Acquisition complies with Section 8.07, (b) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (c) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (d) no Default exists or would result therefrom, (e) if the Person acquired is or becomes a Domestic Subsidiary of the Company, it shall (to the extent required by Section 7.12) guarantee all of the Obligations and otherwise satisfy the requirements of Section 7.12 and Section 7.14 within the timeframes provided therein, and (f) if the Person acquired is or becomes a Restricted Subsidiary of Lux Intermediate Holdco, it shall (to the extent required by Section 7.12) guarantee the Foreign Obligations and otherwise satisfy the requirements of Section 7.12 and Section 7.14 within the timeframes provided therein; provided that the requirements of clauses (c) and (d) above shall be subject to Sections 1.12 and 2.01(i) in the case of a Limited Condition Acquisition, and (ii) the Target Acquisition.

“Permitted First Priority Refinancing Debt” means any secured Indebtedness incurred by the Company in the form of one or more series of senior secured notes ranking pari passu with the liens securing the Facilities (other than the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by any Designated Borrower with respect thereto); provided that (i) such Indebtedness will be subject to the terms of an Intercreditor Agreement and (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness. Permitted First Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Holders” means (i) William C. Stone and his spouse and the members of his immediate family and (ii) any estate, trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons holding a Controlling interest of which consist solely of one or more Persons referred to in the immediately preceding clause (i).

“Permitted Intercompany Investments” means (a) any Investment by any Loan Party in any other Loan Party; provided that the aggregate outstanding principal amount of all Investments made by Domestic Loan Parties in Foreign Loan Parties under this clause (a) (exclusive of Investments made in any Designated Borrower at any time in order to repay outstanding Foreign Obligations of any Designated Borrower (provided that the proceeds of any such Investment are actually utilized to repay Foreign Obligations within 90 days from the date of such Investment), in each case, in an amount not exceeding the funding requirement therefor), together with, without duplication, the aggregate outstanding principal amount of all Indebtedness of Foreign Loan Parties guaranteed by Domestic Loan Parties pursuant to (and in reliance on) Section 8.03 (other than the Loans), shall not exceed $800,000,000 at any time; (b) any Investment by any Domestic Non-Loan Party in any Domestic Loan Party; (c) any Investment by any Domestic Non-Loan Party in any other Domestic Non-Loan Party; (d) any Investment by any Foreign Loan Party (including the Designated Borrowers) in any other Foreign Loan Party; (e) any Investment by any Foreign Non-Loan Party in any Foreign Loan Party; (f) any Investment by any Foreign Non-Loan Party in any other Foreign Non-Loan Party; and (g) any Investment (i) by any Foreign Loan Party in any Non-Loan Party and (ii) by any Domestic Loan Party in any Non-Loan Party; provided that the aggregate outstanding principal amount of all Investments under this clause (g) (exclusive of Investments made by any Foreign Loan Party with the proceeds of an Investment made by a Domestic Loan Party, directly or indirectly, in such Foreign Loan Party, to the extent made in compliance with clause (a) above), together with, without duplication, the aggregate outstanding principal amount of all Indebtedness of Non-Loan Parties guaranteed by Loan Parties pursuant to (and in reliance on) Section 8.03, shall not exceed $400,000,000 at any time; provided further, that any Indebtedness owing (i) by any Domestic Loan Party to any Domestic Non-Loan Party pursuant to clause (a) or (b), as applicable, shall be subordinated in right of payment to the prior payment in full of the Obligations of such Domestic Loan Party, as applicable, on terms reasonably satisfactory to the Administrative Agents and (ii) by any Foreign Loan Party to any Foreign Non-Loan Party pursuant to clause (d) or (e), as applicable, shall be subordinated in right of payment to the prior payment in full of the Obligations of such Foreign Loan Party, as applicable, on terms reasonably satisfactory to the Administrative Agents.

“Permitted Intercompany Transfers” means any Disposition by the Parent or any Restricted Subsidiary to the Parent or any Restricted Subsidiary; provided that (i) any such Disposition made for consideration of less than the fair market value of the assets Disposed of (as reasonably determined by the Company) shall constitute an Investment by the maker of such Disposition in the recipient of such Disposition in an amount equal to the difference (as reasonably determined by the Company) between the fair market value of the assets so Disposed of and the consideration received and such Investment shall be required to be permitted under Section 8.02 (provided that, solely for this purpose, Section 8.02(i) shall not apply) and (ii) for the avoidance of doubt, any non-cash consideration received in connection with any such Disposition in the form of an Investment shall be required to be permitted under Section 8.02 (provided that, solely for this purpose, Section 8.02(i) shall not apply).

“Permitted Junior Priority Refinancing Debt” means secured Indebtedness incurred by the Company in the form of one or more series of second lien (or other junior lien) secured notes or secured loans ranking junior to the liens securing the Facilities (other than the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by any Designated Borrower with respect thereto and the guarantees thereof by Foreign Loan Parties); provided that (i) such Indebtedness is secured by the Collateral (or the applicable portion thereof) on a second priority or other junior priority, as applicable, basis to the Liens securing the Direct U.S. Loan Party Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) such Indebtedness meets the Permitted Other Debt Conditions and (iv) such Indebtedness will be subject to an Intercreditor Agreement. Permitted Junior Priority Refinancing Debt will include any junior secured Registered Equivalent Notes issued in exchange therefor.

“Permitted Liens” means, at any time, Liens in respect of property of the Parent or any of its Restricted Subsidiaries permitted to exist at such time pursuant to the terms of Section 8.01.

“Permitted Other Debt Conditions” means, with respect to any Indebtedness, that such Indebtedness does not mature or have scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except (x) customary asset sale, initial public offering or change of control or similar event provisions that provide for the prior repayment in full in cash of the Loans and all other Obligations, (y) maturity payments and customary mandatory prepayments for a customary bridge financing which, subject to customary conditions, provides for automatic conversion or exchange into Indebtedness that otherwise complies with the requirements of this definition or (z) “AHYDO” payments), in each case prior to the Latest Maturity Date at the time such Indebtedness is incurred.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, restructuring, replacement or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, restructured, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest and premium thereon plus other amounts owing or paid related to such Indebtedness, and fees and expenses incurred, in connection with such modification, refinancing, refunding, renewal, restructuring, replacement or extension plus an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations (or any portion thereof), such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations (or such portion thereof) on terms (i) at least as favorable (taken as a whole) to the Lenders as those contained in the documentation governing or evidencing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended (provided that a certificate of a Responsible Officer delivered to the Administrative Agents at least five Business Days prior to the incurrence of such Indebtedness stating that the Company has determined in good faith that such subordination terms satisfy the foregoing requirement shall be conclusive evidence that such subordination terms satisfy the requirement of this clause (i)) or (ii) as otherwise reasonably acceptable to the Administrative Agents, (e) to the extent such Indebtedness being modified, refinanced, replaced, refunded, renewed or extended is unsecured or secured by Liens that are subordinated to the Liens securing the Obligations (or any portion thereof), such modification, refinancing, replacement, refunding, renewal or extension is unsecured or (solely with respect to such Indebtedness that is secured by Liens that are subordinated to the Liens securing the Obligations (or any portion thereof)) secured by Liens that are subordinated to the Liens securing the Obligations (or such portion thereof) on terms (x) at least as favorable (taken as a whole) to the Lenders as those contained in the documentation (including any intercreditor or similar agreements) governing the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended (provided that a certificate of a Responsible Officer delivered to the Administrative Agents at least five Business Days prior to the incurrence of such Indebtedness stating that the Company has determined in good faith that such subordination terms satisfy the foregoing requirement shall be conclusive evidence that such subordination terms satisfy the requirement of this clause (x)) or (y) otherwise reasonably acceptable to the Administrative Agents and (f) such modification, refinancing, refunding, renewal, replacement or extension is directly incurred only by the direct borrower or issuer of the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended, and is guaranteed only by one or more Persons who are guarantors of the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended.

“Permitted Transfers” means (a) Dispositions of inventory in the ordinary course of business; (b) Dispositions of machinery and equipment no longer used or useful in the conduct of business of the Parent and its Restricted Subsidiaries that are Disposed of in the ordinary course of business; (c) Permitted Intercompany Transfers; (d) Dispositions of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business; (e) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Parent and its Restricted Subsidiaries; (f) the sale or disposition of Cash Equivalents for fair market value; (g) transfers of condemned property as a result of the exercise of “eminent domain” or other similar policies to the respective Governmental Authority or agency that has condemned same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such property as part of an insurance settlement; and (h) Dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property.

“Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by the Company in the form of one or more series of senior unsecured notes or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness and (ii) such Indebtedness meets the Permitted Other Debt Conditions. Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of any Loan Party or any of its Subsidiaries (other than a Multiemployer Plan established by any Loan Party or any of its Subsidiaries) or any such Plan to which any Loan Party or any of its Subsidiaries is required to contribute on behalf of any of its employees (other than a Multiemployer Plan).

“Platform” has the meaning specified in Section 7.02.

“Post-Closing Reorganization” means the internal reorganization of the Company and its Subsidiaries as described on Schedule 1.01 hereto.

“Primary Obligor” has the meaning specified in the definition of “Guarantee”.

“Pro Forma Basis” means, with respect to any transaction, that for purposes of calculating the financial covenant set forth in Section 8.11, the Consolidated Net Leverage Ratio Test, the Consolidated Net Leverage Ratio and/or the Consolidated Net Secured Leverage Ratio, such transaction shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period or, in the case of determinations described in Section 1.03(b)(ii), the most recent four fiscal quarter period preceding the date of such transaction for which financial statements were required to be delivered pursuant to Section 7.01(a) or 7.01(b). In connection with the foregoing, (a) with respect to the incurrence of any Indebtedness, such Indebtedness shall be deemed to have been incurred as of the first day of the applicable period, (b) with respect to any Disposition or any designation of any Subsidiary as an Unrestricted Subsidiary, (i) income statement and cash flow statement items (whether positive or negative) attributable to the Person or property disposed of or designated as an Unrestricted Subsidiary (as applicable) shall be excluded to the extent relating to any period occurring prior to the date of such transaction or designation (as applicable) and (ii) Indebtedness which is retired in connection with any such Disposition or owed by the applicable Subsidiary at the time of its designation as an Unrestricted Subsidiary (as applicable) shall be excluded and deemed to have been retired as of the first day of the applicable period and (c) with respect to any Permitted Acquisition or designation of any Unrestricted Subsidiary as a Restricted Subsidiary, (i) income statement and cash flow statement items attributable to the Person or property acquired or designated as a Restricted Subsidiary (as applicable) shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement and cash flow statement items for the Parent and its Restricted Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in this Section 1.01 and (B) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agents and (ii) any Indebtedness incurred or assumed by the Parent or any Restricted Subsidiary (including the Person or property acquired or designated as a Restricted Subsidiary (as applicable)) in connection with such transaction and any Indebtedness of the Person or property acquired or designated as a Restricted Subsidiary (as applicable) which is not retired in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.

“Pro Forma Compliance Certificate” means a certificate of a Responsible Officer of the Company containing reasonably detailed calculations of (i) in the case of a Pro Forma Compliance Certificate delivered in connection with Section 2.01(f)(xi), Section 7.17(c), Section 8.03(f), Section 8.06(g), Section 8.06(h) or Section 8.12(b), the Consolidated Net Secured Leverage Ratio (as set forth in such applicable Section) and (ii) the financial covenant set forth in Section 8.11 (irrespective of whether such covenant is otherwise then applicable) as of the end of the period of four fiscal quarters most recently ended for which financial statements have been delivered pursuant to Section 7.01(a) or 7.01(b) after giving effect to the applicable transaction on a Pro Forma Basis.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning specified in Section 7.02.

“Qualified Capital Stock” means any Equity Interests that are not Disqualified Capital Stock.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other person as constitutes an “ECP” under the Commodity Exchange Act or any regulations promulgated thereunder.

“RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London; provided, that for purposes of notice requirements in Sections 2.02(a) such day is also a Business Day.

“Re-Allocation Agreement” means a Re-Allocation Agreement dated as of the Restatement Effective Date among the Lenders, substantially in the form of Exhibit 1.01(b), as amended, modified and supplemented from time to time.

“Re-Allocation Event” means (i) the occurrence of any Event of Default with respect to any Borrower pursuant to Sections 9.01(f) and (g), (ii) the declaration of the termination of any

Commitment, or the acceleration of the maturity of any Loans, in each case pursuant to the provisions of Article IX hereof or (iii) the failure of any Borrower to pay any principal of, or interest on, any Loans of any Facility or any Unreimbursed Amounts on the applicable Maturity Date.

“Refinanced Debt” has the meaning set forth in the definition of “Credit Agreement Refinancing Indebtedness.”

“Refinanced Term Loans” has the meaning specified in Section 11.01.

“Refinancing” means the following refinancing transactions: (a) the 2017 Refinancing Term A-1 Loans and the 2017 Refinancing Term A-2 Loans shall have been repaid in full, together with all accrued but unpaid interest, fees and other amounts owing thereon, (b) all Indebtedness of the Target and its Subsidiaries under the Existing Target Credit Agreement shall have been repaid in full, together with all accrued but unpaid interest, fees and other amounts owing thereon, (c) the Existing Target Senior Notes shall have been repaid in full, together with all accrued but unpaid interest, fees and other amounts owing thereon, (d) all commitments, any security interests and any guaranties in connection with the Indebtedness to be refinanced pursuant to clauses (a), (b) and (c) above shall have been terminated and released, all to the reasonable satisfaction of the Administrative Agent and (e) the payment of all fees and expenses related to the foregoing transactions; provided that with respect to clause (c) above, (i) the repayment of the Existing Target Senior Notes on or prior to the Restatement Effective Date may be deferred until the end of the Existing Target Senior Notes Waiting Period so long as the Existing Target Senior Notes Condition shall have been satisfied and (ii) solely to the extent that the Target Tranche C Senior Notes have not been issued prior to the Restatement Effective Date, the commitments under the Existing 2017 Target Note Purchase Agreement to issue and purchase the Target Tranche C Senior Notes may remain outstanding until the end of the Target Tranche C Senior Notes Waiting Period.

“Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the applicable Borrower, (b) the Applicable Administrative Agent and (c) each Lender (including any Additional Refinancing Lender) that agrees to provide any portion of Refinancing Term Loans, Refinancing Term Commitments, Refinancing Revolving Commitments or Refinancing Revolving Loans incurred pursuant thereto, in accordance with Section 2.17.

“Refinancing Revolving Commitments” means one or more Classes of revolving credit Commitments hereunder that result from a Refinancing Amendment.

“Refinancing Revolving Loans” means one or more Classes of revolving credit loans that are made pursuant to Refinancing Revolving Commitments.

“Refinancing Series” means all Refinancing Term Loans, Refinancing Term Commitments, Refinancing Revolving Loans or Refinancing Revolving Commitments that are established pursuant to the same Refinancing Amendment (or any subsequent Refinancing Amendment to the extent such Refinancing Amendment expressly provides that the Refinancing Term Loans, Refinancing Term Commitments, Refinancing Revolving Loans, or Refinancing

Revolving Commitments provided for therein are intended to be a part of any previously established Refinancing Series) and that provide for the same maturity, Effective Yield (other than, for this purpose, any original issue discount or upfront fees), if applicable, and amortization schedule.

“Refinancing Term Commitments” means one or more term loan Commitments hereunder providing for Refinancing Term Loans of the applicable Refinancing Series hereunder pursuant to a Refinancing Amendment.

“Refinancing Term Loans” means one or more Classes of term loans hereunder that are made pursuant to Refinancing Term Commitments.

“Register” has the meaning specified in Section 11.06(c).

“Registered Equivalent Notes” means, with respect to any notes originally issued in an offering pursuant to Rule 144A under the Securities Act or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Replacement Term Loans” has the meaning specified in Section 11.01.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.

“Repricing Transaction” means (a) the incurrence by either Borrower or any Subsidiary thereof of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement) (i) having an Effective Yield for the respective Type of such Indebtedness that is less than the Effective Yield for the 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans and/or Term B-5 Loans of the respective Type, and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans and/or Term B-5 Loans or (b) any amendment, waiver or other modification to this Agreement which would have the effect of reducing the Effective Yield for the 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans and/or Term B-5 Loans (other than, in each case, any such transaction or amendment or modification in connection with a Change of Control or Transformational Event). Any such determination by the Administrative Agent and the Company as contemplated by preceding clauses (a) and (b) shall be conclusive and binding on all Lenders holding 2017 Refinancing

Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans and/or Term B-5 Loans.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.

“Required Lenders” means, as of the date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Revolving Commitments, Extended Revolving Commitments and Refinancing Revolving Commitments and (c) aggregate unused Term Commitments; provided, that the unused Revolving Commitment, Extended Revolving Commitment and Refinancing Revolving Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall in each case be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, as of any date of determination, Revolving Lenders holding more than 50% of the sum of the (a) Total Revolving Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Lender for purposes of this definition) and (b) aggregate unused Revolving Commitments on such date; provided that the unused Revolving Commitment of, and the portion of the Total Revolving Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Required Term Lenders” means, as of any date of determination, with respect to any Term Facility, Term Lenders under such Term Facility holding more than 50% of the sum of the (a) Term Loans outstanding under the applicable Term Facility and (b) aggregate unused Term Commitments in respect of the applicable Term Facility on such date.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, director, treasurer, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agents. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Effective Date” shall mean the “Acquisition Closing Date” under and as defined in the Second Amendment.

“Restricted Obligations” has the meaning specified in Section 4.10.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof). For purposes of clarification, any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of Indebtedness which by its terms is convertible into Equity Interests is not a “Restricted Payment”.

“Restricted Subsidiary” means any Subsidiary of the Parent other than an Unrestricted Subsidiary.

“Retained Excess Cash Flow Amount” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to the aggregate cumulative sum of the Retained Percentage of Excess Cash Flow for all Excess Cash Flow Periods ending after the Restatement Effective Date and prior to such date; provided that, (i) to the extent that any or all of the Excess Cash Flow attributable to Restricted Subsidiaries that are Foreign Subsidiaries are prohibited or delayed by applicable local law or applicable organizational documents of such Foreign Subsidiary from being repatriated to a Borrower, the portion of such Excess Cash Flow so affected will not be included in the calculation of the Retained Excess Cash Flow Amount for so long, but only so long, as the applicable local law or applicable organizational documents of such Foreign Subsidiary will not permit repatriation to either Borrower, and if within one year following the date on which such restriction first arose, such repatriation of any of such affected Excess Cash Flow is permitted under the applicable local law or applicable organizational documents of such Foreign Subsidiary, such repatriation will be immediately effected and such repatriated Excess Cash Flow will be included in the calculation of the Retained Excess Cash Flow Amount or (ii) to the extent that the Parent has determined in good faith, after consultation with the Administrative Agent, that repatriation to a Borrower of any of or all the Excess Cash Flow attributable to Restricted Subsidiaries that are Foreign Subsidiaries would have adverse tax consequences (including any reduction in tax attributes) (provided that, in any event, such Borrower shall use commercially reasonable efforts to eliminate such tax effect in their reasonable control in order to make such repatriation and repayment) with respect to such Excess Cash Flow, such Excess Cash Flow so affected will not be included in the calculation of the Retained Excess Cash Flow Amount for so long, but only so long, as the applicable adverse tax consequences with respect to such Excess Cash Flow remain, and if within one year following the date on which such adverse tax consequences first arose, such repatriation of any of such affected Excess Cash Flow would no longer have adverse tax consequences, such repatriation will be immediately effected and such repatriated Excess Cash Flow will be included in the calculation of the Retained Excess Cash Flow Amount.

“Retained Percentage” means, with respect to any Excess Cash Flow Period, (a) 100% minus (b) the Applicable ECF Percentage with respect to such Excess Cash Flow Period.

“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan or a SONIA Loan denominated in an

Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Applicable Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the Applicable L/C Issuer under any Letter of Credit denominated in an Alternative Currency and (iv) such additional dates as the Applicable Administrative Agent or the Applicable L/C Issuer shall determine or the Required Lenders shall require.

“Revolver Extension Request” has the meaning set forth in Section 2.18(b).

“Revolver Extension Series” has the meaning set forth in Section 2.18(b).

“Revolving Facility Administrative Agent Fee Letter” means that certain Revolving Facility Administrative Agent Fee Letter dated as of the Revolving Amendment Effective Date between the Revolving Facility Administrative Agent and the Company.

“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Company pursuant to Section 2.01(a) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any documentation executed by such Lender pursuant to Section 2.01(f), as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Revolving Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time.

“Revolving Facility Administrative Agent” means Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent for the Revolving Lenders in respect of the Revolving Facility under any of the Loan Documents, or any successor Revolving Facility Administrative Agent.

“Revolving Facility Amendment” means that certain Revolving Facility Amendment to the credit agreement dated as of the Revolving Amendment Effective date among the Administrative Agent, the Revolving Facility Administrative Agent, the Parent, each Borrower, the Guarantors and the Revolving Lenders.

“Revolving Facility Amendment Effective Date” means December 28, 2022.

“Revolving Lender” means each Lender with a Revolving Commitment or holding Revolving Loans.

“Revolving Loan” has the meaning specified in Section 2.01(a).

“Revolving Loan Maturity Date” has the meaning specified in clause (a) of the definition of “Maturity Date”.

“Revolving Note” means a promissory note made by the Company in favor of a Revolving Lender evidencing Revolving Loans made by such Revolving Lender, substantially in the form of Exhibit 1.01(e).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw‑Hill Companies, Inc. and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Applicable Administrative Agent or the Applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Sanctioned Country” means a country or territory which is itself the subject of comprehensive, territorial Sanctions (as of the Restatement Effective Date, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine).

“Sanctioned Person” means (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom, or any Person 50 percent or more owned by any such Person (b) any Person located, organized or resident in a Sanctioned Country.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, or His Majesty’s Treasury of the United Kingdom.

“Screen Rate” means each of the ~~LIBOR01 Screen Rate, the~~ EURIBOR Screen Rate and the CDOR Screen Rate.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among, inter alios, the Parent, each Borrower, the Guarantors, the Original Administrative Agent, the Administrative Agent and the Required Lenders.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Secured Swap Contract” means any Swap Contract between any Loan Party and a Lender or an Affiliate of a Lender that has been designated in writing by the applicable Lender

(or Affiliate of a Lender) to the Administrative Agents and the Company as a “Secured Swap Contract”; provided that for the purposes of the Loan Documents in no circumstances shall any Excluded Swap Obligations constitute Obligations with respect to any Secured Swap Contract.

“Secured Treasury Management Agreement” means any Treasury Management Agreement between any Loan Party and any Lender or any Affiliate of a Lender that has been designated in writing by the applicable Lender (or Affiliate of a Lender) to the Administrative Agents and the Company as a “Secured Treasury Management Agreement”.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person.

“Security Trust Deed” means the English law security trust deed, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), entered into by the Administrative Agent whereby, inter alia, the Administrative Agent declares that the rights, interests, benefits and other property comprised in the Liens which are the subject of the English Security Documents are held in trust for the Administrative Agent and the holders of the applicable Obligations.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR.

“Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital, (d) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“SONIA Adjustment” means a percentage equal to 0.0326% per annum.

“SONIA Borrowing” means, as to any Borrowing, the Loans bearing interest at a rate based on Adjusted Daily Simple SONIA comprising such Borrowing.

“SONIA Loan” means a Loan denominated in Sterling that bears interest at a rate based on Adjusted Daily Simple SONIA.

“SONIA RFR Rate Day” has the meaning specified in the definition of “Adjusted Daily Simple SONIA”.

“Special Notice Currency” means, at any time, an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Specified Representations” means those representations and warranties made by the Loan Parties in Sections 6.01(a)(i), 6.02(a) and (b), 6.03(a), 6.04, 6.14(b) and (c), 6.18(a), 6.19, 6.21(c) and 6.22(b).

“Spot Rate” for a currency means the rate determined by the Applicable Administrative Agent or the Applicable L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Applicable Administrative Agent or the Applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Applicable Administrative Agent or the Applicable L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further, that the Applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Springing Maturity Date” means the Business Day immediately prior to the date that is 90 days prior to (x) the earliest to occur of the Maturity Date of the Term B-3 Loans, the Term B-4 Loans or the Term B-5 Loans or (y) the March 2019 Senior Notes Maturity Date; provided, that no Springing Maturity Date shall occur with respect to clauses (x) or (y) if (a) the aggregate principal amount of the Term B-3 Loans, the Term B-4 Loans and the Term B-5 Loans or the March 2019 Senior Notes, as applicable, outstanding at such time is less than $475,000,000 and

(b) Liquidity at such time is greater than or equal to the aggregate principal amount of the Term B-3 Loans, the Term B-4 Loans and the Term B-5 Loans or the March 2019 Senior Notes, as applicable, outstanding at such time.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) established by the Board of Governors of the Federal Reserve System of the United States (the “Board”) and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurocurrency Rate Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” means the lawful currency of the United Kingdom.

“Sterling RFR Determination Day” has the meaning specified in the definition of “Adjusted Daily Simple SONIA”.

“Subordinated Debt” means any Indebtedness of the Parent or any Restricted Subsidiary described in the definition of “Consolidated Funded Indebtedness” that is subordinated in right of payment to the Obligations (or any portion thereof).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent.

“Substitute Affiliate Lender” has the meaning specified in Section 1.13(d).

“Substitute Facility Office” has the meaning specified in Section 1.13(d).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the

International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other similar master agreement used to document transactions of the type specified in clause (a) (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swiss Guarantor” has the meaning specified in Section 4.10.

“Swiss Security Documents” means (a) the Swiss law governed quota pledge agreement regarding the pledge of quotas in GlobeOp Financial Services (Switzerland) GmbH between SS&C European Holdings S.A.R.L. and the holders of Secured Obligations (as defined therein), represented by Deutsche Bank AG New York Branch as Original Administrative Agent, dated as of the Original Closing Date (as amended, restated, supplemented, confirmed or otherwise modified from time to time, including, without limitation, by (i) Swiss law governed security confirmation agreement between SS&C European Holdings S.A.R.L. and the holders of Secured Obligations (as defined therein), represented by Credit Suisse AG, Cayman Islands Branch as Security Agent dated as of April 16, 2018, and (ii) a Swiss law governed security confirmation agreement between SS&C European Holdings S.A.R.L. and the holders of Secured Obligations (as defined therein), represented by CS as Security Agent dated on or around the Revolving Facility Amendment Effective Date) and (b) each other Swiss law governed document or instrument which creates, evidences or confirms or which is expressed to create, evidence or confirm any Lien granted or required to be granted pursuant to Section 7.14.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on a balance sheet under GAAP.

“Target” means DST Systems, Inc., a Delaware corporation.

“Target Acquisition” means the acquisition by Parent of the Target pursuant to the Merger Agreement, to be effected by way of the Merger.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Applicable Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Target Foreign Subsidiary” means any Subsidiary of the Target organized outside the United States.

“Target Material Adverse Effect” means (with capitalized terms used in this definition and not otherwise defined in this Agreement having the meanings assigned thereto in the Merger Agreement) any circumstance, effect or change that, individually or in the aggregate, (i) materially adversely affects the business, financial condition or results of operations of the Target and its Subsidiaries, taken as a whole; provided, however, that any circumstance, effect or change arising from or related to the following shall not be taken into account in determining whether a Target Material Adverse Effect has occurred or would reasonably be expected to occur (except, in the case of clauses (a), (b), (c), (d), (e) or (f) below, to the extent disproportionately affecting the Target and its Subsidiaries relative to other companies in the industries in which the Target and its Subsidiaries operate, in which case only the incremental disproportionate effect shall be taken into account): (a) conditions affecting the United States economy, or any other national or regional economy or the global economy generally; (b) political conditions (or changes in such conditions) in the United States or any other country or region in the world, declared or undeclared acts of war, sabotage or terrorism, epidemics or pandemics (including any escalation or general worsening of any of the foregoing) or national or international emergency in the United States or any other country or region of the world occurring after the date of the Merger Agreement; (c) changes in the financial, credit, banking or securities markets in the United States or any other country or region in the world (including any disruption thereof and any decline in the price of any security or any market index) and including changes or developments in or relating to currency exchange or interest rates; (d) changes required by GAAP or other accounting standards (or interpretations thereof); (e) changes in any Laws or other binding directives issued by any Governmental Entity (or interpretations thereof), including, to the extent relevant to the business of the Target and its Subsidiaries, in any legal or regulatory requirement or condition or the regulatory enforcement environment and not specifically relating to the Target or its Subsidiaries; (f) changes that are generally applicable to the industries in which the Target and its Subsidiaries operate and not specifically relating to the Target or its Subsidiaries; (g) any failure by the Target to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of the Merger Agreement or any decline in the market price or trading volume of the common stock (provided that the underlying causes of any such failure or decline may be considered in determining whether a Target Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein); (h) the negotiation, execution or delivery of the Merger Agreement, the performance by any party hereto of its obligations under the Merger Agreement or the public announcement (including as to the identity of the parties hereto) of the Merger or any of the other transactions contemplated by the Merger Agreement including the impact thereof on relationships, contractual or otherwise (including the cessation of any such relationship) with customers, suppliers, landlords, tenants, lenders, investors, joint venture partners, partners or employees of the Target and its Subsidiaries (it being understood that this clause (h) shall not apply to any representation, warranty, covenant or agreement of the

Target therein that is intended to address the consequences of the execution, delivery or performance of the Merger Agreement or the consummation of the transactions contemplated hereby); (i) changes in the Target’s credit rating (provided, however, that the underlying causes of such decline may be considered in determining whether a Target Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein); (j) the occurrence of natural disasters, force majeure events or weather conditions adverse to the business being carried on by the Target and its Subsidiaries; (k) stockholder litigation arising from or relating to the Merger Agreement or the Merger; (l) any action taken that is required by the terms of the Merger Agreement, or with the prior written consent or at the written direction of the Parent; (m) any damage or destruction of any owned real property that is substantially paid for by insurance; (n) any cyber-attacks, data breaches, ransomware attacks or similar events affecting the Target, excluding any such breaches, attacks or events to the extent attributable to the negligence of the Target or any of its Subsidiaries or the failure of the Target or any of its Subsidiaries to follow the best practices of the industries in which the Target and its Subsidiaries operate; or (o) the failure to obtain any approval contemplated by Section 6.13(a) of the Merger Agreement; or (ii) is or would be reasonably expected to prevent or materially impair, interfere with, hinder or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement by the Target.

“Target Tranche C Senior Notes” means the 4.02%, Series 2017A, Tranche C Senior Notes due August 6, 2025 to be issued pursuant to the Existing 2017 Target Note Purchase Agreement.

“Target Tranche C Senior Notes Condition” has the meaning set forth in Section 8.03(r).

“Target Tranche C Senior Notes Waiting Period” means, solely to the extent that the Target Tranche C Senior Notes have not been issued prior to the Restatement Effective Date, the period from the issuance of the Target Tranche C Senior Notes until the first Business Day on or immediately following the day that is 15 days after the issuance thereof.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term B Facilities” means, collectively, the Term B-1 Facility, the Term B- 2 Facility, the Term B-3 Facility, the Term B-4 Facility, the Term B-5 Facility, the Term B-6 Facility and the Term B-7 Facility.

“Term B-1 Facility” means the aggregate principal amount of the 2017 Refinancing Term B-1 Loans of all 2017 Refinancing Term B-1 Lenders outstanding.

“Term B-1 Lender” means each Lender holding a Term B-1 Loan.

“Term B-1 Loan” means an advance made by a Term B-1 Lender under the Term B-1 Facility.

“Term B-1 Note” means a promissory note made by the Company in favor of a Term B-1 Lender evidencing Term B-1 Loans made by such Term B-1 Lender.

“Term B-2 Facility” means the aggregate principal amount of the 2017 Refinancing Term B-2 Loans of all 2017 Refinancing Term B-2 Lenders outstanding.

“Term B-2 Lender” means each Lender holding a Term B-2 Loan.

“Term B-2 Loan” means an advance made by a Term B-2 Lender under the Term B-2 Facility.

“Term B-2 Note” means a promissory note made by the Designated Borrower 2 in favor of a Term B-2 Lender evidencing Term B-2 Loans made by such Term B-2 Lender.

“Term B-3 Commitment” means, as to each Term B-3 Lender, its obligation to make Term B-3 Loans to the Company pursuant to the Incremental Joinder in the principal amount stated therein pursuant to which such Term B-3 Lender becomes a party hereto, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B-3 Facility” means the aggregate principal amount of the Term B-3 Loans of all Term B-3 Lenders outstanding at such time.

“Term B-3 Lender” means each Lender with a Term B-3 Commitment or holding a Term B-3 Loan.

“Term B-3 Loan” has the meaning set forth in Section 2.01(c).

“Term B-3 Note” means a promissory note made by the Company in favor of a Term B-3 Lender evidencing Term B-3 Loans made by such Term B-3 Lender, substantially in the form of Exhibit 1.01(d).

“Term B-4 Commitment” means, as to each Term B-4 Lender, its obligation to make Term B-4 Loans to Designated Borrower 1 pursuant to the Incremental Joinder in the principal amount stated therein pursuant to which such Term B-4 Lender becomes a party hereto, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B-4 Facility” means the aggregate principal amount of the Term B-4 Loans of all Term B-4 Lenders outstanding at such time.

“Term B-4 Lender” means each Lender with a Term B-4 Commitment or holding a Term B-4 Loan.

“Term B-4 Loan” has the meaning set forth in Section 2.01(c).

“Term B-4 Note” means a promissory note made by the Company in favor of a Term B-4 Lender evidencing Term B-4 Loans made by such Term B-4 Lender, substantially in the form of Exhibit 1.01(d).

“Term B-5 Commitment” means, as to each Term B-5 Lender, its obligation to make Term B-5 Loans to the Company pursuant to the Commitment Increase Amendment in the principal amount stated therein pursuant to which such Term B-5 Lender becomes a party hereto, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B-5 Facility” means the aggregate principal amount of the Term B-5 Loans of all Term B-5 Lenders outstanding at such time.

“Term B-5 Lender” means each Lender with a Term B-5 Commitment or holding a Term B-5 Loan.

“Term B-5 Loan” has the meaning set forth in Section 2.01(d).

“Term B-5 Note” means a promissory note made by the Company in favor of a Term B-5 Lender evidencing Term B-5 Loans made by such Term B-5 Lender, substantially in the form of Exhibit 1.01(d).

“Term B-6 and B-7 Repricing Transaction” means (a) the incurrence by any Borrower or any Subsidiary thereof of any Indebtedness in the form of term loans (including, without limitation, any new or additional term loans under this Agreement) (i) having an Effective Yield for the respective Type of such Indebtedness that is less than the Effective Yield for Term B-6 Loans and/or Term B-7 Loans of the respective Type, and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of Term B-6 Loans and/or Term B-7 Loans or (b) any amendment, waiver or other modification to this Agreement which would have the effect of reducing the Effective Yield for the Term B-6 Loans and/or the Term B-7 Loans (other than, in each case, any such transaction or amendment or modification in connection with a Change of Control, a Transformational Event or a Term B-6 and B-7 Transformational Event), so long as, in each case of clauses (a) or (b), the primary purpose of such incurrence of Indebtedness or modification is to reduce the Effective Yield of the Term B-6 Loans and/or Term B-7 Loans. Any such determination by the Administrative Agent and the Company as contemplated by preceding clauses (a) and (b) shall be conclusive and binding on all Lenders holding Term B-6 Loans and/or Term B-7 Loans.

“Term B-6 and B-7 Transformational Event” means any dissolution, liquidation, consolidation or disposition by the Company or any Restricted Subsidiary (which involves aggregate consideration of at least 30% of Consolidated EBITDA as of the end of the most recently ended period of four fiscal quarters) that is either (a) not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or investment or (b) if permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or investment, would not provide the Parent and its Restricted Subsidiaries with adequate flexibility under this Agreement for the continuation and/or expansion of their combined operations following such consummation, as determined by the Company in good faith.

“Term B-6 Commitment” means, as to each Term B-6 Lender, its obligation to make Term B-6 Loans to the Company pursuant to the Incremental B-6/B-7 Amendment in the principal amount stated therein pursuant to which such Term B-6 Lender becomes a party hereto, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B-6 Facility” means the aggregate principal amount of the Term B-6 Loans of all Term B-6 Lenders outstanding at such time.

“Term B-6 Lender” means each Lender with a Term B-6 Commitment or holding a Term B-6 Loan.

“Term B-6 Loan” has the meaning set forth in Section 2.01(j).

“Term B-6 Note” means a promissory note made by the Company in favor of a Term B-6 Lender evidencing Term B-6 Loans made by such Term B-6 Lender, substantially in the form of Exhibit 1.01(d).

“Term B-7 Commitment” means, as to each Term B-7 Lender, its obligation to make Term B-7 Loans to the Designated Borrowers pursuant to the Incremental B-6/B-7 Amendment in the principal amount stated therein pursuant to which such Term B-7 Lender becomes a party hereto, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B-7 Facility” means the aggregate principal amount of the Term B-7 Loans of all Term B-7 Lenders outstanding at such time.

“Term B-7 Lender” means each Lender with a Term B-7 Commitment or holding a Term B-7 Loan.

“Term B-7 Loan” has the meaning set forth in Section 2.01(k).

“Term B-7 Note” means a promissory note made by the Designated Borrowers in favor of a Term B-7 Lender evidencing Term B-7 Loans made by such Term B-7 Lender, substantially in the form of Exhibit 1.01(d).

“Term Commitment” means any of a Term B-3 Commitment, a Term B-4 Commitment, a Term B-5 Commitment, a Term B-6 Commitment, a Term B-7 Commitment, an Incremental Term Loan Commitment, a commitment with respect to Extended Term Loans, a commitment with respect to Replacement Term Loans and/or a Refinancing Term Commitment, as the context may require.

“Term Facilities” means the Term B Facility, any facility providing for Extended Term Loans, any facility providing for Refinancing Term Loans, any facility providing for Replacement Term Loans and/or any Incremental Term Loan Facility, as the context may require.

“Term Facilities Administrative Agent” means Credit Suisse AG, Cayman Islands Branch in its capacity as administrative agent for the Term Lenders in respect of the Term

Facilities under any of the Loan Documents, or any successor Term Facilities Administrative Agent.

“Term Lender” means, at any time, a 2017 Refinancing Term B-1 Lender, a 2017 Refinancing Term B-2 Lender, a Term B-3 Lender, a Term B-4 Lender, a Term B-5 Lender, a Term B-6 Lender, a Term B-7 Lender, a Lender with respect to any Incremental Term Loans, a Lender with respect to any Extended Term Loans, a Lender with respect to any Replacement Term Loans or a Lender with respect to any Refinancing Term Loans.

“Term Loan Extension Request” has the meaning set forth in Section 2.18(a).

“Term Loan Extension Series” has the meaning set forth in Section 2.18(a).

“Term Loans” means the 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans, Term B-6 Loans, Term B-7 Loans, any Incremental Term Loans, any Extended Term Loans, any Refinancing Term Loans and any Replacement Term Loans.

“Term SOFR” means (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day.

“Term SOFR Adjustment” means, with respect to the (a) Term B-3 Loans, Term B-4 Loans and Term B-5 Loans, 0.11448% (11.448 basis points) for an Interest Period of one-month's duration, 0.26161% (26.161 basis points) for an Interest Period of three-month's duration, and 0.42826% (42.826 basis points) for an Interest Period of six-months' duration and (b) Term B-6 Loans and Term B-7 Loans, 0.10% (10 basis points) for an Interest Period of one-month's duration, 0.15% (15 basis points) for an Interest Period of three-month's duration, and 0.25% (25 basis points) for an Interest Period of six-months' duration. There shall be no Term SOFR Adjustment in respect of the Revolving Facility.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Applicable Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Threshold Amount” means $150,000,000.

“Total Outstandings” means the Total Revolving Outstandings and the Outstanding Amount of all Term Loans.

“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans and all L/C Obligations.

“Transaction” means, collectively, (a) the entering into by the Loan Parties and their applicable Subsidiaries of the Loan Documents to which they are or are intended to be a party, (b) the consummation of the Target Acquisition on the Restatement Effective Date and the other transactions contemplated by the Merger Agreement occurring on or prior to the Restatement Effective Date, (c) the Refinancing, (d) the effectiveness of the Term B-3 Loans and the Term B-4 Loans under this Agreement pursuant to the Incremental Joinder and the amendment and restatement of the Existing Company Credit Agreement in the form of this Agreement, (e) (i) the execution and delivery of the 2018 Senior Notes Documents and the placement and the issuance of the 2018 Senior Notes, if any, and/or (ii) to the extent that the aggregate principal amount of 2018 Senior Notes issued is less than $750,000,000, the borrowing of bridge loans, if any, by the Company under the Bridge Facility in an aggregate principal amount of 2018 Senior Notes issued and $750,000,000 and (f) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Transformational Event” means any acquisition or investment by the Company or any Restricted Subsidiary that is either (a) not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or investment or (b) if permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or investment, would not provide the Parent and its Restricted Subsidiaries with adequate flexibility under this Agreement for the continuation and/or expansion of their combined operations following such consummation, as determined by the Company in good faith.

“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, overnight draft, credit or debit cards, p-cards, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

“Type” means, with respect to any Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, a SONIA Loan or a SOFR Loan.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Advances/Participations” means (a) with respect to the Applicable Administrative Agent, the aggregate amount, if any (i) made available to any Borrower on the assumption that each Lender has made available to the Applicable Administrative Agent such Lender’s share of the applicable Borrowing available to the Applicable Administrative Agent as contemplated by Section 2.12(b) and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Applicable Administrative Agent by the Borrowers or made available to the Applicable Administrative Agent by any such Lender and (b) with respect to any L/C Issuer, the aggregate amount, if any, of amounts drawn under Letters of Credit in respect of which a Revolving Lender shall have failed to make Revolving Loans or L/C Advances to reimburse such L/C Issuer pursuant to Section 2.03(c).

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Unrestricted Cash” shall mean, as of any date of determination, the aggregate amount of all cash and Cash Equivalents on the consolidated balance sheet of the Parent and its Restricted Subsidiaries that are not “restricted” for purposes of GAAP; provided, however, that the aggregate amount of Unrestricted Cash shall not include any cash or Cash Equivalents that are subject to a Lien (other than any Lien in favor of the Collateral Agent).

“Unrestricted Subsidiary” means (a) any Subsidiary of the Company designated by the Company as an Unrestricted Subsidiary pursuant to Section 7.17 subsequent to the Restatement Effective Date and (b) each Subsidiary formed or acquired by an existing Unrestricted Subsidiary previously designated by the Company as provided in preceding clause (a). Notwithstanding the foregoing, (i) in no circumstances shall any Borrower or Lux Intermediate Holdco be an Unrestricted Subsidiary and (ii) no Subsidiary that is a Restricted Subsidiary under the 2018 Senior Notes is permitted to be an Unrestricted Subsidiary hereunder.

“U.S. Collateral Document” means any Collateral Document other than the Foreign Collateral Documents (and including, for the avoidance of doubt, the U.S. Security Agreement and any Collateral Document providing for a pledge by a Domestic Loan Party of up to 65% of the voting Equity Interests and/or CPECs entitled to vote in (and 100% of the non-voting Equity Interests and non-voting CPECs) in (or promissory notes evidencing loans to) any First Tier Foreign Subsidiary or Foreign Holdco).

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Security Agreement” means the security and pledge agreement, dated as of the Original Closing Date (as amended, restated, supplemented or otherwise modified from time to time), executed in favor of the Administrative Agent and the other “Secured Parties” described therein by each of the Loan Parties party thereto.

“U.S. Subsidiary” means any Subsidiary that is organized under the laws of any state of the United States or the District of Columbia.

“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency. For purposes of clarification, Indebtedness which by its terms is convertible into Equity Interests is not “Voting Stock”.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly Owned Subsidiary” means any Person 100% of whose Equity Interests are at the time owned by the Parent directly or indirectly through other Persons 100% of whose Equity Interests are at the time owned, directly or indirectly, by the Parent.

“Write-Down and Conversion Powers” means, (a) solely with respect to the Term Loans, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule or (b) solely with respect to the Revolving Loans, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02
Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “hereto”, “herein”, “hereof” and “hereunder”, and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)
In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”.
(c)
Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
1.03
Accounting Terms. Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time; provided, however, that calculations of Attributable Indebtedness under any Synthetic Lease or the implied interest component of any Synthetic Lease shall be made by the Company in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Loan Parties and their Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.
(a)
Changes in GAAP. Except to the extent disclosed in the footnotes to the financial statements delivered pursuant to Section 7.01, the Company will provide a written summary of material changes in GAAP applicable to it and in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 7.02(b). If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agents, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (which agreement shall be subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agents and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the foregoing, whenever in this Agreement it is necessary to determine whether a lease is a Capital Lease or an operating lease, such determination shall be made on the basis of GAAP as in effect on the Restatement Effective Date.
(b)
Calculations of Financial Covenants; Pro Forma Basis. Notwithstanding the above, the parties hereto acknowledge and agree that:
(i)
all calculations of (x) the financial covenant in Section 8.11 for purposes of determining compliance with Section 8.11 as a “financial maintenance covenant” (as opposed to testing the permissibility of a specified transaction hereunder) and (y) the Consolidated Net Secured Leverage Ratio for purposes of determining the Applicable Rate, shall in each case be made on a Pro Forma Basis with respect to (i) all Dispositions of all of the Equity Interests of, or all or a substantial portion of the assets of, a Restricted Subsidiary, (ii) all Dispositions of a line of business or division of any Loan Party or Restricted Subsidiary, (iii) all Permitted Acquisitions and other acquisitions permitted hereunder, and (iv) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary (or of an Unrestricted Subsidiary as a Restricted Subsidiary), in each case, occurring during the applicable period; and
(ii)
for purposes of determining if a specified transaction is permitted by this Agreement, all calculations of the financial covenant in Section 8.11 (irrespective of whether such covenant is otherwise then applicable) and of the Consolidated Net Secured Leverage Ratio, of the Consolidated Net Leverage Ratio Test and of the Consolidated Net Leverage Ratio shall be made on a Pro Forma Basis with respect to (i) all Dispositions of all of the Equity Interests of, or all or a substantial portion of the assets of, a Restricted Subsidiary, (ii) all Dispositions of a line of business, division of any Loan Party or Restricted Subsidiary, or any Immaterial Subsidiary, (iii) all Permitted Acquisitions, (iv) all incurrences of Indebtedness pursuant to Section 8.03(f), (v) all increases in the Commitments pursuant to Section 2.01(f), (vi) all Restricted Payments pursuant to Section 8.06(g) and (h), (vii) all designations of a Subsidiary as an Unrestricted Subsidiary (or of an Unrestricted Subsidiary as a Restricted Subsidiary) and (viii) all payments, prepayments, redemptions, acquisitions for value, refunds, refinancings or exchanges of Subordinated Debt pursuant to Section 8.12(b)(iv), in each case, occurring during the applicable period and occurring after the end of the applicable period but on or prior to the date of the applicable specified transaction.
1.04
Rounding. Any financial ratios required to be maintained by the Loan Parties pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05
Exchange Rates; Currency Equivalents.
(a)
The Applicable Administrative Agent or the Applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Applicable Administrative Agent or the Applicable L/C Issuer, as applicable.
(b)
Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or a SONIA Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan, SONIA Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Applicable Administrative Agent or the Applicable L/C Issuer, as the case may be.
1.06
Additional Alternative Currencies.
(a)
The Company may from time to time request that Revolving Loans constituting Eurocurrency Rate Loans or SONIA Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans or SONIA Loans, such request shall be subject to the approval of the Revolving Facility Administrative Agent and each Lender that would be obligated to make Credit Extensions denominated in such requested currency; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Revolving Facility Administrative Agent and the Applicable L/C Issuer.
(b)
Any such request shall be made to the Revolving Facility Administrative Agent not later than 11:00 a.m., 15 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Revolving Facility Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the Applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans or SONIA Loans, the Revolving Facility Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Revolving Facility Administrative Agent shall promptly notify the Applicable L/C Issuer. Each Lender (in the case of any such request pertaining to Eurocurrency Rate Loans or SONIA Loans) or the Applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Revolving Facility Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or SONIA Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.
(c)
Any failure by a Lender or the Applicable L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the Applicable L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans or SONIA Loans to be made or Letters of Credit to be issued in such requested currency. If the Revolving Facility Administrative Agent and all the Lenders that would be obligated to make Credit Extensions denominated in such requested currency consent to making Eurocurrency Rate Loans or SONIA Loans in such requested currency, the Revolving Facility Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Eurocurrency Rate Loans or SONIA Loans; and if the Revolving Facility Administrative Agent and the Applicable L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Revolving Facility Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Revolving Facility Administrative Agent shall fail to obtain the requisite consent to any request for an additional currency under this Section 1.06, the Revolving Facility Administrative Agent shall promptly so notify the Company.
1.07
Change of Currency.
(a)
Each obligation of any Loan Party to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Restatement Effective Date shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.
(b)
Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agents may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
(c)
Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agents may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.
1.08
Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
1.09
Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.10
Guaranty and Security Principles. The Collateral Documents and each other guarantee and security document delivered or to be delivered under this Agreement and any obligation to enter into such document or obligation by any Loan Party which is not a Domestic Loan Party shall be subject in all respects to the Guaranty and Security Principles set forth in Exhibit 1.10.
1.11
[Reserved].
1.12
Limited Condition Acquisitions.
(a)
Notwithstanding any other provision of any Loan Document:
(b)
With respect to any Limited Condition Acquisition only (i), (A) any requirement in the definition of Permitted Acquisition or in Section 8.02(o) or 8.03(f)(ii) that no Default exists or would result from any event or specified transaction, (B) any calculation of Consolidated Total Assets for the purposes of Section 8.02(o) or 8.03(p) and (C) the Consolidated Net Leverage Ratio Test specified in Section 8.03(f)(i) shall, in each case, at the election of the Company, be determined as of the date the definitive agreements for such Limited Condition Acquisition are entered into and (ii) the representations and warranties required to be made pursuant to the definition of Permitted Acquisition shall, at the election of the Company, be limited to the Specified Representations.
(c)
If the Company has made an election under clause (a)(i) of this Section 1.12 for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket with respect to the incurrence of Indebtedness or Liens, or the making of Restricted Payments, mergers, Dispositions, Investments, the prepayment, redemption, purchase, defeasance or other satisfaction of Subordinated Debt, or the designation of an Unrestricted Subsidiary on or following the relevant date of determination and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated except (solely in the case of any ratio or basket with respect to the making of Restricted Payments or the prepayment, redemption, purchase, defeasance or other satisfaction of Subordinated Debt) to the extent such calculation on a Pro Forma Basis would result in a lower ratio or increased basket availability (as applicable) than if calculated without giving effect to such Limited Condition Acquisition and the other transactions in connection therewith.
1.13
Additional Borrowers.
(a)
From time to time (in the case of the Term B-3 Facility or the Term B-4 Facility, on or prior to the Restatement Effective Date and, in the case of the Revolving Facility, prior to, on or after the Restatement Effective Date), and with five Business Days’ notice to the Applicable Administrative Agent (or such shorter period as the Administrative Agents may agree), the Company may designate any wholly-owned Restricted Subsidiary of the Company that is a Domestic Subsidiary (or, solely in the case of the Term B-4 Facility, a Domestic Subsidiary or a Foreign Subsidiary) as a “Co-Borrower” (each such person, a “Co-Borrower”) with respect to any Class of Loans or Facility. Such designation shall be subject to the Applicable Administrative Agent’s consent and “know your customer” procedures and compliance with anti-money laundering rules and regulations reasonably satisfactory to the Applicable Administrative Agent and the applicable Lenders, and in the case of a Foreign Subsidiary shall be subject to structural and tax considerations, collateral and guarantee arrangements reasonably satisfactory to the Administrative Agent; provided, that any such Co-Borrowers do not result in (i) any incremental withholding tax to the Lenders or (ii) any loss of guarantee or Collateral by the Loan Parties. If any Lender has determined that it is not legally permitted to lend to or establish credit for the account of a Co-Borrower that is not organized in the United States, such Lender will not be obligated to extend credit to such Co-Borrower; provided that such Lender shall continue to have the obligation to provide the relevant commitments to the Company. Each Co-Borrower that is a Domestic Subsidiary shall (i) be a joint and several co-borrower of the Company and (ii) either (x) become a Guarantor of all of the Obligations by executing and delivering to the Administrative Agent a Joinder Agreement or such other documents as the Administrative Agent shall deem appropriate for such purpose and upon the reasonable request of the Applicable Administrative Agent, deliver to the Applicable Administrative Agent a signed copy of a customary opinion of counsel for such

Co-Borrower, addressed to the Applicable Administrative Agent and the Lenders or (y) enter into waivers of defenses to suretyship substantially consistent with those contained in the Guaranty.
(b)
Once a person has become a Co-Borrower in accordance with Section 1.13(a), it (i) shall be a “Borrower” in respect of the applicable Class and will have the right to request Revolving Loans, Letters of Credit or Term Loans, as the case may be, in accordance with Article II hereof until the applicable Maturity Date for such Class, as applicable, or on the date on which such Co-Borrower resigns as a Co-Borrower in accordance with Section 1.13(c) and (ii) shall be deemed a Borrower for all purposes of Article II of this Agreement with respect to Loans made to such Co-Borrower, unless the context requires otherwise.
(c)
Each Co-Borrower hereby designates the Company as its borrower representative (the “Borrower Representative”). The Borrower Representative will be acting as agent on each Co-Borrower’s behalf for the purposes of issuing notices of Borrowing and notices of conversion/continuation of any Loans pursuant to Article II or similar notices, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants and certifications) on behalf of any Co-Borrower under the Loan Documents. The Borrower Representative hereby accepts such appointment. Each Co-Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower Representative shall be deemed for all purposes to have been made by such Co-Borrower and shall be binding upon and enforceable against such Co-Borrower to the same extent as if the same had been made directly by such Co-Borrower.
(d)
In respect of a Loan or Loans to a particular Co-Borrower (“Designated Loans”), a Lender (a “Designating Lender”) may at any time and from time to time designate (by written notice to the Applicable Administrative Agent and the Borrower): (i) a substitute lending office from which it will make Designated Loans (a “Substitute Facility Office”); or (ii) nominate an Affiliate to act as the Lender of Designated Loans (a “Substitute Affiliate Lender”). A notice to nominate a Substitute Affiliate Lender must be in the form set out in Exhibit 1.13(d) and be countersigned by the relevant Substitute Affiliate Lender confirming it will be bound as a Lender under this Agreement in respect of the Designated Loans in respect of which it acts as Lender. The Designating Lender will act as the representative of any Substitute Affiliate Lender it nominates for all administrative purposes under this Agreement. The Borrower, the Applicable Administrative Agent and the other Loan Parties will be entitled to deal only with the Designating Lender, except that payments will be made in respect of Designated Loans to the lending office of the Substitute Affiliate Lender. In particular the Loans, Commitments and Total Revolving Outstandings of the Designating Lender will not be treated as reduced by the introduction of the Substitute Affiliate Lender for voting purposes under this Agreement or the other Loan Documents and the Substitute Affiliate Lender will be treated as having no Loans, Commitments or Total Revolving Outstandings for voting purposes. Save as mentioned in the immediately preceding sentence, a Substitute Affiliate Lender will be treated as a Lender for all purposes under the Loan Documents and having a Loan, Commitment or Total Revolving Outstandings equal to the principal amount of all Designated Loans in which it is participating if and for so long as it continues to be a Substitute Affiliate Lender under this Agreement. A

Designating Lender may revoke its designation of an Affiliate as a Substitute Affiliate Lender by notice in writing to the Applicable Administrative Agent and provided that such notice may only take effect when there are no Designated Loans outstanding to the Substitute Affiliate Lender. Upon such Substitute Affiliate Lender ceasing to be a Substitute Affiliate Lender the Designating Lender will automatically assume (and be deemed to assume without further action by any party) all rights and obligations previously vested in the Substitute Affiliate Lender. If a Designating Lender designates a Substitute Facility Office or Substitute Affiliate Lender in accordance with this clause: (i) any Substitute Affiliate Lender shall be treated for the purposes of Section 3.05 as having become a Lender on the Restatement Effective Date; and (ii) the provisions of Section 11.06 shall not apply to or in respect of any Substitute Facility Office or Substitute Affiliate Lender.
1.14
Designated U.S. Co-Borrower. The Designated U.S. Co-Borrower shall (i) not hold any assets, (ii) be formed and maintained as a disregarded entity for purposes of the Internal Revenue Code and, in the case of the following clauses (iii) through (vi), unless otherwise determined by the Parent, (iii) provide in its organizational documents that membership interests can be issued in exchange for the performance of services or the promise to perform services, (iv) be subject to customary restrictions on the transfer of membership interests, including the approval of any non-transferring members, (v) liquidate on the death or bankruptcy of any of its members, and (vi) be permitted to make distributions at the sole discretion of the member. The Designated U.S. Co-Borrower shall be a joint and several co-borrower of the other Designated Borrowers.
1.15
Rates. The Administrative Agents do not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, the Eurocurrency Rate, SONIA or any component definition of any of the foregoing, or rates referred to in the definition of any of the foregoing, or any alternative, successor or replacement rate to any of the foregoing (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, the Eurocurrency Rate, SONIA or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agents and their affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, the Eurocurrency Rate, SONIA, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Loan Parties. The Administrative Agents may select information sources or services in their reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, the Eurocurrency Rate, SONIA, or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Loan Party, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
1.16
Administrative Agent and Revolving Facility Administrative Agent. For the avoidance of doubt, (a) all references to the Administrative Agent herein and in the other Loan Documents shall be construed to refer to CS in its capacity as the (i) Term Facility Administrative Agent in regard to matters relating to the Term Loan Facility and (ii) collateral agent in regard to matters relating to the Facilities, (b) all references to the Revolving Facility Administrative Agent shall be construed to refer to MSSF in its capacity as the Revolving Facility Administrative Agent in regard to matters relating to the Revolving Facility, (c) all references to the Applicable Administrative Agent shall be construed to refer to, with respect to the Term Facility, the Term Loan Facility Administrative Agent and, with respect to the Revolving Facility, the Revolving Facility Administrative Agent and (d) all references to the Administrative Agents shall be construed to refer to both the Term Facility Administrative Agent and the Revolving Facility Administrative Agent. In the event that the Revolving Facility expires, all references to the Revolving Facility Administrative Agent, the Administrative Agents or the Applicable Administrative Agent shall be construed to refer to the Term Facility Administrative Agent. In the event that the Term Facilities expire, all references to the Administrative Agent, the Administrative Agents or the Applicable Administrative Agent shall be construed to refer to the Revolving Facility Administrative Agent. The Term Facility Administrative Agent shall retain all power, authority and discretion with regard to the Term Loan Facility and the Revolving Facility Administrative Agent shall retain all power, authority and discretion with regard to the Revolving Loan Facility in each case to the extent such power, authority and discretion is delegated to any Administrative Agent under this Agreement.
Article II

THE COMMITMENTS AND CREDIT EXTENSIONS
2.01
Revolving Loans, Term Loans and Incremental Term Loans.
(a)
Revolving Loans. Subject solely to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Company in Dollars or in one or more Alternative Currencies from time to time on any Business Day during the Availability Period for the Revolving Facility in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender’s Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Applicable Revolving Percentage multiplied by the Outstanding Amount of all L/C Obligations, shall not exceed such Revolving Lender’s Revolving Commitment and (iii) the Outstanding Amount of all Revolving Loans denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a). Revolving Loans may be Base Rate Loans, Eurocurrency Rate Loans, SONIA Loans or SOFR Loans, as further provided herein.

(b)
[Reserved].
(c)
Term B-3 Facility and Term B-4 Facility. (A) The Company shall obtain up to $5,045,794,683.73 of Incremental Term Loans (the “Term B-3 Loans”) and (B) Designated Borrower 1 may obtain up to $1,800,000,000 of Incremental Term Loans (the “Term B-4 Loans”), in each case provided for in Section 2.01(f) on the Restatement Effective Date; provided that (i) such Incremental Term Loans shall be effected pursuant to an Incremental Joinder executed and delivered by the Company and the Administrative Agent, which shall be recorded in the Register and the Lenders in respect of which shall be subject to the requirements set forth in Section 3.01(f), (ii) the Borrower shall make any payments required pursuant to Section 3.05 in connection with the Term B-3 Loans or the Term B-4 Loans, as applicable, (iii) the Term B-3 Loans and the Term B-4 Loans shall be denominated in Dollars and (iv) the Restatement Effective Date shall have occurred or shall occur substantially contemporaneously with the effectiveness of such Incremental Joinder. Such Term B-3 Loans and Term B-4 Loans established pursuant to this clause (c) shall be effected by the Incremental Joinder, which joinder may, for the avoidance of doubt, contain conditions to the effectiveness thereof different from those set forth in Section 2.01(f), which conditions may be amended, modified or waived by the holders of such Term B-3 Loans and Term B-4 Loans and without the consent of any other Lender and shall not be subject to the conditions described in Section 2.01(f).
(d)
Term B-5 Facility. The Company shall obtain (a) up to $875,000,000.00 of Incremental Term Loans (the “Eze Term B-5 Loans”) provided for in Section 2.01(f) on the Incremental B-5 Effective Date and (b) up to $1,000,000,000 of Incremental Term Loans (the “Intralinks Term B-5 Loans” provided for in Section 2.01(f) on the Intralinks Incremental B-5 Effective Date and, together with the Eze Term B-5 Loans, the “Term B- 5 Loans”); provided that (i) (x) the Eze Term B-5 Loans shall be effected pursuant to the Incremental B-5 Amendment and (y) the Intralinks Term B-5 Loans shall be effected pursuant to the Intralinks Incremental Term B-5 Amendment, which, in each case, shall be recorded in the Register and the Lenders in respect of which shall be subject to the requirements set forth in Section 3.01(f), (ii) the Company shall make any payments required pursuant to Section 3.05 in connection with the Term B-5 Loans, (iii) the Term B-5 Loans shall be denominated in Dollars and (iv) (x) the Incremental B-5 Effective Date shall have occurred or shall occur substantially contemporaneously with the effectiveness of such Incremental B-5 Amendment and (y) the Intralinks Incremental B-5 Effective Date shall have occurred or shall occur substantially contemporaneously with the effectiveness of such Intralinks Incremental B-5 Amendment. Such Term B-5 Loans established pursuant to this clause (d) shall be effected by the Incremental B-5 Amendment or the Intralinks Incremental B-5 Amendment, as applicable, which amendment may, for the avoidance of doubt, contain conditions to the effectiveness thereof different from those set forth in Section 2.01(f), which conditions may be amended, modified or waived by the holders of such Term B-5 Loans and without the consent of any other Lender and shall not be subject to the conditions described in Section 2.01(f).
(e)
Incremental Term Loans. Subject to Section 2.01(f), on the effective date of any applicable Incremental Term Loan Agreement, each Lender party thereto severally agrees to make its portion of a term loan (each, an “Incremental Term Loan”, which definition shall not include the Term B-3 Loans or the Term B-4 Loans, except in the definition of “Incremental Joinder”) in a single advance to the Company in Dollars in the amount of its Incremental Term

Loan Commitment as set forth in such Incremental Term Loan Agreement. Amounts repaid on the Incremental Term Loans may not be reborrowed. The Incremental Term Loans may consist of Base Rate Loans~~, Eurocurrency Rate Loans~~  or SOFR Loans, as further provided herein.
(f)
Increases of the Aggregate Revolving Commitments; Institution of Incremental Term Loans. The Company shall have the right, upon at least ten (10) Business Days’ prior written notice to the Applicable Administrative Agent, to increase (in one or more increases) the Aggregate Revolving Commitments or borrow one or more Incremental Term Loans (which may, at the option of the Company, consist of an increase to an existing Class of outstanding Term Loans or a new Class of Term Loans) at any time prior to the Latest Maturity Date. Any incurrence of Incremental Term Loans pursuant to Section 2.01(e) and any increase to the Aggregate Revolving Commitment pursuant to this Section 2.01(f) shall be subject to satisfaction of the following conditions precedent:
(i)
the sum of (A) the aggregate amount of all increases in the Aggregate Revolving Commitments pursuant to this Section 2.01(f) plus (B) the aggregate original principal amount of all Incremental Term Loans made pursuant to Section 2.01(e) shall not exceed the sum of (x) $1,350,000,000 plus (y) the principal amount of Loans and/or Aggregate Revolving Commitments that, on a Pro Forma Basis at the time of determination, would not cause the Consolidated Net Secured Leverage Ratio to be greater than 5.25 to 1.0 (for this purpose, calculated as if any increase in the Aggregate Revolving Commitments were fully drawn and determined without regard to the netting of any cash proceeds from the increase in the Aggregate Revolving Commitments or the incurrence of Incremental Term Loans) plus (z) the amount of any voluntary repayments of the Term Facilities and Revolving Facility (to the extent accompanied by a permanent reduction in the Revolving Commitment) after the Restatement Effective Date and prior to such time other than voluntary prepayments funded with the proceeds of long-term indebtedness;
(ii)
subject to Section 2.01(i), no Default shall have occurred and be continuing on the date on which such increase or borrowing is to become effective or would exist after giving effect thereto;
(iii)
subject to Section 2.01(i), the representations and warranties set forth in Article VI shall be true and correct in all material respects on and as of the date on which such increase or borrowing is to become effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects;
(iv)
such increase or borrowing shall be in a minimum amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof (or such lesser amounts (a) as shall be remaining under subsection (f)(i) above or (b) as the Applicable Administrative Agent may agree);
(v)
such requested increase or borrowing shall only be effective upon receipt by the Applicable Administrative Agent of (A) additional commitments in a corresponding amount of such requested increase or borrowing from, at the sole discretion of the Company, one or more existing Lenders and/or one or more other lenders that qualify as an Eligible Assignee (other than the Parent or any of its Subsidiaries) (it being understood and agreed that no existing Lender shall be required to provide an additional commitment) and (B) documentation from each institution providing an additional commitment evidencing its commitment and its obligations under this Agreement in form and substance reasonably satisfactory to the Applicable Administrative Agent (which documentation shall take the form of Incremental Term Loan Agreements, in the case of a borrowing of an Incremental Term Loan, and the Re-Allocation Agreement by execution and delivery of a joinder thereto or other arrangement reasonably acceptable to the Applicable Administrative Agent);
(vi)
the Applicable Administrative Agent shall have received (A) all documents (including resolutions of the board of directors of the Company and the other Loan Parties) it may reasonably request relating to the corporate or other necessary authority for, and the validity of, such increase in the Aggregate Revolving Commitments or borrowing of such Incremental Term Loan, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Applicable Administrative Agent and (B) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Applicable Administrative Agent in order to ensure that any Incremental Term Loans and/or increase in the Aggregate Revolving Commitments are provided with the benefit of the applicable Loan Documents;
(vii)
if the reallocation, if any, of outstanding Loans among the Lenders in connection with such increase results in the prepayment of Eurocurrency Rate Loans or SOFR Loans on a day which is not the last day of an Interest Period with respect thereto, the Company shall have paid to each affected Lender such amounts, if any, as may be required pursuant to Section 3.05;
(viii)
subject to clause (xvi) below, the maturity date for any Incremental Term Loan shall not be earlier than the Latest Maturity Date of any Term Loan at such time;
(ix)
subject to clause (xvi) below, the Weighted Average Life to Maturity for any Incremental Term Loan shall not be shorter than the longest then-remaining Weighted Average Life to Maturity of any Term Loan;
(x)
subject to clause (xvi) below, the interest rate margins and, subject to Section 2.01(f)(ix), the amortization schedule applicable to any Incremental Term Loan shall be determined by the Company and Lenders providing such Incremental Term Loan; provided, however, that if the Effective Yield applicable to such Incremental Term Loan incurred within 12 months of the Restatement Effective Date is more than 0.50% higher than the corresponding Effective Yield for the existing 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans or Term B-5 Loans, the Applicable Rate with respect to the existing 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans or Term B-5 Loans, as the case may be, shall be increased by an amount equal to the difference between the Effective Yield with respect to the Incremental Term Loan and the corresponding Effective Yield with respect to 2017 Refinancing Term B-1 Loans, 2017

Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans or Term B-5 Loans, as applicable, minus 0.50%;
(xi)
subject to Section 2.01(i), the Applicable Administrative Agent shall have received a Pro Forma Compliance Certificate demonstrating that the Loan Parties are in compliance with (i) Section 2.01(f)(i) (if applicable) and (ii) the financial covenant set forth in Section 8.11 (irrespective of whether such covenant is otherwise then applicable) recomputed as of the end of the period of the four (4) fiscal quarters most recently ended for which financial statements have been (or are required to have been) delivered pursuant to Section 7.01(a) or 7.01(b) after giving effect to any Incremental Term Loan or increase to the Aggregate Revolving Commitments on a Pro Forma Basis (for this purpose, calculated as if any increase in the Aggregate Revolving Commitments were fully drawn and determined without regard to the netting of any cash proceeds from the increase in the Aggregate Revolving Commitments or the incurrence of Incremental Term Loans);
(xii)
the Incremental Term Loans shall rank (A) if incurred by the Company, pari passu in right of payment with the Term Loans (other than the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans and any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by any Designated Borrower with respect thereto) and the Liens securing such Incremental Term Loans shall rank pari passu with the Liens securing the Term Facilities (other than the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans and any Refinancing Term Loans, Extended Term Loans and Replacement Term Loans incurred by any Designated Borrower with respect thereto) and (B) if incurred by a Designated Borrower, pari passu in right of payment with the Term B-2 Loans, the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans and any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by any Designated Borrower with respect thereto and the Liens securing such Incremental Term Loans shall rank pari passu with the Liens securing the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans and any Refinancing Term Loans, Extended Term Loans and Replacement Term Loans incurred by any Designated Borrower with respect thereto;
(xiii)
no Incremental Term Loan (other than Incremental Term Loans made to any Designated Borrower) or increase in the Aggregate Revolving Commitments may be guaranteed by any Person other than a Domestic Loan Party, or secured by any asset that does not constitute Collateral securing only the Direct U.S. Loan Party Obligations;
(xiv)
no Incremental Term Loan made to a Designated Borrower may be guaranteed by any Person other than a Domestic Loan Party or a Foreign Loan Party, or secured by any asset that does not constitute Collateral securing the Foreign Obligations and guarantees thereof by the Domestic Loan Parties;
(xv)
no Incremental Term Loans (other than with the proceeds of Credit Agreement Refinancing Indebtedness in respect thereof) (x) incurred by a Designated Borrower may be optionally or mandatorily prepaid prior to the date on which all Refinancing Term B-2 Loans, Term B-4 Loans and all other Extended Term Loans, Refinancing Term

Loans and Replacement Term Loans incurred by a Designated Borrower, in each case with an earlier final stated maturity are repaid in full, unless such optional or mandatory prepayment is accompanied by a pro rata optional or mandatory prepayment of such other Classes of Term Loans and (y) not described in preceding clause (x) may be optionally or mandatorily prepaid prior to the date on which all such Term Loans with an earlier final stated maturity are repaid in full, unless such optional or mandatory prepayment is accompanied by a pro rata optional or mandatory prepayment of such other Classes of Term Loans; and
(xvi)
any Incremental Term Loan that is implemented by increasing the amount of then-existing Term Loans of any Class (rather than by implementing a new Class of Term Loans) shall have identical terms to such then-existing Class of Term Loans.
(g)
Special Obligations in Connection with Increases in Aggregate Revolving Commitments and Existing Term Loans. Upon the effectiveness of any increase in the Aggregate Revolving Commitments pursuant to Section 2.01(f) above, (A) the Applicable Percentages of the Revolving Lenders shall be automatically adjusted to give effect to such increase, provided that the amount of each Lender’s Revolving Commitments (other than a Lender whose Revolving Commitments shall have been increased in connection with such increase) shall remain unchanged and (B) the Company, the Revolving Facility Administrative Agent and the Lenders will use all commercially reasonable efforts to assign and assume outstanding Revolving Loans of the affected category to conform the respective amounts thereof held by each Revolving Lender to the Applicable Percentages as so adjusted, it being understood that the parties hereto shall use commercially reasonable efforts to avoid prepayment or assignment of any affected Loan that is a Eurocurrency Rate Loan or a SOFR Loan on a day other than the last day of the Interest Period applicable thereto. For the avoidance of doubt, the Revolving Commitment added pursuant to any increase in the Aggregate Revolving Commitment pursuant to Section 2.01(f) shall be deemed a part of the Revolving Facility for all purposes under this Agreement. On the date of the making of any Incremental Term Loans that will be added to any then-existing Class of Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.02 or 2.08, such Incremental Term Loans shall be added to (and constitute part of) each Borrowing of outstanding Term Loans of the same Type and with the same Interest Period (if applicable) of such Class on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionally in each then outstanding Borrowing of Term Loans of the same Type and with the same Interest Period (if applicable) of the applicable Class.
(h)
Incremental Amendments. If any amendment to this Agreement is required to give effect to (A) any increase in the Aggregate Revolving Commitments or the borrowing of an Incremental Term Loan pursuant to this Section 2.01, (B) amendments to any provisions hereunder as set forth in the Incremental Joinder that would require the consent of the Required Lenders, (C) amendments to any provisions hereunder as set forth in the Incremental Joinder that would only affect the Term B-3 Facility or the Term B-4 Facility or (D) amendments that would apply equally to all tranches and Classes of Loans or Commitments as set forth in the Incremental Joinder, such amendment shall be effective if executed by the Loan Parties, each Lender providing an Incremental Term Loan Commitment or an increase to the Aggregate Revolving Commitments and the Applicable Administrative Agent (each such amendment is a

“Commitment Increase Amendment”) and each Lender hereby expressly authorizes the Applicable Administrative Agent to enter into such Commitment Increase Amendment or Incremental Joinder.
(i)
Limited Condition Acquisitions. Notwithstanding the foregoing provisions of Section 2.01(f), (g) or (h) or any other provision of any Loan Document:
(i)
If the proceeds of any Incremental Term Loans are intended to be applied to finance a Limited Condition Acquisition, (A) the requirements of clauses (ii) and (xi) of Section 2.01(f) above shall, at the election of the Company, be determined as of the date the definitive agreements for such Limited Condition Acquisition are entered into, (B) the representations and warranties required to be made pursuant to clause (iii) of Section 2.01(f) above shall, at the election of the Company, be limited to the Specified Representations and (C) to the extent that such Incremental Term Loans are to be incurred in reliance on clause (i)(y) of Section 2.01(f) above, the Consolidated Net Secured Leverage Ratio test specified therein shall, at the election of the Company, be determined as of the date the definitive agreements for such Limited Condition Acquisition are entered into.
(ii)
If the Company has made an election under clause (i)(C) of this Section 2.01(i) for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio with respect to the incurrence of Indebtedness or Liens, or the making of Restricted Payments, mergers, Dispositions, Investments, the prepayment, redemption, purchase, defeasance or other satisfaction of Subordinated Debt, or the designation of an Unrestricted Subsidiary on or following the relevant date of determination and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio shall be calculated on a Pro Forma Basis (i) assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.
(j)
Term B-6 Facility. The Company shall obtain up to $650,000,000.00 of Incremental Term Loans (the “Term B-6 Loans”) provided for in Section 2.01(f) on the Incremental B-6/B-7 Effective Date; provided that (i) such Incremental Term Loans shall be effected pursuant to the Incremental B-6/B-7 Amendment, which shall be recorded in the Register and the Lenders in respect of which shall be subject to the requirements set forth in Section 3.01(f), (ii) the Company shall make any payments required pursuant to Section 3.05 in connection with the Term B-6 Loans, (iii) the Term B-6 Loans shall be denominated in Dollars and (iv) the Incremental B-6/B-7 Effective Date shall have occurred or shall occur substantially contemporaneously with the effectiveness of such Incremental B-6/B-7 Amendment. Such Term B-6 Loans established pursuant to this clause (j) shall be effected by the Incremental B-6/B-7 Amendment, which amendment may, for the avoidance of doubt, contain conditions to the effectiveness thereof different from those set forth in Section 2.01(f), which conditions may be amended, modified or waived by the holders of such Term B-6 Loans and without the consent of any other Lender and shall not be subject to the conditions described in Section 2.01(f); provided further that, for the avoidance of doubt, the Term B-6 Loans shall only consist of Base Rate Loans or SOFR Loans.
(k)
Term B-7 Facility. The Designated Borrower 1 and Designated U.S. Co-Borrower shall obtain up to $880,000,000.00 of Incremental Term Loans (the “Term B-7 Loans”) provided for in Section 2.01(f) on the Incremental B-6/B-7 Effective Date; provided that (i) such Incremental Term Loans shall be effected pursuant to the Incremental B-6/B-7 Amendment, which shall be recorded in the Register and the Lenders in respect of which shall be subject to the requirements set forth in Section 3.01(f), (ii) the Designated Borrowers shall make any payments required pursuant to Section 3.05 in connection with the Term B-7 Loans, (iii) the Term B-7 Loans shall be denominated in Dollars and (iv) the Incremental B-6/B-7 Effective Date shall have occurred or shall occur substantially contemporaneously with the effectiveness of such Incremental B-6/B-7 Amendment. Such Term B-7 Loans established pursuant to this clause (k) shall be effected by the Incremental B-6/B-7 Amendment, which amendment may, for the avoidance of doubt, contain conditions to the effectiveness thereof different from those set forth in Section 2.01(f), which conditions may be amended, modified or waived by the holders of such Term B-7 Loans and without the consent of any other Lender and shall not be subject to the conditions described in Section 2.01(f); provided further that, for the avoidance of doubt, the Term B-7 Loans shall only consist of Base Rate Loans or SOFR Loans.
2.02
Borrowings, Conversions and Continuations of Loans.
(a)
Each Borrowing, each conversion of Loans under a given Facility from one Type to the other, and each continuation of Eurocurrency Rate Loans or SOFR Loans shall be made upon the Company’s irrevocable notice to the Applicable Administrative Agent, which may be given by telephone. Each such notice must be received by the Applicable Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, ~~Eurocurrency Rate Loans denominated in Dollars or~~ SOFR Loans or of any conversion of ~~Eurocurrency Rate Loans denominated in Dollars or~~ SOFR Loans to Base Rate Loans (or, in the case of any notice of any Borrowing of Term Loans to be incurred on the Restatement Effective Date not later than 9:00 a.m. on the requested date of such Borrowing), (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, (iii) five Business Days prior to the requested date of any Borrowing of SONIA Loans, and (iv) (A) one Business Day (or such later time as the Applicable Administrative Agent may agree to) prior to the requested date of any Borrowing of Base Rate Loans and (B) in the case of any Borrowing of Revolving Loans that constitute Base Rate Loans (other than a Borrowing of Revolving Loans on the Restatement Effective Date) in an aggregate outstanding principal amount not to exceed $20,000,000 (taken together with all other outstanding Borrowings of Revolving Loans extended on a same-day basis), on the requested date of such Borrowing of Base Rate Loans (or such later time as may be agreed by the Revolving Facility Administrative Agent). Each telephonic notice by the Company pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Applicable Administrative Agent of a written Loan Notice, appropriately completed and signed by a

Responsible Officer of the Company. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans, SONIA Loans or SOFR Loans shall be in a principal amount of $1,000,000 (or the Dollar Equivalent thereof, in the case of Alternative Currencies) or a whole multiple of $1,000,000 (or the Dollar Equivalent thereof, in the case of Alternative Currencies) in excess thereof. Except as provided in Section 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Company is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans or SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted and the applicable Facility and Class to which such Loans belong, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) in the case of any Revolving Loans, the currency of the Loans to be borrowed. If the Company fails to specify a currency in a Loan Notice requesting a Borrowing of any Revolving Loans, then the Loans so requested shall be made in Dollars. If the Company fails to specify a Type of a Loan in a Loan Notice or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, (i) in the case of Term Loans maintained as Base Rate Loans, Base Rate Loans (ii) in the case of Term Loans maintained as SOFR Loans and Revolving Loans denominated in Dollars, SOFR Loans with an Interest Period of one month, (iii) in the case of Revolving Loans denominated in Sterling, SONIA Loans or (iv) in the case of any other Loans, Eurocurrency Rate Loans with an Interest Period of one month. Any such automatic conversion to Base Rate Loans or continuation of Eurocurrency Rate Loans or SOFR Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans or SOFR Loans. If the Company requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans or SOFR Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.
(b)
Following receipt of a Loan Notice, the Applicable Administrative Agent shall promptly notify each Appropriate Lender of the amount (and, in the case of Revolving Loans, currency) of its Applicable Percentage under the applicable Facility of the applicable Loans, and, in the case of Revolving Loans, if no timely notice of a conversion or continuation is provided by the Company, the Revolving Facility Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to SOFR Loans or continuation of Loans denominated in a currency other than Dollars or Sterling, in each case as described in the preceding subsection. In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Applicable Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Applicable Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the Applicable Administrative Agent shall make all funds so received available to the Company or (in the case of the 2017 Refinancing Term B-2 Loans and the Term B-4 Loans) the applicable Designated Borrower, as directed by the Company in like funds as received by the Applicable Administrative Agent by wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Applicable Administrative Agent by the Company; provided, however, that if, on the date of a Borrowing by the Company of Revolving Loans denominated in Dollars, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings and second, shall be made available to the Company as provided above.
(c)
Except as otherwise provided herein, a Eurocurrency Rate Loan or a SOFR Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan or SOFR Loan, as applicable, unless the relevant Borrower pays the amount due under Section 3.05 in connection therewith. During the existence of an Event of Default, no Loans denominated in Dollars may be requested as, converted to or continued as ~~Eurocurrency Rate Loans or~~ SOFR Loans having Interest Periods greater than one month without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding ~~Eurocurrency Rate Loans denominated in Dollars or~~ SOFR Loans be converted immediately to Base Rate Loans.
(d)
The Applicable Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans or SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Applicable Administrative Agent shall notify the Company and the Lenders of any change in the Applicable Administrative Agent’s prime rate used in determining the Base Rate promptly following the announcement of such change.
(e)
After giving effect to all Borrowings, all conversions of Loans under a given Facility from one Type to the other, and all continuations of Loans under a given Facility as the same Type, there shall not be more than 10 Interest Periods in the aggregate at any time with respect to all Loans under all Facilities.
(f)
Each Lender may, at its option, make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that the exercise of such option shall not affect in any manner the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.
2.03
Letters of Credit.
(a)
The Letter of Credit Commitment.
(i)
Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Company or any of its Restricted Subsidiaries (provided that, to the extent that any such Subsidiary is not a Domestic Loan Party, such Letter of Credit shall be deemed an Investment in such Subsidiary and shall only be issued so long as it is permitted under Section 8.02), and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below; provided that no L/C Issuer shall be required to issue any Letters of Credit other than standby Letters of Credit and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Company or its Restricted Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (x) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Applicable Revolving Percentage multiplied by the Outstanding Amount of all L/C Obligations, shall not exceed such Revolving Lender’s Revolving Commitment, (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit and (z) the Outstanding Amount of the L/C Obligations of any L/C Issuer shall not exceed such L/C Issuer’s Applicable L/C Sublimit. Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii)
No L/C Issuer shall issue any Letter of Credit if:
(A)
subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or
(B)
the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders that have Revolving Commitments have approved such expiry date.
(iii)
No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
(A)
any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon such L/C

Issuer any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which such L/C Issuer in good faith deems material to it;
(B)
the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;
(C)
except as otherwise agreed by the Revolving Facility Administrative Agent and such L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000;
(D)
except as otherwise agreed by the Revolving Facility Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;
(E)
such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;
(F)
such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or
(G)
any Revolving Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its reasonable discretion) with the Company or such Revolving Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.
(iv)
[Reserved].
(v)
Each L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(vi)
Each L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agents in Article X with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agents” as used in Article X included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.

(b)
Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(i)
Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the Applicable L/C Issuer (with a copy to the Revolving Facility Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application must be received by the Applicable L/C Issuer and the Revolving Facility Administrative Agent not later than 11:00 a.m. at least three (3) Business Days (or such later date and time as the Revolving Facility Administrative Agent and the Applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the Applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the Applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the Applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Applicable L/C Issuer may reasonably require. Additionally, the Company shall furnish to the Applicable L/C Issuer and the Revolving Facility Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Applicable L/C Issuer or the Revolving Facility Administrative Agent may reasonably require.
(ii)
Promptly after receipt of any Letter of Credit Application, the Applicable L/C Issuer will confirm with the Revolving Facility Administrative Agent (by telephone or in writing) that the Revolving Facility Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the Applicable L/C Issuer will provide the Revolving Facility Administrative Agent with a copy thereof. Unless the Applicable L/C Issuer has received written notice from any Lender, the Revolving Facility Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not be satisfied, then, subject to the terms and conditions hereof, the Applicable L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company or the applicable Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with the Applicable L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Applicable L/C

Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Letter of Credit.
(iii)
If the Company so requests in any applicable Letter of Credit Application, the Applicable L/C Issuer shall issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Applicable L/C Issuer, the Company shall not be required to make a specific request to the Applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the Applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Applicable L/C Issuer shall not permit any such extension if (A) the Applicable L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date from the Revolving Facility Administrative Agent, any Revolving Lender or the Company that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each case directing the Applicable L/C Issuer not to permit such extension.
(iv)
Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Applicable L/C Issuer will also deliver to the Company and the Revolving Facility Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)
Drawings and Reimbursements; Funding of Participations.
(i)
Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the Applicable L/C Issuer shall notify the Company and the Revolving Facility Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Company shall reimburse the Applicable L/C Issuer in such Alternative Currency, unless (A) the Applicable L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Company shall have notified the Applicable L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse the Applicable L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the Applicable L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. If the Company is notified prior to 11:00 a.m. on the date of any payment by the Applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, then no later than 1:00 p.m. on such Business Day or the Applicable Time on the date of any payment by the Applicable L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (or if notified after such time, then no later than 11:00 a.m. on the next succeeding Business Day or the Applicable Time on the date of any payment by the Applicable L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency) (each such date, an “Honor Date”), the Company shall reimburse the Applicable L/C Issuer through the Revolving Facility Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Company fails to so reimburse the Applicable L/C Issuer by such time, the Revolving Facility Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Applicable Percentage thereof. In such event, the Company shall be deemed to have requested a Borrowing of Revolving Loans that are Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice) and provided that, after giving effect to such Borrowing, the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. Any notice given by the Applicable L/C Issuer or the Revolving Facility Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)
Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Revolving Facility Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the Applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar denominated payments in an amount equal to its Applicable Percentage multiplied by the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Revolving Facility Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan in the form of a Base Rate Loan to the Company in such amount. The Revolving Facility Administrative Agent shall remit the funds so received to the Applicable L/C Issuer in Dollars.
(iii)
With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Revolving Loans that are Base Rate Loans because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the Applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate applicable to Revolving Loans that are Base Rate Loans; provided that if such L/C Borrowing is not reimbursed by the Company when due in accordance with this clause (c), then

Section 2.08(b)(i) shall apply. In such event, each Revolving Lender’s payment to the Revolving Facility Administrative Agent for the account of the Applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)
Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the Applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Applicable Percentage of such amount shall be solely for the account of the Applicable L/C Issuer.
(v)
Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the Applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Applicable L/C Issuer, the Company or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 5.02 (other than delivery by the Company of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company to reimburse the Applicable L/C Issuer for the amount of any payment made by the Applicable L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)
If any Revolving Lender fails to make available to the Revolving Facility Administrative Agent for the account of the Applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the Applicable L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Revolving Facility Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Applicable L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Applicable L/C Issuer in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the Applicable L/C Issuer submitted to any Revolving Lender (through the Revolving Facility Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(d)
Repayment of Participations.

(i)
At any time after the Applicable L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Revolving Facility Administrative Agent receives for the account of the Applicable L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Revolving Facility Administrative Agent), the Revolving Facility Administrative Agent will distribute to such Revolving Lender its Applicable Percentage thereof in Dollars and in the same funds as those received by the Revolving Facility Administrative Agent.
(ii)
If any payment received by the Revolving Facility Administrative Agent for the account of the Applicable L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Applicable L/C Issuer in its discretion), each Revolving Lender shall pay to the Revolving Facility Administrative Agent for the account of the Applicable L/C Issuer its Applicable Percentage thereof on demand of the Revolving Facility Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)
Obligations Absolute. The obligation of the Company to reimburse the Applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)
any lack of validity or enforceability of such Letter of Credit, any provision of this Agreement or any other Loan Document;
(ii)
the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)
any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)
any payment by the Applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such

Letter of Credit; or any payment made by the Applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any payment arising in connection with any proceeding under any Debtor Relief Law;
(v)
any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any Subsidiary or in the relevant currency markets generally; or
(vi)
any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any Subsidiary.

The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s instructions or other irregularity, the Company will immediately notify the Applicable L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the Applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)
Role of L/C Issuer. Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the Applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Revolving Facility Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable to any Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment); or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Revolving Facility Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the Applicable L/C Issuer, and the Applicable L/C Issuer may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Applicable L/C Issuer’s willful misconduct or gross negligence (as determined by a court of competent jurisdiction in a final non-appealable judgment) or the Applicable L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Applicable L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Applicable L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
(g)
Applicability of ISP. Unless otherwise expressly agreed by the Applicable L/C Issuer and the Company when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit.
(h)
Letter of Credit Fees. The Company shall pay to the Revolving Facility Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate for Revolving Loans denominated in Dollars and maintained as SOFR Loans times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Applicable L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.15(a)(iv), with the balance of such fee, if any, payable to the Applicable L/C Issuer for its own account (except to the extent that the Company has provided Cash Collateral with respect to all or a portion of such Letter of Credit, in which case the balance of such fee (or the applicable portion thereof, as applicable) shall not be payable). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate for Revolving Loans denominated in Dollars and maintained as SOFR Loans during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate for Revolving Loans denominated in Dollars and maintained as SOFR Loans separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, upon the request of the Required Revolving Lenders, all Letter of Credit Fees shall accrue at the Default Rate.
(i)
Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Company shall pay directly to each L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued by such L/C Issuer, at the rate per annum of 0.125%, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit and on a quarterly basis in arrears. Such Letter of Credit fronting fee shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Company shall pay directly to each L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to Letters of Credit issued by such L/C Issuer as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(j)
Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k)
Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary, the Company shall be obligated to reimburse the Applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Company hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries.
(l)
Provisions Related to Additional Revolving Credit Facilities. If the Letter of Credit Expiration Date in respect of the Revolving Facility occurs prior to the expiry date of any Letter of Credit, then, at the Company’s option, (i) if one or more Classes of Extended Revolving Commitments and/or Refinancing Revolving Commitments in respect of which the expiration date applicable to Letters of Credit issued thereunder shall not have so occurred are then in effect, such Letters of Credit shall, to the extent such Letters of Credit could have been issued under such other Class or Classes of Extended Revolving Commitments and/or Refinancing Revolving Commitments (as applicable) in accordance with the terms of this Agreement at such time, automatically be deemed to have been issued (including for purposes of the obligations of the applicable Lenders to purchase participations therein and to make Loans and L/C Advances in respect thereof pursuant to Sections 2.03(c) and (d)) under (and ratably participated in by Lenders pursuant to) the Commitments in respect of such non‑terminating Class or Classes of Extended Revolving Commitments and/or Refinancing Revolving Commitments (as applicable) up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to the immediately preceding clause (i), the Company shall Cash Collateralize any such Letter of Credit in accordance with Section 2.14(a). Commencing with the Maturity Date of the Revolving Facility, the sublimit for Letters of Credit shall be agreed solely with each L/C Issuer.
2.04
[Reserved].
2.05
Prepayments.
(a)
Voluntary Prepayments of Loans.

(i)
Revolving Loans, Term Loans and Incremental Term Loans. Each Borrower may, upon notice from the Company to the Applicable Administrative Agent, at any time or from time to time voluntarily prepay Loans of a given Class in whole or in part without premium or penalty (except as provided in clause (E) below); provided that (A) such notice must be received by the Applicable Administrative Agent not later than 2:00 p.m. (1) three Business Days prior to any date of prepayment of ~~Eurocurrency Rate Loans denominated in Dollars or~~ SOFR Loans, (2) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies or SONIA Loans and (3) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurocurrency Rate Loans, SONIA Loans or SOFR Loans shall be in a principal amount of $1,000,000 (or the Dollar Equivalent thereof, in the case of Alternative Currencies) or a whole multiple of $1,000,000 (or the Dollar Equivalent thereof, in the case of Alternative Currencies) in excess thereof (or the entire principal amount thereof then outstanding); (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or the entire principal amount thereof then outstanding); (D) any such notice may be conditioned on the effectiveness of other financing arrangements or one or more other transactions; and (E) any voluntary prepayment of 2017 Refinancing Term B-1 Loans, 2017 Refinancing Term B-2 Loans, Term B-3 Loans, Term B-4 Loans, Term B-5 Loans, Term B-6 Loans and/or Term B-7 Loans shall be accompanied by an additional fee payment to the extent required pursuant to Section 2.09(b) or Section 2.09(d), as applicable. Each such notice shall specify the date and amount of such prepayment, the Facility under which such Loan was made (and the Class thereof) and the Type(s) and currencies of Loans to be prepaid and, if Eurocurrency Rate Loans or SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Applicable Administrative Agent will promptly notify each Lender receiving a prepayment of the Applicable Administrative Agent’s receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Company, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan, a SONIA Loan or a SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term Loans of a given Class pursuant to this Section 2.05(a) shall be applied as directed by the Company and, if no direction is given, to the principal repayment installments of such Class of Term Loans in direct order of maturity. Subject to Section 2.15, each prepayment of Loans shall be made to the Appropriate Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.
(ii)
[Reserved].
(b)
Mandatory Prepayments of Loans.
(i)
Revolving Commitments. If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments then in effect, the Company shall immediately prepay Revolving Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Company shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless after the prepayment in full of the Revolving Loans the Total Revolving Outstandings exceed the Aggregate Revolving Commitments then in effect.
(ii)
Alternative Currencies. If the Revolving Facility Administrative Agent notifies the Company at any time that the Outstanding Amount of all Revolving Loans denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within two Business Days after receipt of such notice, the Company shall prepay Revolving Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect.
(iii)
Excess Cash Flow. Within five Business Days after financial statements have been delivered pursuant to Section 7.01(a) and the related Compliance Certificate has been delivered pursuant to Section 7.02(b), the Borrowers shall prepay an aggregate principal amount of Term Loans equal to the excess (if any) of (A) 50% (as may be adjusted pursuant to the proviso below) of Excess Cash Flow for the fiscal year covered by such financial statements over (B) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.05(a)(i) or repurchased and cancelled pursuant to Section 11.06(i) (but limited to the purchase price applicable to such Term Loans rather than the par amount thereof) during the applicable Excess Cash Flow Period, other than to the extent that any such prepayment is funded with the proceeds of long-term Funded Debt (other than Revolving Loans, Extended Revolving Loans or Refinancing Revolving Loans) (such prepayments to be applied as set forth in clause (vii) below); provided, that such percentage shall be reduced to 25% or 0% if the Consolidated Net Secured Leverage Ratio as of the last day of the prior fiscal year was less than 4.50:1.00 (but greater than or equal to 3.75:1.00) or 3.75:1.00, respectively; provided that no prepayment under this Section 2.05(b)(iii) shall be required to the extent that the amount thereof would be less than $25,000,000.
(iv)
Dispositions. If the Parent or any of its Restricted Subsidiaries Disposes of any property under Sections 8.05(c), (e), (f) or (g) which results in the receipt by the Parent and its Restricted Subsidiaries of aggregate Net Cash Proceeds in excess of $25,000,000 in any fiscal year, the Borrowers shall prepay an aggregate principal amount of Term Loans equal to 100% of such Net Cash Proceeds within five (5) Business Days of receipt thereof by such Person (such prepayments to be applied as set forth in clause (vii) below); provided, that such percentage shall be reduced to 50% or 0% if the Consolidated Net Secured Leverage Ratio as of the last day of the prior fiscal year was less than 4.25:1.00 (but greater than or equal to 3.25:1.00) or 3.25:1.00, respectively; provided, further, that, with respect to any Net Cash Proceeds realized under a Disposition described in this Section 2.05(b)(iv), at the election of the Company (as notified by the Company to the Administrative Agent promptly after the date of the receipt of such Net Cash Proceeds), the Parent or any Restricted Subsidiary may reinvest all or any portion of such Net Cash Proceeds in operating assets within three hundred and sixty-five (365) days following receipt of such Net Cash Proceeds (or, if the Parent or the relevant Restricted Subsidiary, as applicable, has contractually committed within 365 days following receipt of such Net Cash Proceeds to reinvest such Net Cash Proceeds, 545 days following receipt of such Net Cash Proceeds); and provided further, however, that any Net Cash Proceeds not so reinvested shall be immediately applied to the prepayment of the Term Loans as set forth in this Section 2.05(b)(iv). Notwithstanding the foregoing, if at the time that any prepayment would be required under this Section 2.05(b)(iv), the Company is required to offer to repurchase Permitted First Priority Refinancing Debt or any Permitted Refinancing of any such Indebtedness (to the extent secured by Liens on all or a portion of the Collateral on a pari passu basis with the liens securing the Facilities (other than the 2017 Refinancing Term B-2 Loans, the Term B-4 Loans or any Refinancing Term Loans, Extended Term Loans or Replacement Term Loans incurred by any Designated Borrower with respect thereto)), in each case pursuant to the terms of the documentation governing such Indebtedness with the net proceeds of any such Disposition of, or with respect to, any property or assets constituting Collateral (such Permitted First Priority Refinancing Debt (and such Permitted Refinancing of any such Indebtedness) required to be offered to be so repurchased, “Other Applicable Indebtedness”), then the Borrowers may apply such net proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time; provided that the portion of such net proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(b)(iv) shall be reduced accordingly.
(v)
Indebtedness. Upon the incurrence or issuance by the Parent or any of its Restricted Subsidiaries of any Indebtedness (A) not expressly permitted to be incurred or issued pursuant to Section 8.03 or (B) that is intended to constitute Credit Agreement Refinancing Indebtedness with respect to any Class of Term Loans, the Borrowers shall prepay an aggregate principal amount of Term Loans (or in the case of Indebtedness constituting Credit Agreement Refinancing Indebtedness, the applicable Class of Term Loans) equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Parent or such Restricted Subsidiary (such prepayments to be applied as set forth in clause (vii) below).
(vi)
Extraordinary Receipt. Upon any Extraordinary Receipt received by or paid to or for the account of the Parent or any of its Restricted Subsidiaries, and not otherwise included in clauses (iv) or (v) of this Section 2.05(b), and which results in the receipt by the Parent and its Restricted Subsidiaries of aggregate Net Cash Proceeds in excess of $25,000,000 in any fiscal year, the Borrowers shall prepay an aggregate principal amount of Term Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Parent or such Restricted Subsidiary (such prepayments to be applied as set forth in clause (vii) below); provided, however, that with respect to any proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments, at the election of the Company (as notified by the Company to the Administrative Agent prior to or promptly after the date of receipt of such insurance proceeds, condemnation awards or indemnity payments), the Parent or any Restricted Subsidiary may apply such Net Cash Proceeds, within three hundred and sixty-five (365) days following receipt of such Net Cash Proceeds (or, if the Parent or the relevant Restricted Subsidiary, as applicable, has contractually committed within 365 days following receipt of such Net Cash Proceeds to apply such Net Cash Proceeds, 545 days following receipt of such Net Cash Proceeds), to replace or repair the equipment, fixed assets or real property in respect of which such cash proceeds were received or to reinvest in operating assets; and provided further, however, that any cash proceeds not so applied shall be immediately applied to the prepayment of the Term Loans as set forth in Section 2.05(b)(vii).
(vii)
Blue Prism Acquisition. If the net proceeds of the Term B-6 Loans and the Term B-7 Loans have not been deposited with Link Market Services Limited, in its capacity as transfer agent in respect of the Blue Prism Acquisition on or prior to March 31, 2022, the Borrowers shall prepay 100% of the outstanding principal amount of Term B-6 Loans and Term B-7 Loans on such day.
(viii)
Application to Term Loans. Except as otherwise provided in any Commitment Increase Amendment, Extension Amendment or Refinancing Amendment or as otherwise provided herein, each prepayment of Term Loans pursuant to clauses (iii), (iv), (v) and (vi) of this Section 2.05(b) shall be applied (1) to the outstanding Term Facilities as directed by the Company, (2) ratably to the Term Loans under each Term Facility and (3) to the principal repayment installments of the respective Class of Term Loans in direct order of maturity; provided that any Net Cash Proceeds of Credit Agreement Refinancing Indebtedness shall be applied to the applicable Class(es) of Term Loans as required under clause (v) of the first proviso appearing in the definition thereof.
(ix)
Limitation of Prepayment Obligations. Notwithstanding any other provisions of this Section 2.05(b), (i) to the extent that any or all of the Net Cash Proceeds of any Disposition by a Restricted Subsidiary that is a Foreign Subsidiary (each such Disposition, a “Foreign Disposition”), the Net Cash Proceeds of any Extraordinary Receipt incurred by a Restricted Subsidiary that is a Foreign Subsidiary (each such Extraordinary Receipt, a “Foreign Extraordinary Receipt”) or Excess Cash Flow attributable to Restricted Subsidiaries that are Foreign Subsidiaries are prohibited or delayed by applicable local law or applicable organizational documents of such Foreign Subsidiary from being repatriated to a Borrower to repay the Term Loans of such Borrower pursuant to Section 2.05(b)(iii), (iv) or (vi), as applicable, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay such Term Loans at the times provided in Section 2.05(b)(iii), (iv) or (vi) as applicable, but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law or applicable organizational documents of such Foreign Subsidiary will not permit repatriation to either Borrower (the Parent and the Borrowers hereby agreeing to use, and cause their Restricted Subsidiaries to use, all commercially reasonable efforts to overcome or eliminate any such restrictions on repatriation and/or minimize any such costs of prepayment and/or use the other cash and Cash Equivalents of Parent and its Restricted Subsidiaries that are not affected by such restrictions to make the relevant prepayment), and if within one year following the date on which the respective prepayment would otherwise have been required such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law or applicable organizational documents of such Foreign Subsidiary, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof and additional costs relating to such repatriation) to the repayment of such applicable Term Loans pursuant to this Section 2.05 or (ii) to the extent that the Parent has determined in good faith, after consultation with the Administrative Agent, that repatriation to a Borrower to repay the Term Loans of such Borrower pursuant to Section 2.05(b)(iii), (iv) or (vi), as applicable, of any of or all the Net Cash Proceeds of any Foreign Disposition, Net Cash Proceeds of any Foreign Extraordinary Receipt or Excess Cash Flow attributable to Restricted Subsidiaries that are Foreign Subsidiaries would have adverse tax consequences (including any reduction in tax attributes) with respect to such Net Cash Proceeds or Excess Cash Flow, such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay such Term Loans at the times provided in Section 2.05(b)(iii), (iv) or (vi), as applicable, but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable adverse tax consequences with respect to such Net Cash Proceeds or Excess Cash Flow remain (the Parent and the Borrowers hereby agreeing to use, and cause their Restricted Subsidiaries to use, all commercially reasonable efforts to overcome or eliminate any adverse tax consequences and/or use the other cash and Cash Equivalents of the Parent and its Restricted Subsidiaries that are not affected by such adverse tax consequences to make the relevant prepayment), and if within one year following the date on which the respective prepayment would otherwise have been required such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow would no longer have adverse tax consequences, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof and additional costs relating to such repatriation) to the repayment of such Term Loans pursuant to this Section 2.05.
2.06
Termination or Reduction of Commitments.
(a)
Optional.
(i)
The Company may, upon notice to the Revolving Facility Administrative Agent, terminate the Aggregate Revolving Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments to an amount not less than the Total Revolving Outstandings (after giving effect to any concurrent prepayment of Revolving Loans); provided that (A) any such notice shall be received by the Revolving Facility Administrative Agent not later than 2:00 p.m. three (3) Business Days prior to the date of termination or reduction, (B) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (C) if, after giving effect to any reduction of the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Alternative Currency Sublimit exceeds the amount of the Aggregate Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess and (D) any such notice may be conditioned on the effectiveness of other financing arrangements or one or more other transactions. The Revolving Facility Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments. Except as provided in clause (C) of the preceding sentence, the amount of any such Aggregate Revolving Commitment reduction shall not be applied to the Alternative Currency Sublimit or the Letter of Credit Sublimit unless otherwise specified by the Company. Any reduction of the Aggregate Revolving Commitments shall be applied to the Commitment of each Revolving Lender according to its Applicable Percentage. All fees accrued with respect thereto until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.
(b)
Mandatory.
(i)
The aggregate Term B-3 Commitments (and the Term B-3 Commitment of each Lender with such a Commitment) shall terminate in its entirety (to the extent not theretofore terminated) on the Restatement Effective Date (after giving effect to any incurrence of Term B-3 Loans on such date).
(ii)
The aggregate Term B-4 Commitments (and the Term B-4 Commitment of each Lender with such a Commitment) shall terminate in its entirety (to the extent not theretofore terminated) on the Restatement Effective Date (after giving effect to any incurrence of Term B-4 Loans on such date).
(iii)
The aggregate initial Term B-5 Commitments (and the Term B-5 Commitment of each Lender with such a Commitment) shall terminate in its entirety (to the extent not theretofore terminated) on the Incremental B-5 Effective Date (after giving effect to any incurrence of Term B-5 Loans on such date).
(iv)
The aggregate initial Intralinks Term B-5 Commitments (and the Intralinks Term B-5 Commitment of each Lender with such a Commitment) shall terminate in its entirety (to the extent not theretofore terminated) on the Intralinks Incremental B-5 Effective Date (after giving effect to any incurrence of Term B-5 Loans on such date).
(v)
The aggregate initial Term B-6 Commitments (and the Term B-6 Commitment of each Lender with such a Commitment) shall terminate in its entirety (to the extent not theretofore terminated) on the Incremental B-6/B-7 Effective Date (after giving effect to any incurrence of Term B-6 Loans on such date).
(vi)
The aggregate initial Term B-7 Commitments (and the Term B-7 Commitment of each Lender with such a Commitment) shall terminate in its entirety (to the extent not theretofore terminated) on the Incremental B-6/B-7 Effective Date (after giving effect to any incurrence of Term B-7 Loans on such date).
(c)
Notification of Commitment Reductions. The Revolving Facility Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit or the Aggregate Revolving Commitments under this Section 2.06.
2.07
Repayments of Loans.
(i)
2017 Refinancing Term B-1 Loans. The Company shall pay to each 2017 Refinancing Term B-1 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the First Amendment Effective Date (commencing with the fiscal quarter ending March 31, 2017) but prior to the Maturity Date, the principal amount of all 2017 Refinancing Term B-1 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of such 2017 Refinancing Term B-1 Loans on the First Amendment Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for 2017 Refinancing Term B-1 Loans, the principal amount of all 2017 Refinancing Term B-1 Loans in an amount equal to the aggregate principal amount of all 2017 Refinancing Term B-1 Loans outstanding on such date; provided that the amount of any such prepayment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans made to the Company to contemplate (A) the reduction in the aggregate principal amount of the 2017 Refinancing Term B-1 Loans that were converted in connection with the incurrence of such Extended Term Loans and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Commitment Increase Amendment involving an increase to the 2017 Refinancing Term B-1 Loans.
(ii)
2017 Refinancing Term B-2 Loans. The Designated Borrower 1 shall pay to each 2017 Refinancing Term B-2 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the First Amendment Effective Date (commencing with the fiscal quarter ending March 31, 2017) but prior to the Maturity Date, the principal amount of all 2017 Refinancing Term B-2 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of such 2017 Refinancing Term B-2 Loans on the First Amendment Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for 2017 Refinancing Term B-2 Loans, the principal amount of all 2017 Refinancing Term B-2 Loans in an amount equal to the aggregate principal amount of all 2017 Refinancing Term B-2 Loans outstanding on such date; provided that the amount of any such prepayment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans made to Designated Borrower 1 to contemplate (A) the reduction in the aggregate principal amount of the 2017 Refinancing Term B-2 Loans that were converted in connection with the incurrence of such Extended Term Loans and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Commitment Increase Amendment involving an increase to the 2017 Refinancing Term B-2 Loans.

(iii)
Term B-3 Loans. The Company shall pay to each Term B-3 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the Restatement Effective Date (commencing with the fiscal quarter ending September 30, 2018) but prior to the Maturity Date, the principal amount of all Term B-3 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of such Term B-3 Loans on the Restatement Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for Term B-3 Loans, the principal amount of all Term B-3 Loans in an amount equal to the aggregate principal amount of all Term B-3 Loans outstanding on such date; provided that the amount of any such prepayment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans made to the Company to contemplate (A) the reduction in the aggregate principal amount of the Term B-3 Loans that were converted in connection with the incurrence of such Extended Term Loans and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Commitment Increase Amendment involving an increase to the Term B-3 Loans.
(iv)
Term B-4 Loans. The Designated Borrower 1 and the Designated U.S. Co-Borrower shall pay to each Term B-4 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the Restatement Effective Date (commencing with the fiscal quarter ending September 30, 2018) but prior to the Maturity Date, the principal amount of all Term B-4 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of such Term B-4 Loans on the Restatement Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for Term B-4 Loans, the principal amount of all Term B-4 Loans in an amount equal to the aggregate principal amount of all Term B-4 Loans outstanding on such date; provided that the amount of any such prepayment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans made to the applicable Borrowers to contemplate (A) the reduction in the aggregate principal amount of the Term B-4 Loans that were converted in connection with the incurrence of such Extended Term Loans and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Commitment Increase Amendment involving an increase to the Term B-4 Loans.
(v)
Incremental Term Loans. The applicable Borrower shall repay the outstanding principal amount of each Incremental Term Loan in the installments on the dates and in the amounts set forth in the applicable Incremental Term Loan Agreement (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02.
(vi)
Extended Term Loans and Extended Revolving Loans. The applicable Borrower shall repay the outstanding principal amount of each Extended Term Loan in the installments (if applicable), on the dates and in the amounts set forth in the applicable Extension Amendment (as such installments, if applicable, may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02.

(vii)
Refinancing Term Loans and Refinancing Revolving Loans. The applicable Borrower shall repay the outstanding principal amount of each Refinancing Term Loan in the installments (if applicable), on the dates and in the amounts set forth in the applicable Refinancing Amendment (as such installments, if applicable, may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02.
(viii)
Revolving Loans. The Company shall repay to the Lenders (A) under the Revolving Facility on the Revolving Loan Maturity Date the aggregate principal amount of all Revolving Loans outstanding on such date, unless accelerated sooner pursuant to Section 9.02, and (B) holding Extended Revolving Commitments or Refinancing Revolving Commitments, as the case may be, on the Maturity Date with respect thereto, the aggregate principal amount of all Loans outstanding under such Commitments on such date, unless accelerated sooner pursuant to Section 9.02.
(ix)
Term B-5 Loans. The Company shall pay to each Term B-5 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the Intralinks Incremental B-5 Effective Date (commencing with the fiscal quarter ending December 31, 2018) but prior to the Maturity Date, the principal amount of all Term B-5 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of such Term B-5 Loans on the Intralinks Incremental B-5 Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for Term B-5 Loans, the principal amount of all Term B-5 Loans in an amount equal to the aggregate principal amount of all Term B-5 Loans outstanding on such date; provided that the amount of any such prepayment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans made to the Company to contemplate (A) the reduction in the aggregate principal amount of the Term B-5 Loans that were converted in connection with the incurrence of such Extended Term Loans and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Commitment Increase Amendment involving an increase to the Term B-5 Loans.
(x)
Term B-6 Loans. The Company shall pay to each Term B-6 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the Incremental B-6/B-7 Effective Date (commencing with the fiscal quarter ending September 30, 2022) but prior to the Maturity Date with respect to the Term B-6 Loans, the principal amount of all Term B-6 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of such Term B-6 Loans on the Incremental B-6/B-7 Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for Term B-6 Loans, the principal amount of all Term B-6 Loans in an amount equal to the aggregate principal amount of all Term B-6 Loans outstanding on such date; provided that the amount of any such prepayment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans made to the Company to contemplate (A) the reduction in the aggregate principal amount of the Term B-6 Loans that were converted in connection with the incurrence of such Extended Term Loans and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Commitment Increase Amendment involving an increase to the Term B-6 Loans.
(xi)
Term B-7 Loans. The Designated Borrowers shall pay to each Term B-7 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the Incremental B-6/B-7 Effective Date (commencing with the fiscal quarter ending September 30, 2022) but prior to the Maturity Date with respect to the Term B-7 Loans, the principal amount of all Term B-7 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of such Term B-7 Loans on the Incremental B-6/B-7 Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for Term B-7 Loans, the principal amount of all Term B-7 Loans in an amount equal to the aggregate principal amount of all Term B-7 Loans outstanding on such date; provided that the amount of any such prepayment set forth above shall be adjusted to account for the addition of any Extended Term Loans or Incremental Term Loans made to the Designated Borrowers to contemplate (A) the reduction in the aggregate principal amount of the Term B-7 Loans that were converted in connection with the incurrence of such Extended Term Loans and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Commitment Increase Amendment involving an increase to the Term B-7 Loans.
2.08
Interest.
(a)
Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan of a given Class shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Adjusted Eurocurrency Rate for such Interest Period plus the Applicable Rate, as applicable for Loans of such Class maintained as Eurocurrency Rate Loans; (ii) each SONIA Loan of a given Class shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of Adjusted Daily Simple SONIA plus the Applicable Rate, as applicable for Loans of such Class maintained as SONIA Loans; (iii) each SOFR Loan of a given Class shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of Adjusted Term SOFR for such Interest Period plus the Applicable Rate, as applicable for Loans of such Class maintained as SOFR Loans; and (iv) each Base Rate Loan of a given Class shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of the Base Rate plus the Applicable Rate for Base Rate Loans for such Class.
(b)
(i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(ii)
If any amount (other than principal of any Loan) payable by either Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders (unless an Event of Default exists under Section 9.01(f) or (g), in which case no such request shall be required), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iii)
Without duplication of clause (i), each Borrower upon the request of the Required Lenders, while any Event of Default exists, shall pay interest on the principal amount of all outstanding Obligations owed by such Borrower hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iv)
Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)
Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto, upon prepayment of the principal amount prepaid (other than prepayments of Base Rate Revolving Loans that are not made in connection with the termination or permanent reduction of the Revolving Commitment), and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(d)
If a tax deduction is required by Swiss law to be made by a Guarantor in respect of any interest payable by it under this Agreement in circumstances where Section 3.01(a) is unenforceable for any reason, the applicable interest rate in relation to that interest payment shall be (i) the interest rate which would have applied to that interest payment (as provided for in clause (a) above in the absence of this clause (d)) divided by (ii) 1 minus the rate at which the relevant tax deduction is required to be made (where the rate at which the relevant tax deduction is required to be made is for this purpose expressed as a fraction of 1 rather than as a percentage) and all references to a rate of interest in clause (a) above shall be construed accordingly.
2.09
Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.03:
(a)
Revolving Commitment Fee. The Company shall pay to the Revolving Facility Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage, a commitment fee equal to the product of (i) the Applicable Rate for commitment fees times (ii) the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (y) the Outstanding Amount of Revolving Loans and (z) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Restatement Effective Date, and on the last day of the Availability Period. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(b)
Repricing Transaction. At the time of the effectiveness of any Repricing Transaction that is consummated prior to the date that is six months after the First Repricing Amendment Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each Term Lender with outstanding Term B-3 Loans, Term B-4 Loans and/or Term B-5 Loans (including each Term Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 11.13), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of all Term B-3 Loans, Term B-4 Loans and/or Term B-5 Loans prepaid in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of all Term B-3 Loans, Term B-4 Loans and/or Term B-5 Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.
(c)
Fee Letter. The Company shall pay to the Arrangers, the Co-Managers, the Administrative Agents and the Lenders for their own respective accounts fees, in Dollars, in the amounts and at the times specified in the Fee Letter and the Revolving Administrative Agent Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.
(d)
Term B-6 and B-7 Repricing Transaction. At the time of the effectiveness of any Term B-6 and B-7 Repricing Transaction that is consummated prior to the six-month anniversary of the Incremental B-6/B-7 Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each Term Lender with outstanding Term B-6 Loans and/or Term B-7 Loans (including each Term Lender that withholds its consent to such Term B-6 and B-7 Repricing Transaction and is replaced as a Non-Consenting Lender under Section 11.13), a fee in an amount equal to 1.0% of (x) in the case of a Term B-6 and B-7 Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of all Term B-6 Loans and/or Term B-7 Loans prepaid in connection with such Term B-6 and B-7 Repricing Transaction and (y) in the case of a Term B-6 and B-7 Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of all Term B-6 Loans and/or Term B-7 Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Term B-6 and B-7 Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Term B-6 and B-7 Repricing Transaction.
2.10
Computation of Interest and Fees. All computations of interest for Base Rate Loans and SONIA Loans (including Base Rate Loans determined by reference to the Eurocurrency Rate or Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Applicable Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
2.11
Evidence of Debt.
(a)
The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Applicable Administrative Agent in the ordinary course of business. The accounts or records maintained by the Applicable Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of each Borrower hereunder to pay any amount owing by such Borrower with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Applicable Administrative Agent in respect of such matters, the accounts and records of the Applicable Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Applicable Administrative Agent, each Borrower shall execute and deliver to such Lender (through the Applicable Administrative Agent) one or more Notes, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Class, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.
(b)
In addition to the accounts and records referred to in subsection (a), each Lender and the Revolving Facility Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Revolving Facility Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Revolving Facility Administrative Agent shall control in the absence of manifest error.
2.12
Payments Generally; Administrative Agents’ Clawback.
(a)
General. All payments to be made by each Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by each Borrower hereunder shall be made to the Applicable Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by each Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Applicable Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Applicable Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Applicable Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, a Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Applicable Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Applicable Administrative Agent after (i) 2:00 p.m., in the case of payments in Dollars, or (ii) the Applicable Time specified by the Applicable Administrative Agent in the case of payments in an Alternative Currency, may, as determined by the Applicable Administrative Agent in its sole discretion, be deemed received on the next succeeding Business Day (except for purposes of determining whether an Event of Default has occurred) and any applicable interest or fee shall continue to accrue. Except as otherwise expressly provided herein, if any payment to be made by a Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.
(b)
(i) Funding by Lenders; Presumption by Administrative Agents. Unless the Applicable Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans, SONIA Loans or SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Applicable Administrative Agent such Lender’s share of such Borrowing, the Applicable Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Applicable Administrative Agent, then the applicable Lender and applicable Borrower severally agree to pay to the Applicable Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Applicable Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Applicable Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the applicable Borrower, the interest rate applicable to the other Loans included in such Borrowing. If the applicable Borrower and such Lender shall pay such interest to the Applicable Administrative Agent for the same or an overlapping period, the Applicable Administrative Agent shall promptly remit to the applicable Borrower the amount of such interest paid by the applicable Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Applicable Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the applicable Borrower shall be without prejudice to any claim the applicable Borrower may have against a Lender that shall have failed to make such payment to the Applicable Administrative Agent.

(ii)
Payments by the Borrowers; Presumptions by the Administrative Agents. Unless the Applicable Administrative Agent shall have received notice from the Company prior to the time at which any payment is due to the Applicable Administrative Agent for the account of the Lenders or the Applicable L/C Issuer hereunder that the applicable Borrower will not make such payment, the Applicable Administrative Agent may assume that the applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the Applicable L/C Issuer, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Appropriate Lenders or the Applicable L/C Issuer, as the case may be, severally agrees to repay to the Applicable Administrative Agent forthwith on demand the amount so distributed to such Lender or the Applicable L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Applicable Administrative Agent, at the Overnight Rate.

A notice of the Applicable Administrative Agent to any Lender or the Company with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)
Failure to Satisfy Conditions Precedent. If any Lender makes available to the Applicable Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Applicable Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Applicable Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)
Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).
(e)
Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(f)
Insufficient Funds. If at any time insufficient funds are received by and available to the Applicable Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.13
Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then the Lender receiving such greater proportion shall (a) notify the Applicable Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:
(i)
if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)
the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.14, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to any Loan Party or any Subsidiary thereof other than in accordance with Section 11.06(i) (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

Notwithstanding anything to the contrary contained in this Section 2.13 or elsewhere in this Agreement, the applicable Borrowers may extend the final maturity of Loans and/or

Commitments in connection with an Extension that is permitted under Section 2.18 without being obligated to effect such extensions on a pro rata basis among the Lenders (it being understood that no such extension (i) shall constitute a payment or prepayment of any Loans, for purposes of this Section 2.13 or (ii) shall reduce the amount of any scheduled amortization payment due under Section 2.07, except that the amount of any scheduled amortization payment due to a Lender of Extended Term Loans may be reduced to the extent provided pursuant to the express terms of the respective Extension Amendment) without giving rise to any violation of this Section 2.13 or any other provision of this Agreement. Furthermore, the applicable Borrower may take all actions contemplated by Section 2.18 in connection with any Extension (including modifying pricing, amortization and repayments or prepayments), and in each case such actions shall be permitted, and the differing payments contemplated therein shall be permitted without giving rise to any violation of this Section 2.13 or any other provision of this Agreement.

2.14
Cash Collateral.
(a)
Certain Credit Support Events. Upon the request of the Revolving Facility Administrative Agent or the Applicable L/C Issuer if, as of the Letter of Credit Expiration Date, any undrawn Letter of Credit remains outstanding, the Company shall, in each case (but subject to Section 2.03(l)), immediately Cash Collateralize the then Outstanding Amount of all undrawn Letters of Credit. At any time that there shall exist a Defaulting Lender, promptly, and in any event within three (3) Business Days, after receipt of written notice from the Revolving Facility Administrative Agent or the Applicable L/C Issuer, the Company shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender).
(b)
Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Revolving Facility Administrative Agent. The Company, and to the extent provided by any Lender, such Lender, shall grant to (and subject to the control of) the Revolving Facility Administrative Agent, for the benefit of the Revolving Facility Administrative Agent, each Applicable L/C Issuer and the Lenders, and shall maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Revolving Facility Administrative Agent determines that Cash Collateral is subject to any prior or pari passu right or claim of any Person other than the Revolving Facility Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Company or the relevant Defaulting Lender will, promptly upon demand by the Revolving Facility Administrative Agent, pay or provide to the Revolving Facility Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.
(c)
Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 9.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
(d)
Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vii))) or (ii) the Revolving Facility Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of an Event of Default (and following application as provided in this Section 2.14 may be otherwise applied in accordance with Section 9.03), and (y) the Person providing Cash Collateral and each Applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
2.15
Defaulting Lenders.
(a)
Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)
Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01.
(ii)
Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Revolving Facility Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise, and including any amounts made available to the Revolving Facility Administrative Agent by that Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as may be determined by the Revolving Facility Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Revolving Facility Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to any L/C Issuer hereunder; third, if so determined by the Revolving Facility Administrative Agent or requested by any Applicable L/C Issuer, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit issued by such Applicable L/C Issuer; fourth, as the Company may request (so long as no Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Revolving Facility Administrative Agent; fifth, if so determined by the Revolving Facility Administrative Agent and the Company, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders or any L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any L/C Issuer against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the applicable Borrower as a result of any judgment of a court of competent jurisdiction obtained by the applicable Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)
Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the applicable Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).
(iv)
Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.03, the “Applicable Percentage” of each Revolving Lender that is a non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of that Defaulting Lender; provided, that, the aggregate obligation of each Revolving Lender that is a non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that Revolving Lender that is a non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Revolving Loans of that Revolving Lender.
(b)
Defaulting Lender Cure. If the applicable Borrower, the Revolving Facility Administrative Agent and the L/C Issuers agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Revolving Facility Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Revolving Lender will, to the extent applicable, purchase that portion of outstanding Revolving Loans of the other Revolving

Lenders or take such other actions as the Revolving Facility Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Revolving Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon that Revolving Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while that Revolving Lender was a Defaulting Lender; and provided, further, that except to the extent set forth in Section 2.15(a)(v) or otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Revolving Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
2.16
Special Provisions Relating to a Re-Allocation Event.
(a)
On the date of the occurrence of a Re-Allocation Event, automatically (and without the taking of any action), (i) all then outstanding Revolving Loans denominated in an Alternative Currency and all Unreimbursed Amounts in respect of Letters of Credit issued for the account of the Company owed in an Alternative Currency, shall be automatically converted into Revolving Loans maintained in, and Unreimbursed Amounts owing by the Company in, Dollars (in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Loans or Unreimbursed Amounts on the date such Re-Allocation Event first occurred, which Revolving Loans or Unreimbursed Amounts (x) shall continue to be owed by the Company, (y) shall at all times thereafter be deemed to be Base Rate Loans and (z) shall be immediately due and payable on the date such Re-Allocation Event has occurred) and (ii) all principal, accrued and unpaid interest and other amounts owing with respect to such Revolving Loans and Unreimbursed Amounts shall be immediately due and payable in Dollars, taking the Dollar Equivalent of such principal amount, accrued and unpaid interest and other amounts. The occurrence of any conversion of Revolving Loans or Unreimbursed Amounts to Base Rate Loans as provided above in this Section 2.16(a) shall be deemed to constitute, for purposes of Section 2.05, a prepayment of Revolving Loans before the last day of any Interest Period relating thereto.
(b)
Upon and after the occurrence of a Re-Allocation Event, all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Revolving Loans denominated in an Alternative Currency (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such Re-Allocation Event) and Unreimbursed Amounts owing in an Alternative Currency shall be payable in Dollars (taking the Dollar Equivalents of all such amounts on the date of the occurrence of the respective Re-Allocation Event, with all calculations for periods after the Re-Allocation Event being made as if the respective such Revolving Loan or Unreimbursed Amount had originally been made in Dollars) and shall be distributed by the Revolving Facility Administrative Agent for the account of Appropriate Lenders which made such Revolving Loans or are participating therein.
2.17
Refinancing Amendments.

(a)
On one or more occasions after the Restatement Effective Date, the Company (or, to the extent permitted under clause (vi) to the first proviso appearing in the definition of “Credit Agreement Refinancing Indebtedness”, a Designated Borrower) may obtain, from any Lender or any Additional Refinancing Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans and the Loans (or unused Commitments) under the Revolving Facility then outstanding under this Agreement (which for purposes of this Section 2.17(a) will be deemed to include any then outstanding Refinancing Term Loans, Incremental Term Loans, Extended Term Loans, Replacement Term Loans, Refinancing Revolving Loans or Extended Revolving Loans), in the form of Refinancing Term Loans, Refinancing Term Commitments, Refinancing Revolving Commitments or Refinancing Revolving Loans pursuant to a Refinancing Amendment; provided that notwithstanding anything to the contrary in this Section 2.17 or otherwise, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Refinancing Revolving Commitments (and related outstandings), (B) repayments required upon the Maturity Date of the Revolving Facility (and related outstandings), the Refinancing Revolving Commitments of a given Refinancing Series (and related outstandings) or the Extended Revolving Commitments of a given Extension Series (and related outstandings), in each case having an earlier Maturity Date and (C) repayments made in connection with a permanent repayment and termination of commitments under the Revolving Facility, the Refinancing Revolving Commitments of a given Refinancing Series or the Extended Revolving Commitments of a given Extension Series, in each case having an earlier Maturity Date (subject to clause (3) below)) of Loans with respect to Refinancing Revolving Commitments of a given Refinancing Series after the date of obtaining such Refinancing Revolving Commitments shall be made on a pro rata basis with the Revolving Commitments and all other Classes of Extended Revolving Commitments and Refinancing Revolving Commitments then existing, (2) subject to the provisions of Section 2.03(l) to the extent dealing with Letters of Credit which mature or expire after a maturity date when there exist Extended Revolving Commitments of a given Extension Series and/or Refinancing Revolving Commitments of a given Refinancing Series with a longer Maturity Date, all Letters of Credit shall be participated on a pro rata basis by all Lenders with Revolving Commitments, Extended Revolving Commitments and Refinancing Revolving Commitments in accordance with their percentage of the Commitments under the applicable Classes (and except as provided in Section 2.03(l), without giving effect to changes thereto on an earlier Maturity Date with respect to Letters of Credit theretofore incurred or issued), (3) the permanent repayment of Loans under, and termination of, Refinancing Revolving Commitments of a given Refinancing Series after the date of obtaining such Refinancing Revolving Commitments shall be made on a pro rata basis with the Revolving Commitments and all other Classes of Extended Revolving Commitments and Refinancing Revolving Commitments then existing, except that the Company shall be permitted to permanently repay and terminate commitments of any such Class on a greater than a pro rata basis as compared to any other such Class with a later Maturity Date and (4) assignments and participations of Refinancing Revolving Commitments and Refinancing Revolving Loans shall be governed by the same assignment and participation provisions applicable to the Revolving Commitments (and related outstandings) and each other Class of Extended Revolving Commitments and Refinancing Revolving Commitments (and related outstandings). No Lender shall be obligated to provide any Credit Agreement Refinancing Indebtedness, unless it so agrees.

(b)
The effectiveness of any Refinancing Amendment shall be subject to the satisfaction (or waiver in accordance with the terms of such Refinancing Amendment) on the date thereof of each of the conditions set forth in Section 5.02 and, to the extent reasonably requested by the Applicable Administrative Agent, receipt by the Applicable Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Restatement Effective Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Applicable Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Applicable Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents.
(c)
Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.17(a) shall be in an aggregate principal amount that is (x) not less than $10,000,000 and (y) an integral multiple of $1,000,000 in excess thereof (subject to clause (ii) of the proviso to the definition thereof).
(d)
Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Refinancing Amendment, without the consent of any Lenders (other than those described in clause (c) of the definition of “Refinancing Amendment”), to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Applicable Administrative Agent and the Borrowers, to effect the provisions of this Section 2.17 (including, without limitation, such amendments as may be considered necessary or appropriate to integrate any new Class of Refinancing Revolving Commitments), and the Required Lenders hereby expressly authorize the Applicable Administrative Agent to enter into any such Refinancing Amendment.
(e)
This Section 2.17 shall supersede any provisions in Section 2.13 or 11.01 to the contrary.
2.18
Extension of Term Loans; Extension of Revolving Loans.
(a)
Extension of Term Loans. The applicable Borrowers may at any time and from time to time request that all or a portion of the Term Loans of a given Class (each, an “Existing Term Loan Tranche”) be amended to extend the scheduled Maturity Date(s) with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so amended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.18. In order to establish any Extended Term Loans, the applicable Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Tranche) (each, a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall (x) be identical as offered to each Lender under such Existing Term Loan Tranche (including as to the proposed interest rates and fees payable) and offered pro rata to each Lender under such Existing Term Loan Tranche and (y) (except as to interest rates, fees, amortization, final maturity date, “AHYDO” payments, optional prepayments and redemptions, mandatory repayments, premium, required prepayment dates and participation in prepayments, which shall be determined by the applicable Borrower and the Extending Term Lenders and set forth in the relevant Term Loan Extension Request), be substantially identical to, or (taken as a whole) no more favorable to the Extending Term Lenders than those applicable to the Existing Term Loan Tranche subject to such Term Loan Extension Request (except for covenants or other provisions applicable only to periods after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Term Loans)) (as reasonably determined by the applicable Borrower), including: (i) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Existing Term Loan Tranche, to the extent provided in the applicable Extension Amendment; provided, however, that at no time shall there be Classes of Term Loans hereunder (including Incremental Term Loans, Refinancing Term Loans, Replacement Term Loans and Extended Term Loans) which have more than five different Maturity Dates; (ii) the Effective Yield, pricing, optional prepayment and redemptions, mandatory repayments and “AHYDO” payments with respect to the Extended Term Loans (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different than the Effective Yield, pricing, optional prepayments and redemptions, mandatory repayments and “AHYDO” payments for the Term Loans of such Existing Term Loan Tranche, in each case, to the extent provided in the applicable Extension Amendment; (iii) the Extension Amendment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Term Loans); and (iv) Extended Term Loans may have call protection as may be agreed by the applicable Borrower and the Lenders thereof; provided that no Extended Term Loans (x) incurred by a Designated Borrower with respect to 2017 Refinancing Term B-2 Loans or Term B-4 Loans may be optionally or mandatorily prepaid prior to the date on which all such 2017 Refinancing Term B-2 Loans or Term B-4 Loans, and all other Extended Term Loans, Refinancing Term Loans and Replacement Term Loans incurred by a Designated Borrower, in each case with an earlier final stated maturity (including Term Loans under the Existing Term Loan Tranche from which they were amended) are repaid in full, unless such optional or mandatory prepayment is accompanied by a pro rata optional or mandatory prepayment of such other Classes of Term Loans and (y) not described in preceding clause (x) may be optionally or mandatorily prepaid prior to the date on which all such Term Loans with an earlier final stated maturity (including Term Loans under the Existing Term Loan Tranche from which they were amended) are repaid in full, unless such optional or mandatory prepayment is accompanied by a pro rata optional or mandatory prepayment of such other Classes of Term Loans; provided, further, that (A) no Event of Default shall have occurred and be continuing at the time a Term Loan Extension Request is delivered to Lenders, (B) in no event shall the final maturity date of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof be earlier than the Maturity Date of the applicable Existing Term Loan Tranche, (C) the Weighted Average Life to Maturity of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof shall be no shorter (other than by virtue of amortization or prepayment of such Indebtedness prior to the time of incurrence of such Extended Term Loans) than the remaining Weighted Average Life to Maturity of the applicable Existing Term Loan Tranche, (D) all documentation in respect of such Extension Amendment shall be consistent with the foregoing and (E) any Extended Term

Loans (x) incurred by a Designated Borrower with respect to Refinancing Term B-2 Loans or Term B-4 Loans may participate on a pro rata basis or less than a pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder with respect to any 2017 Refinancing Term B-2 Loans, Term B-4 Loans and any other Extended Term Loans, Refinancing Term Loans and Replacement Term Loans incurred by a Designated Borrower and (y) not described in preceding clause (x) may participate on a pro rata basis or less than a pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder with respect to any other Class of Term Loans, in each case as specified in the respective Term Loan Extension Request. Any Extended Term Loans amended pursuant to any Term Loan Extension Request shall be designated a series (each, a “Term Loan Extension Series”) of Extended Term Loans for all purposes of this Agreement; provided that any Extended Term Loans amended from an Existing Term Loan Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Term Loan Extension Series with respect to such Existing Term Loan Tranche (in which case scheduled amortization with respect thereto shall be proportionally increased). Each Term Loan Extension Series of Extended Term Loans incurred under this Section 2.18 shall be in an aggregate principal amount that is not less than $10,000,000 (or, if less, the entire principal amount of the Indebtedness being extended pursuant to this Section 2.18(a)).
(b)
Extension of Revolving Commitments. The Company may, at any time and from time to time, request that all or a portion of the Revolving Facility (each, an “Existing Revolver Tranche”) be amended to extend the Maturity Date with respect to all or a portion of any principal amount of the Commitments under the Revolving Facility (any such Commitments under the Revolving Facility which have been so amended, “Extended Revolving Commitments”) and to provide for other terms consistent with this Section 2.18. In order to establish any Extended Revolving Commitments, the Company shall provide a notice to the Revolving Facility Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Revolver Tranche) (each, a “Revolver Extension Request”) setting forth the proposed terms of the Extended Revolving Commitments to be established, which shall (x) be identical as offered to each Lender under such Existing Revolver Tranche (including as to the proposed interest rates and fees payable) and offered pro rata to each Lender under such Existing Revolver Tranche and (y) except as to interest rates, fees, optional redemption or prepayment terms, final maturity, and after the final maturity date, any other covenants and provisions (which shall be determined by the Company and the Extending Revolving Lenders and set forth in the relevant Revolver Extension Request), the Extended Revolving Commitment extended pursuant to a Revolver Extension Request, and the related outstandings, shall be a “Revolving Facility” (or related outstandings, as the case may be) with such other terms substantially identical to, or taken as a whole, no more favorable to the Extending Revolving Lenders, as those applicable to the Existing Revolver Tranche subject to such Revolver Extension Request (and related outstandings) (as reasonably determined by the Company), including: (i) the Effective Yield, pricing, optional prepayment or redemption terms, with respect to extensions of credit under the Extended Revolving Commitments (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different than the Effective Yield, pricing, optional redemption or prepayment terms, for extensions of credit under the Revolving Facility of such Existing Revolver Tranche, in each case, to the extent provided in the applicable Extension Amendment; (ii) the Extension

Amendment may provide for other covenants (as determined by the Company and Extending Revolving Lenders) and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Revolving Commitments); and (iii) (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Extended Revolving Commitments (and related outstandings), (B) repayments required upon the Maturity Date of the Revolving Facility (and related outstandings), the Refinancing Revolving Commitments of a given Refinancing Series (and related outstandings) or the Extended Revolving Commitments of a given Extension Series (and related outstandings), in each case having an earlier Maturity Date and (C) repayments made in connection with a permanent repayment and termination of commitments under the Revolving Facility, the Refinancing Revolving Commitments of a given Refinancing Series or the Extended Revolving Commitments of a given Extension Series, in each case having an earlier Maturity Date (subject to clause (3) below)) of Loans with respect to Extended Revolving Commitments of a given Extension Series after the date of obtaining such Extended Revolving Commitments shall be made on a pro rata basis with the Revolving Commitments and all other Classes of Extended Revolving Commitments and Refinancing Revolving Commitments then existing, (2) subject to the provisions of Section 2.03(l) to the extent dealing with Letters of Credit which mature or expire after a maturity date when there exist Extended Revolving Commitments of a given Extension Series and/or Refinancing Revolving Commitments of a given Refinancing Series with a longer Maturity Date, all Letters of Credit shall be participated on a pro rata basis by all Lenders with Revolving Commitments, Extended Revolving Commitments and Refinancing Revolving Commitments in accordance with their percentage of the Commitments under the applicable Classes (and except as provided in Section 2.03(l), without giving effect to changes thereto on an earlier Maturity Date with respect to Letters of Credit theretofore incurred or issued), (3) the permanent repayment of Loans under, and termination of, Extended Revolving Commitments of a given Extension Series after the date of obtaining such Extended Revolving Commitments shall be made on a pro rata basis with the Revolving Commitments and all other Classes of Extended Revolving Commitments and Refinancing Revolving Commitments then existing, except that the Company shall be permitted to permanently repay and terminate commitments of any such Class on a greater than a pro rata basis as compared to any other such Class with a later Maturity Date and (4) assignments and participations of Extended Revolving Commitments and Extended Revolving Loans shall be governed by the same assignment and participation provisions applicable to the Revolving Commitments (and related outstandings) and each other Class of Extended Revolving Commitments (and related outstandings) and Refinancing Revolving Commitments (and related outstandings); provided, further, that (A) no Event of Default shall have occurred and be continuing at the time a Revolver Extension Request is delivered to Lenders, (B) in no event shall the final maturity date of any Extended Revolving Commitments of a given Revolver Extension Series at the time of establishment thereof be earlier than the Maturity Date of the applicable Existing Revolver Tranche, (C) at no time shall there be Commitments under revolving credit facilities hereunder (including the Revolving Commitments, Extended Revolving Commitments of each Extension Series and Refinancing Revolving Commitments of each Refinancing Series) which have more than five different Maturity Dates and (D) all documentation in respect of such Extension Amendment shall be consistent with the foregoing. Any Extended Revolving Commitments amended pursuant to any Revolver Extension Request shall be designated a series (each, a “Revolver Extension

Series”) of Extended Revolving Commitments for all purposes of this Agreement; provided that any Extended Revolving Commitments amended from an Existing Revolver Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Revolver Extension Series with respect to such Existing Revolver Tranche. Each Revolver Extension Series of Extended Revolving Commitments incurred under this Section 2.18 shall be in an aggregate principal amount that is not less than $10,000,000 (or, if less, the entire principal amount of the Revolving Commitments being extended pursuant to this under Section 2.18(b)).
(c)
Extension Request. The applicable Borrower shall provide the applicable Extension Request at least five Business Days prior to the date on which Lenders under the Existing Term Loan Tranche or Existing Revolver Tranche, as applicable, are requested to respond (or such shorter period as agreed by the Applicable Administrative Agent), and shall agree to such procedures, if any, as may be established by, or acceptable to, the Applicable Administrative Agent and the applicable Borrower, in each case acting reasonably to accomplish the purposes of this Section 2.18. Subject to Section 11.13, no Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche amended into Extended Term Loans or any of its Revolving Commitments amended into Extended Revolving Commitments, as applicable, pursuant to any Extension Request. Any Lender holding a Loan under an Existing Term Loan Tranche (each, an “Extending Term Lender”) wishing to have all or a portion of its Term Loans under the Existing Term Loan Tranche subject to such Extension Request amended into Extended Term Loans and any Revolving Lender (each, an “Extending Revolving Lender”) wishing to have all or a portion of its Revolving Commitments under the Existing Revolver Tranche subject to such Extension Request amended into Extended Revolving Commitments, as applicable, shall notify the Applicable Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans under the Existing Term Loan Tranche or Revolving Commitments under the Existing Revolver Tranche, as applicable, which it has elected to request be amended into Extended Term Loans or Extended Revolving Commitments, as applicable (subject to any minimum denomination requirements imposed by the Applicable Administrative Agent). In the event that the aggregate principal amount of Term Loans under the Existing Term Loan Tranche or Revolving Commitments under the Existing Revolver Tranche, as applicable, in respect of which applicable Term Lenders or Revolving Lenders, as the case may be, shall have accepted the relevant Extension Request exceeds the amount of Extended Term Loans or Extended Revolving Commitments, as applicable, requested to be extended pursuant to the Extension Request, Term Loans or Revolving Commitments, as applicable, subject to Extension Elections shall be amended to Extended Term Loans or Revolving Commitments, as applicable, on a pro rata basis (subject to rounding by the Applicable Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Term Loans or Revolving Commitments, as applicable, included in each such Extension Election.
(d)
Extension Amendment. Extended Term Loans and Extended Revolving Commitments shall be established pursuant to an amendment (each, an “Extension Amendment”) to this Agreement among the Borrowers, the Applicable Administrative Agent and each Extending Term Lender or Extending Revolving Lender, as applicable, providing an Extended Term Loan or Extended Revolving Commitment, as applicable, thereunder, which shall be consistent with the provisions set forth in Section 2.18(a) or 2.18(b) above, respectively (but which shall not require the consent of any other Lender). The effectiveness of any Extension Amendment shall be subject to the satisfaction (or waiver in accordance with such Extension Amendment) on the date thereof of each of the conditions set forth in Section 5.02 and, to the extent reasonably requested by the Applicable Administrative Agent, receipt by the Applicable Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Restatement Effective Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Applicable Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Applicable Administrative Agent in order to ensure that the Extended Term Loans or Extended Revolving Commitments, as applicable, are provided with the benefit of the applicable Loan Documents. The Applicable Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Extended Term Loans or Extended Revolving Commitments (and related outstandings), as applicable, incurred pursuant thereto, (ii) modify the scheduled repayments set forth in Section 2.07 with respect to any Existing Term Loan Tranche subject to an Extension Election to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to the aggregate principal amount of the Extended Term Loans amended pursuant to the applicable Extension (with such amount to be applied ratably to reduce scheduled repayments of such Term Loans required pursuant to Section 2.07), (iii) modify the prepayments set forth in Section 2.05 to reflect the existence of the Extended Term Loans and the application of prepayments with respect thereto and (iv) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Applicable Administrative Agent and the Borrowers, to effect the provisions of this Section 2.18 (including, without limitation, such amendments as may be considered necessary or appropriate to integrate any new Class of Extended Revolving Commitments), and the Required Lenders hereby expressly authorize the Applicable Administrative Agent to enter into any such Extension Amendment.
(e)
No Prepayment. No conversion or extension of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.18 shall constitute a voluntary or mandatory prepayment or repayment for purposes of this Agreement. This Section 2.18 shall supersede any provisions in Section 2.13 or 11.01 to the contrary.
Article III

TAXES, YIELD PROTECTION AND ILLEGALITY
3.01
Taxes.
(a)
Payments Free of Taxes. Except as required by applicable law, any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, provided that if any Loan Party or any of the Administrative Agents shall be required by applicable law to deduct or withhold any Taxes from such payments, then (i) if such Taxes are Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.01) such Applicable Administrative Agent, any Lender or any L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions and withholdings been made, (ii) such Loan Party or such Applicable Administrative Agent, as applicable, shall make such deductions and withholdings and (iii) such Loan Party or such Applicable Administrative Agent, as applicable, shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.
(b)
Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Applicable Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)
Indemnification by the Loan Parties. The Loan Parties shall indemnify each of the Administrative Agents, each Lender and each L/C Issuer, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01(c)) paid by such Applicable Administrative Agent, such Lender or such L/C Issuer, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or a L/C Issuer (with a copy to the Applicable Administrative Agent), or by the Applicable Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error.
(d)
Indemnification by the Lenders. Each Lender and each L/C Issuer shall severally indemnify the Applicable Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that no Loan Party has already indemnified such Applicable Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Party to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender or L/C Issuer, in each case, that are payable or paid by such Applicable Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender or L/C Issuer by the Applicable Administrative Agent shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Applicable Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Applicable Administrative Agent to the Lender or L/C Issuer from any other source against any amount due to the Applicable Administrative Agent under this paragraph (d).

(e)
Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to subsection (a) or (b) above, the Company shall deliver to the Administrative Agents the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agents.
(f)
Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which a Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Company (with a copy to the Applicable Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Company or the Applicable Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Company or the Applicable Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Applicable Administrative Agent as will enable the Company or the Applicable Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States, (A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code and that makes a Credit Extension to such Borrower shall deliver to the Company or the Applicable Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Applicable Administrative Agent) executed copies of IRS Form W-9 or such other documentation or information prescribed by applicable laws or reasonably requested by the Company or the Applicable Administrative Agent as will enable the Company or the Applicable Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and (B) any Foreign Lender shall deliver to the Company and the Applicable Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Applicable Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i)
duly executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, claiming eligibility for benefits of an income tax treaty to which the United States is a party,
(ii)
duly executed copies of IRS Form W-8ECI,
(iii)
duly executed copies of IRS Form W-8IMY with all required supporting documentation,

(iv)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Internal Revenue Code and (y) duly completed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (it being understood that in the case of a Foreign Lender that is a foreign partnership for U.S. federal income tax purposes, such certificate may be provided by such Foreign Lender on behalf of its direct or indirect partners), or
(v)
duly executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Applicable Administrative Agent to determine the withholding or deduction required to be made.

In addition to the foregoing, if a payment made to a Lender under any Loan Document would be subject to withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Company and the Applicable Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Applicable Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Company or the Applicable Administrative Agent as may be necessary for the requesting party to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the Restatement Effective Date.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Applicable Administrative Agent in writing of its legal inability to do so.

Upon becoming Party to this Agreement as the Administrative Agent hereunder, Credit Suisse AG, Cayman Islands Branch shall deliver to the Company, on or prior to Restatement Effective Date, (i) two duly completed executed copies of IRS Form W-8ECI to establish that Credit Suisse AG, Cayman Islands Branch is not subject to withholding Taxes under the Code with respect to any amounts payable for the account of Credit Suisse AG under any of the Loan Documents and (ii) two duly completed executed copies of IRS Form W-8IMY certifying that it is a “U.S. branch” and that the payments it receives for the account of others under the Loan Documents are not effectively connected with the conduct of its trade or business in the United States and that such IRS Form W-8IMY evidences its agreement with the Domestic Borrowers to be treated as a “United States person” with respect to such payments such that the Domestic

Borrowers can make payments to such Administrative Agent under the Loan Documents without deduction or withholding of any United States federal income tax under Section 1441 of the Code.

Upon becoming Party to this Agreement as the Revolving Facility Administrative Agent hereunder, MSSF shall, if requested by the Company, deliver to the Company, on or prior to Revolving Facility Amendment Date, duly completed executed copies of IRS Form W-9 to establish that MSSF is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

(g)
Treatment of Certain Refunds. Unless required by applicable laws, at no time shall any of the Administrative Agents have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any of the Administrative Agents, any Lender or any L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the such Applicable Administrative Agent, such Lender or such L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of such Applicable Administrative Agent, such Lender or such L/C Issuer, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority, other than any penalties, interest or other charges attributable to gross negligence or willful misconduct on the part of such Applicable Administrative Agent, such Lender or such L/C Issuer as determined by a court of competent jurisdiction by final and nonappealable judgment) to such Applicable Administrative Agent, such Lender or such L/C Issuer in the event such Applicable Administrative Agent, such Lender or such L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require any of the Administrative Agents, any Lender or any L/C Issuer to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Company or any other Person.
3.02
Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate ~~(whether denominated in Dollars or an Alternative Currency)~~, Adjusted Daily Simple SONIA or Term SOFR, or to determine or charge interest rates based upon the Eurocurrency Rate, Adjusted Daily Simple SONIA or Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market for the applicable currency, then, on notice thereof by such Lender to the Company through the Applicable Administrative Agent, (i) any obligation of such Lender to make or continue affected Eurocurrency Rate Loans, SONIA Loans or SOFR Loans, as applicable, in the affected currency or currencies, or to convert Base Rate Loans to affected Eurocurrency Rate Loans or SOFR

Loans in the affected currency or currencies shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate or Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Applicable Administrative Agent without reference to the Eurocurrency Rate or Term SOFR component of the Base Rate, in each case until such Lender notifies the Applicable Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the applicable Borrower shall, upon demand from such Lender (with a copy to the Applicable Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all of such Lender’s Loans to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Applicable Administrative Agent without reference to the Eurocurrency Rate or Term SOFR component of the Base Rate), (A) in the case of Eurocurrency Rate Loans or SOFR Loans, either on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurocurrency Rate Loans or SOFR Loans to such day, or immediately, if all affected Lenders may not lawfully continue to maintain such Eurocurrency Rate Loans or SOFR Loans to such day or (B) in the case of SONIA Loans, immediately and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, Adjusted Daily Simple SONIA or Term SOFR, the Applicable Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate or Term SOFR component thereof until the Applicable Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate, Adjusted Daily Simple SONIA or Term SOFR. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted.
3.03
Inability to Determine Rates; Alternate Rate of Interest.
(a)
Other than with respect to SOFR Loans,
(i)
If the Required Lenders (or the Administrative Agent, in the case of clause (B) below) determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a SONIA Loan or a conversion to or continuation of a Eurocurrency Rate Loan that (A) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (B) adequate and reasonable means do not exist for determining the Eurocurrency Rate or Adjusted Daily Simple SONIA, as applicable, for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan ~~(whether denominated in Dollars or an Alternative Currency)~~ or in connection with an existing or proposed Base Rate Loan, or (C) the Eurocurrency Rate for any requested Interest Period with respect to an existing or proposed Eurocurrency Rate Loan or Adjusted Simple Daily SONIA with respect to an existing or proposed SONIA Loan or in connection with an existing or proposed Base Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate

Loans or SONIA Loans in the affected currency or currencies shall be suspended and (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice (which revocation the Administrative Agent agrees to give promptly upon receipt of such instruction). Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (which shall be calculated in accordance with clause (y) of the immediately preceding sentence, if applicable) in the amount specified therein to the extent available (or, in the case of a pending request for a Loan denominated in an Alternative Currency, the Company and the Lenders may establish a mutually acceptable alternative rate).
(ii)
If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) the circumstances set forth in clause (i) of this Section 3.03(a) have arisen and such circumstances are unlikely to be temporary or (B) the circumstances set forth in clause (i) of this Section 3.03(a) have not arisen but (w) the supervisor for the administrator of the Eurocurrency Rate or the SONIA Administrator has made a public statement that the administrator of the Eurocurrency Rate or the SONIA Administrator, as applicable, is insolvent (and there is no successor administrator that will continue publication of the Eurocurrency Rate or Adjusted Daily Simple SONIA, as applicable), (x) the administrator of the Eurocurrency Rate or the SONIA Administrator has made a public statement identifying a specific date after which the Eurocurrency Rate or Adjusted Daily Simple SONIA, as applicable, will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the Eurocurrency Rate or Adjusted Daily Simple SONIA, as applicable), (y) the supervisor for the administrator of the Eurocurrency Rate or the SONIA Administrator has made a public statement identifying a specific date after which the Eurocurrency Rate or Adjusted Daily Simple SONIA, as applicable, will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the Eurocurrency Rate, the SONIA Administrator or a Governmental Authority having jurisdiction over the Administrative Agents has made a public statement identifying a specific date after which the Eurocurrency Rate or Adjusted Daily Simple SONIA, as applicable, may no longer be used for determining interest rates for loans, then the Administrative Agents and the Borrowers shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate or Adjusted Daily Simple SONIA, as applicable, that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate). Notwithstanding anything to the contrary in Section 11.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agents shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 3.03(a)(ii), (x) any request for a Borrowing of, conversion to or continuation of, Eurocurrency Rate Loans or SONIA Loans shall be ineffective and (y) any request for Eurocurrency Rate Loans shall be made as a Base Rate Loans and any request for SONIA Loans shall be prepaid in full immediately. Notwithstanding anything contained herein to the contrary, if such alternate rate of interest as determined in this paragraph is determined to be less than 0% per annum, such rate shall be deemed to be 0% percent per annum for the purposes of this Agreement.
(b)
Solely in respect of any SOFR Loan, subject to Section 3.03(c), if, on or prior to the first day of any Interest Period for any SOFR Loan:
(i)
any of the Administrative Agents determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or
(ii)
the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to any of the Administrative Agents, such Applicable Administrative Agent will promptly so notify the Borrower and each Lender.

Upon notice thereof by any of the Administrative Agents to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until such Applicable Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.05. Subject to Section 3.03(c), if any of the Administrative Agents determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by such Applicable Administrative Agent without reference to clause (c) of the definition of “Base Rate” until such Applicable Administrative Agent revokes such determination.

(c)
Solely in respect of any SOFR Loan,

(i)
Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of any Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Applicable Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis
(ii)
In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Applicable Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(iii)
The Applicable Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Applicable Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by any of the Administrative Agents or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(c).
(iv)
Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Applicable Administrative Agent in its reasonable discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Applicable Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Applicable Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(v)
Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
3.04
Increased Costs.
(a)
Increased Costs Generally. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any L/C Issuer (except any reserve requirement reflected in the Eurocurrency Rate, Adjusted Daily Simple SONIA or Term SOFR, other than as set forth below);
(ii)
subject any Lender or any L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit, any Eurocurrency Rate Loan, SONIA Loan or any SOFR Loan made by it, or change the basis of taxation of payments to such Lender or such L/C Issuer in respect thereof (except for Indemnified Taxes and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or such L/C Issuer); or
(iii)
impose on any Lender or any L/C Issuer or the London interbank market, or other applicable market, any other condition, cost or expense affecting this Agreement, Eurocurrency Rate Loans, SONIA Loans or SOFR Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurocurrency Rate, Adjusted Daily Simple SONIA or Term SOFR, as applicable (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Company will pay (or cause the applicable Designated Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)
Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to liquidity and capital adequacy), then from time to time the Company will pay (or cause the applicable Designated Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.
(c)
Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error. The Company shall pay (or cause the applicable Designated Borrower to pay) such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)
Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that a Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)
Reserves on Eurodollar Rate Loans. The Company shall pay (or cause the applicable Designated Borrower to pay) to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurodollar funds or deposits (currently known as “Eurocurrency Liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the applicable Borrower shall have received at least 10 days’ prior notice (with a copy to the Applicable Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.
3.05
Compensation for Losses. Upon demand of any Lender (with a copy to the Applicable Administrative Agent) from time to time, the Company shall promptly compensate (or cause the applicable Designated Borrower to pay) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)
any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan or any SOFR Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)
any failure by a Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan or any SOFR Loan on the date or in the amount notified by the Company;
(c)
any failure by a Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment of any Loan or drawing under any Letter of Credit (or interest due thereon) in a different currency from such Loan or Letter of Credit drawing; or
(d)
any assignment of a Eurocurrency Rate Loan or a SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 11.13;

including foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract (but excluding anticipated profits). The Company shall also pay (or cause the applicable Designated Borrower to pay) any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Company (or the applicable Designated Borrower) to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan or SOFR Loan made by it at the Eurocurrency Rate or Term SOFR, as applicable, for such Loan by a matching deposit or other borrowing in the applicable market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan or SOFR Loan was in fact so funded.

3.06
Mitigation Obligations; Replacement of Lenders.
(a)
Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or a Borrower is required to pay any additional amount to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment.
(b)
Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Company may replace such Lender in accordance with Section 11.13.
3.07
Survival. All of the Loan Parties’ obligations under this Article III shall survive termination of the Aggregate Revolving Commitments and/or the Term Commitments, repayment of all other Obligations hereunder, and resignation of any of the Administrative Agents.
Article IV

GUARANTY
4.01
The Guaranty.
(a)
Each of the Domestic Guarantors hereby jointly and severally guarantees to each Lender, each L/C Issuer, each Lender and each Affiliate of a Lender that enters into a Secured Swap Contract or a Secured Treasury Management Agreement with a Loan Party, each other holder of the Obligations and each of the Administrative Agents as hereinafter provided, as Primary Obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Domestic Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Domestic Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
(b)
Each of the Foreign Guarantors hereby jointly and severally guarantees to each Lender, each Lender and each Affiliate of a Lender that enters into a Secured Swap Contract or a Secured Treasury Management Agreement with a Foreign Loan Party, each other holder of the Foreign Obligations and each of the Administrative Agents as hereinafter provided, as Primary Obligor and not as surety, the prompt payment of the Foreign Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Foreign Guarantors hereby further agree that if any of the Foreign Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Foreign Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Foreign Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
(c)
Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or other documents relating to the Obligations, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state Law.
4.02
Obligations Unconditional.
(a)
The obligations of the Domestic Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or other documents relating to the Obligations, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than payment in full of the Obligations, other than contingent indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made), it being the intent of this Section 4.02 that the obligations of the Domestic Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Domestic Guarantor agrees that such Domestic Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against a Borrower or any other Guarantor for amounts paid under this Article IV until such time as the Obligations have been paid in full and the Commitments have expired or terminated.
(b)
The obligations of the Foreign Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or other documents relating to the Foreign Obligations, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Foreign Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than payment in full of the Obligations, other than contingent indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made), it being the intent of this Section 4.02 that the obligations of the Foreign Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Foreign Guarantor agrees that such Foreign Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against a Borrower or any other Guarantor for amounts paid under this Article IV until such time as the Foreign Obligations have been paid in full and the Commitments have expired or terminated.
(c)
Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(i)
at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;
(ii)
any of the acts mentioned in any of the provisions of any of the Loan Documents or other documents relating to the Obligations shall be done or omitted;
(iii)
the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or other documents relating to the Obligations shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(iv)
any Lien granted to, or in favor of, the Administrative Agent or any other holder of the Obligations as security for any of the Obligations shall fail to attach or be perfected; or
(v)
any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).
(d)
With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any of the Administrative Agents or any other holder of the Obligations exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or other documents relating to the Obligations, or against any other Person under any other guarantee of, or security for, any of the Obligations.

4.03
Reinstatement.
(a)
The obligations of the Domestic Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings under any Debtor Relief Law or otherwise, and each Domestic Guarantor agrees that it will indemnify each of the Administrative Agents and each holder of the Obligations on demand for all reasonable costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by such Applicable Administrative Agent or such holder of the Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any proceedings under any Debtor Relief Law.
(b)
The obligations of the Foreign Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Foreign Obligations is rescinded or must be otherwise restored by any holder of any of the Foreign Obligations, whether as a result of any proceedings under any Debtor Relief Law or otherwise, and each Foreign Guarantor agrees that it will indemnify each of the Administrative Agents and each holder of the Foreign Obligations on demand for all reasonable costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by such Applicable Administrative Agent or such holder of the Foreign Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any proceedings under any Debtor Relief Law.
4.04
Certain Additional Waivers. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of rights of contribution pursuant to Section 4.06.
4.05
Remedies.
(a)
The Domestic Guarantors agree that, to the fullest extent permitted by law, as between the Domestic Guarantors, on the one hand, and each of the Administrative Agents and the other holders of the Obligations, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances so provided in said Section 9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Domestic Guarantors for purposes of Section 4.01. The Domestic Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral

Documents and that the holders of the Obligations may exercise their remedies thereunder in accordance with the terms thereof.
(b)
The Foreign Guarantors agree that, to the fullest extent permitted by law, as between the Foreign Guarantors, on the one hand, and each of the Administrative Agents and the other holders of the Foreign Obligations, on the other hand, the Foreign Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances so provided in said Section 9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Foreign Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Foreign Obligations being deemed to have become automatically due and payable), the Foreign Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Foreign Guarantors for purposes of Section 4.01. The Foreign Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the holders of the Foreign Obligations may exercise their remedies thereunder in accordance with the terms thereof.
4.06
Rights of Contribution.
(a)
The Domestic Guarantors agree among themselves that, in connection with payments made hereunder, each Domestic Guarantor shall have contribution rights against the other Domestic Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Domestic Guarantors under the Loan Documents and no Domestic Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated.
(b)
The Foreign Guarantors agree among themselves that, in connection with payments made hereunder, each Foreign Guarantor shall have contribution rights against the other Foreign Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Foreign Guarantors under the Loan Documents and no Foreign Guarantor shall exercise such rights of contribution until all Foreign Obligations have been paid in full and the Commitments have terminated.
4.07
Guarantee of Payment; Continuing Guarantee.
(a)
The guarantee given by the Domestic Guarantors in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.
(b)
The guarantee given by the Foreign Guarantors in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Foreign Obligations whenever arising.
4.08
Limitation on Guaranty by Luxembourg Guarantors. Notwithstanding any provisions to the contrary in this Agreement or any other Loan Document, the maximum liability of each Luxembourg Guarantor under this Agreement and the other Loan Documents with respect to its guaranty of the Foreign Obligations (but not with respect to any borrowings made directly by such Luxembourg Guarantor if it is a Borrower or any direct or indirect Subsidiary of such Luxembourg Guarantor) shall be limited at any time to the higher of: (i) an amount not exceeding the maximum financial capacity of such Luxembourg Guarantor, such maximum financial capacity being limited to 90% of the net assets of such Luxembourg Guarantor, where net assets means such Luxembourg Guarantor’s shareholders’ equity (including the share capital, share premium, legal and statutory reserves, other reserves, profits or losses carried forward, investment subsidies and regulated provisions) (Capitaux Propres) as calculated on the basis of such Luxembourg Guarantor’s most recent financial statements (Comptes Annuels), approved by such Luxembourg Guarantor’s managers’ or shareholders’ meeting in accordance with Luxembourg company laws, available at the Restatement Effective Date; and (ii) an amount not exceeding the maximum financial capacity of such Luxembourg Guarantor, such maximum financial capacity being limited to 90% of the net assets of such Luxembourg Guarantor, where net assets means such Luxembourg Guarantor’s shareholders’ equity (including the share capital, share premium, legal and statutory reserves, other reserves, profits or losses carried forward, investment subsidies and regulated provisions) (Capitaux Propres) as calculated on the basis of such Luxembourg Guarantor’s most recent financial statements (Comptes Annuels), approved by such Luxembourg Guarantor’s managers’ or shareholders’ meeting in accordance with Luxembourg company laws, available at the date of the relevant payment obligation hereunder.
4.09
Limitation on Guaranty. Notwithstanding any provisions to the contrary in this Agreement or any other Loan Document, the obligations and liabilities of any Foreign Guarantor under this Article IV shall be subject to the limitations (if any) set out in the Joinder Agreement applicable to such Foreign Guarantor.
4.10
Limitation on Guaranty by Swiss Guarantors. Notwithstanding any other provision of this Article IV, the guarantee, indemnity and other obligations of or any other Guarantor incorporated or established in Switzerland (each, a “Swiss Guarantor”) expressed to be made in this Article IV shall be limited as follows:
(a)
if and to the extent that: (i) a Swiss Guarantor becomes liable under the Loan Documents, including, without limitation, this Article IV, for obligations of its Affiliates (other than obligations of its direct or indirect wholly owned Subsidiaries) or otherwise obliged to grant economic benefits to its Affiliates (other than its direct or indirect wholly owned Subsidiaries), including, for the avoidance of doubt, the granting of any security by the Swiss Guarantor or any restrictions on the Swiss Guarantor's rights of set-off and/or subrogation or its duties to subordinate or waive claims; and (ii) complying with such obligations would constitute a re-payment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by such Swiss Guarantor or would otherwise be restricted under Swiss corporate law then applicable (“Restricted Obligations”), the aggregate liability of the Swiss Guarantor for Restricted Obligations shall be limited to the amount of unrestricted equity capital surplus (including the unrestricted portion of general and statutory reserves, other free reserves, retained earnings and current net profits) available for distribution as dividends to the quotaholders of the Swiss Guarantor at the time the Swiss Guarantor is required to perform under the Loan Documents; provided that this is a requirement under applicable Swiss law at that time and provided, further, that such limitation shall not discharge the Swiss Guarantor from its obligations in excess thereof, but merely postpone the performance date therefore until such times as performance is again permitted notwithstanding such limitation.
(b)
If so required under applicable law (including any applicable double tax treaty) at the time it is required to make a payment under this Agreement, each Swiss Guarantor:
(i)
shall procure that such payments can be made without deduction of Swiss withholding tax (Verrechnungssteuer), or with deduction of Swiss withholding tax at a reduced rate, by discharging the liability to such tax by notification pursuant to applicable law (including any applicable tax treaty) rather than payment of the tax;
(ii)
if the notification procedure pursuant to sub-clause (i) above does not apply, deduct the Swiss withholding tax at such rate (currently 35 per cent.) as is in force from time to time, or if the notification procedure pursuant to sub-clause (i) applies for a part of the Swiss withholding tax only, deduct the Swiss withholding tax at the reduced rate resulting after discharge of part of such tax by notification under applicable law, from any payment made under this Agreement, and remit, without delay, any such taxes deducted to the Swiss Federal Tax Administration; and
(iii)
shall notify and provide evidence to the Administrative Agent that the Swiss withholding tax has been paid to the Swiss Federal Tax Administration.

Each Swiss Guarantor and any parent company of a Swiss Guarantor that is a party to this Agreement shall, as soon as possible after the deduction of the Swiss withholding tax as contemplated in this clause (b), (x) ensure that any person which is, as a result of a payment under this Agreement, entitled to a full or partial refund of such Swiss withholding tax, is in a position to apply for such refund under any applicable law (including any applicable double tax treaty) and (y) in case it has received any refund of such Swiss withholding tax, pay such refund to the Administrative Agent promptly upon receipt thereof.

(c)
To the extent that any Swiss Guarantor is required to deduct from any payment a Swiss withholding tax pursuant to Section 4.10(b) above, and if the maximum amount of freely disposable shareholder equity of such Swiss Guarantor as contemplated by Section 4.10(a) above is not fully utilized, the Administrative Agent and the other holders of the applicable Obligations shall be entitled to enforce additional guarantees and security interests granted by such Swiss Guarantor until the enforcement proceeds equal an amount which (after making any deduction of Swiss withholding tax) would have resulted if no deduction of Swiss withholding tax had been required, provided that such enforcement amount (including any increased amount as provided under this clause (c)) shall in any event be limited to the maximum amount of freely disposable shareholder equity of such Swiss Guarantor as contemplated in Section 4.10(a) above.
(d)
In the case of Restricted Obligations, each Swiss Guarantor shall, and any parent company of a Swiss Guarantor that is a party to this Agreement shall procure that such Swiss Guarantor will, promptly implement all such measures and/or to promptly procure the fulfillment of all prerequisites to allow it to perform its obligations under this Article IV in a manner that minimizes any limitations contemplated by this Section 4.10, and to allow the

Administrative Agent (and the holders of the applicable Obligations) prompt use of the proceeds from the guarantees and security provided by each such Swiss Guarantor, including the following:
(i)
preparation of an up-to-date audited balance sheet of such Swiss Guarantor;
(ii)
confirmation of the auditors of such Swiss Guarantor as to the maximum amount of freely distributable profits of such Swiss Guarantor;
(iii)
conversion of restricted reserves of such Swiss Guarantor into profits and reserves freely available for the distribution as dividends (to the extent permitted by mandatory Swiss law);
(iv)
revaluation of hidden reserves of such Swiss Guarantor (to the extent permitted by mandatory Swiss law);
(v)
to the extent permitted by applicable law and Swiss accounting standards, write-up or realize any of any assets of such Swiss Guarantor that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of realization, however, only if such assets are not necessary for such Swiss Guarantor's business (nicht betriebsnotwendig);
(vi)
approval by a shareholders' meeting of such Swiss Guarantor of any (resulting) profit distribution; and
(vii)
all such other measures necessary or useful to allow such Swiss Guarantor to make the payments agreed hereunder in a manner that minimizes any limitations contemplated by this Section 4.10.
4.11
Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party (or Foreign Loan Party, in the case of a Qualified ECP Guarantor that is a Foreign Loan Party) to honor all of its obligations under this Guaranty in respect of Obligations (or Foreign Obligations, as applicable) consisting of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 4.11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 4.11, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 4.11 shall remain in full force and effect until the circumstances described in Section 11.20(b) shall have occurred. Each Qualified ECP Guarantor intends that this Section 4.11 constitute, and this Section 4.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party (or Foreign Loan Party, in the case of a Qualified ECP Guarantor that is a Foreign Loan Party) for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Article V

CONDITIONS PRECEDENT
5.01
[Reserved].
5.02
Conditions to Credit Extensions After the Restatement Effective Date. The obligation of each L/C Issuer and each Lender to honor any Request for Credit Extensions after the Restatement Effective Date is subject to the following conditions precedent:
(a)
The representations and warranties of each Loan Party contained in Article VI or any other Loan Document, shall be true and correct in all material respects (except when qualified by materiality or Material Adverse Effect, in which case they shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (except when qualified by materiality or Material Adverse Effect, in which case they shall be true and correct in all respects).
(b)
No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)
The Applicable Administrative Agent and, if applicable, the Applicable L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Credit Extension to be made on the Restatement Effective Date) submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a) and 5.02(b) have been satisfied on and as of the date of the applicable Credit Extension.

Article VI

REPRESENTATIONS AND WARRANTIES

The Loan Parties represent and warrant to the Administrative Agents, the L/C Issuers and the Lenders on the date of each Credit Extension made after the Restatement Effective Date and, with respect to Sections 6.01(a)(i), 6.02(a) and (b), 6.03(a), 6.04, 6.14(b) and (c), 6.18(a), 6.19, 6.21(c) and 6.22(b), on the Restatement Effective Date, that:

6.01
Existence.
(a)
Each Loan Party (i) is duly incorporated, organized, validly existing and in good standing (or, if applicable, the equivalent status in any foreign jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (ii) has the corporate or organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (iii) is duly qualified as a foreign corporation or limited liability company and in good standing under the

Laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except in the case of clauses (ii) and (iii) to the extent that such failure would not have a Material Adverse Effect.
(b)
Each Restricted Subsidiary that is not a Loan Party (other than any Immaterial Subsidiaries) (i) is duly organized, validly existing and in good standing (or, if applicable, the equivalent status in any foreign jurisdiction) under the Laws of the jurisdiction of its organization, (ii) has the corporate or organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (iii) is duly qualified as a foreign corporation or limited liability company and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except in the case of clauses (i) through (iii) to the extent that such failure would not have a Material Adverse Effect.
6.02
Corporate Power; Authorization.
(a)
Each Loan Party has the corporate or other power and authority to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrowers, to obtain Credit Extensions hereunder.
(b)
Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrowers, to authorize the Credit Extensions on the terms and conditions of this Agreement.
(c)
Except as could not reasonably be expected to have a Material Adverse Effect, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the Credit Extensions or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 6.02, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect or the failure to obtain which could not reasonably be expected to have a Material Adverse Effect and (ii) the filings to perfect the Liens created by the Collateral Documents.
6.03
No Contravention. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the Borrowings hereunder and the use of the proceeds thereof will not (a) violate the Organization Documents of any of the Loan Parties, (b) except as could not reasonably be expected to have a Material Adverse Effect, violate any Law or any Contractual Obligation of the Parent or any of its Restricted Subsidiaries (other than (x) for the Existing Target Senior Notes Waiting Period, the Existing Target Senior Notes; provided that the Existing Target Senior Notes Condition shall have been satisfied, and (y) if the Target Tranche C Senior Notes have not been issued prior to the Restatement Effective Date, for the Target Tranche C Senior Notes Waiting Period, the Target Tranche C Senior Notes and, for the period from the Restatement Effective Date through the date of issuance of the Target Tranche C Senior Notes, the Target’s obligation to issue the Target Tranche C Senior

Notes pursuant to the Existing 2017 Target Note Purchase Agreement; provided, that, in each case the Target Tranche C Senior Notes Condition shall have been satisfied) or (c) result in, or require, the creation or imposition of any Lien on any of the Parent’s or any of its Restricted Subsidiaries’ respective properties or revenues, in each case pursuant to any Law or any such Contractual Obligation (other than any Permitted Lien).
6.04
Binding Effect. Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms except as may be limited by applicable Debtor Relief Laws, concepts of reasonableness and general principles of equity.
6.05
Financial Statements; No Material Adverse Effect. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present, in all material respects, the consolidated financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Parent and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, in each case, to the extent required to be reflected thereon pursuant to GAAP.
(a)
The financial statements delivered pursuant to Sections 7.01(a) and (b) have been prepared in accordance with GAAP (except as may otherwise be permitted under Sections 7.01(a) and (b)) and present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Parent and its Subsidiaries as of the dates thereof and for the periods covered thereby.
(b)
Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
6.06
Litigation. Except as set forth on Schedule 6.06, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Responsible Officers of the Loan Parties, threatened against the Parent or any of its Restricted Subsidiaries or against any of their properties or revenues which, taken as a whole, (a) are material with respect to any of the Loan Documents or (b) could reasonably be expected to have a Material Adverse Effect.
6.07
No Default. No Default has occurred and is continuing.
6.08
Ownership of Property. Each Loan Party and each of its Restricted Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property (other than IP Rights), in each case, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, and none of such property is subject to any Lien except for Permitted Liens.

6.09
Environmental Compliance. Other than exceptions to any of the following that could not reasonably be expected to have a Material Adverse Effect: none of the Parent or any of its Restricted Subsidiaries (a) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law; or (b) has become subject to any Environmental Liability.
6.10
Insurance. The properties of the Loan Parties and their Restricted Subsidiaries are insured with financially sound and reputable insurance companies that are not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Restricted Subsidiary operates. The property and general liability insurance coverage of the Loan Parties as in effect on the Restatement Effective Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 6.10.
6.11
Taxes. Each Loan Party and its Restricted Subsidiaries (a) has filed or caused to be filed all federal, state, provincial and other Tax returns that are required to be filed and (b) has paid all Taxes shown to be due and payable on said returns and all Other Taxes imposed on it or any of its property by any Governmental Authority (other than the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which any reserves required in conformity with GAAP have been provided on the books of such Loan Party or such Restricted Subsidiary, as the case may be), except in each case under clauses (a) and (b) where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.12
ERISA Compliance.
(a)
Each Plan is in compliance in all respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state Laws, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Except where failure to do so could not reasonably be expected to have a Material Adverse Effect, each Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favorable determination or opinion letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, or an application for such a letter is currently being processed by the IRS or is not required to be obtained, and, to the knowledge of the Responsible Officers of the Loan Parties, nothing has occurred that would prevent or cause the loss of such tax-qualified status.
(b)
There are no pending or, to the knowledge of the Responsible Officers of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Responsible Officers of the Loan Parties, there has been no violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)
Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (i) no ERISA Event has occurred, and no Loan Party nor any Restricted Subsidiary reasonably expects to incur any liability under Title IV of ERISA; (ii) each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is 60% or higher and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) no Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that is reasonably likely to be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Plan that is subject to Title IV of ERISA has been terminated by the plan administrator thereof other than under Section 4041(b) of ERISA nor by the PBGC within the last five years, no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any active Plan, and to the knowledge of the Responsible Officers of the Loan Parties, no Multiemployer Plan has been terminated within the last five years and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any active Multiemployer Plan.
6.13
Subsidiaries. Set forth on Schedule 6.13 is a complete and accurate list as of the Restatement Effective Date of each Subsidiary, together with (i) jurisdiction of organization, and (ii) percentage of outstanding shares of each class owned (directly or indirectly) by the Parent or any Subsidiary, (iii) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights (other than stock options granted to officers, employees or directors and directors’ qualifying shares) with respect thereto, and (iv) if applicable, identification of any such Subsidiary as an Immaterial Subsidiary.
6.14
Use of Proceeds; Margin Regulations; Investment Company Act.
(a)
All proceeds of the Loans will be used for the purposes specified in Section 7.11.
(b)
No part of the proceeds of any Loans, and no other Credit Extensions, will be used for “buying” or “carrying” any “margin stock” (“Margin Stock”) within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect in violation of Regulation U.
(c)
No Loan Party is required to be registered as an “investment company”, as defined in the Investment Company Act of 1940.
6.15
Disclosure. The statements and information (excluding the projections and pro forma financial information referred to below) furnished to any of the Administrative Agents or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, when taken as a whole, did not contain, on the date on which such information or statement was so furnished, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Loan Parties to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.
6.16
Compliance with Laws.
(a)
Each Loan Party and its respective Restricted Subsidiaries is in compliance with all Laws except to the extent that any such failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
(b)
Any Loan Party incorporated in Luxembourg complies with the legal requirements of the Luxembourg law of 31 May 1999, as amended, regarding the domiciliation companies.
6.17
Intellectual Property. Each Loan Party and each Restricted Subsidiary owns, or has a valid license to use, all the trademarks, service marks, trade names, trade secrets, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) necessary for the conduct of its business as currently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, and each such IP Right is free and clear of all Liens, except for Permitted Liens. To each Loan Party’s knowledge, no holding, injunction, decision or judgment has been rendered by any Governmental Authority and no Loan Party nor any of its Restricted Subsidiaries has entered into any settlement stipulation or other agreement (except license agreements in the ordinary course of business) which would limit, cancel or question the validity of, or any Loan Party’s rights in, any IP Rights in any respect that would reasonably be expected to have a Material Adverse Effect. To each Loan Party’s knowledge, no claim has been asserted or threatened or is pending by any Person challenging or questioning the use by the Parent or its Restricted Subsidiaries of any IP Rights or the validity or effectiveness of any IP Rights, except as could not reasonably be expected to have a Material Adverse Effect. The use of IP Rights by the Loan Parties and their respective Restricted Subsidiaries does not infringe on the rights of any Person in a manner that would reasonably be expected to have a Material Adverse Effect. The Loan Parties and their respective Subsidiaries take all reasonable actions that in the exercise of their reasonable business judgment should be taken to protect their IP Rights, including IP Rights that are confidential in nature, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.17 is a complete and accurate list of all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of the Restatement Effective Date.

6.18
Solvency. On the Restatement Effective Date, (a) the Parent and its Subsidiaries are Solvent on a consolidated basis and (b) no Designated Borrower is subject to any proceeding under any Debtor Relief Laws.
6.19
Perfection of Security Interests in the Collateral. The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens, upon the recording, filing or completion of any other action required by the Collateral Documents, will be perfected security interests and Liens, prior to all other Liens other than Permitted Liens on such Collateral, except to the extent that perfection of such security interests and Liens are not required by the Loan Documents; provided that the making of this representation and warranty pursuant to the Second Amendment, and at any time during the 90-day period following the Restatement Effective Date, shall be subject to the proviso to Section 6(l) of the Second Amendment.
6.20
Business Locations; Taxpayer Identification Number. Set forth on Schedule 6.20(a) is a list of all real property with a value in excess of $40,000,000 located in the United States that is owned or leased by the Loan Parties as of the Restatement Effective Date. Set forth on Schedule 6.20(b) is a list of all locations in the United States where any tangible personal property of any Loan Party is located as of the Restatement Effective Date. Set forth on Schedule 6.20(c) is the chief executive office, tax payer identification number and organizational identification number of each Loan Party (in each case, to the extent such concepts or equivalent concepts are relevant in the applicable jurisdiction of incorporation or organization) as of the Restatement Effective Date. The exact legal name and state (or other applicable jurisdiction) of organization of each Loan Party is as set forth on the signature pages hereto. Except as set forth on Schedule 6.20(d), no Loan Party has during the five years preceding the Restatement Effective Date (i) changed its legal name, (ii) changed its state of formation, or (iii) been party to a merger, consolidation, amalgamation or other change in structure.
6.21
Sanctions.
(a)
To the extent applicable, the Loan Parties and their Subsidiaries are in compliance in all material respects with applicable Sanctions and applicable anti-money laundering laws.
(b)
No Loan Party, any Subsidiary or, to the knowledge of any Loan Party, any of their respective directors, officers or employees, or any agent of any Loan Party or Subsidiary that acts in any capacity in connection with the credit facility established hereby, is a Sanctioned Person.
(c)
No Borrower will directly or, to the knowledge of any Borrower, indirectly, use the proceeds of the Loans or Letters of Credit or lend, contribute, or otherwise make available such proceeds (i) for the purpose of funding, financing, or facilitating any activities, business, or transaction of or with any Sanctioned Person or in any Sanctioned Country, except to the extent licensed or otherwise authorized under U.S. law; or (ii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

6.22
Anti-Corruption Laws; FCPA.
(a)
To the extent applicable, each of the Loan Parties and their Subsidiaries, and to their knowledge, any party acting on behalf of the Loan Parties or their Subsidiaries, is in compliance in all material respects with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq. (the “FCPA”), and any other applicable anti-bribery laws.
(b)
No part of the proceeds of any Loan or any Letter of Credit will be used, directly or, to the knowledge of any Borrower, indirectly, for any payments to any Person, including any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to improperly obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any other applicable anti-bribery law.
6.23
COMI. With respect to each Loan Party subject to the European Insolvency Regulation, its centre of main interest (centre des intérêts principaux) (as that term is used in Article 3(1) of the European Insolvency Regulation) is situated in its jurisdiction of incorporation and, with respect to each Loan Party incorporated in Luxembourg, the office (administration centrale) and the place of effective management (siège de direction effective) are located at the place of their registered office (siège statutaire) in Luxembourg.

Solely with respect to the Revolving Facility, the representations and warranties given in this Clause shall only be made by and apply to any Luxembourg Loan Party to the extent that giving of and complying with such representations and warranties does not result in a violation of or conflict with or does not expose any Luxembourg Loan Party to any liability under the Council Regulation (EC) 2271/96 or any similar anti-boycott laws or regulations.

Article VII

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than Obligations for indemnification, expense reimbursement, tax gross-up or yield protection for which no claim has been made) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Loan Parties shall and shall cause each Restricted Subsidiary to (except that the obligations under Sections 7.01, 7.02 and 7.03 shall be obligations of the Parent only):

7.01
Financial Statements. Deliver to the Administrative Agents (for delivery to each Lender):
(a)
as soon as available but in any event within 90 days after the end of each fiscal year of the Parent, a copy of the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing; and

(b)
as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Parent, the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries as at the end of such quarter, the related unaudited consolidated statement of income for such quarter and the related unaudited consolidated statements of income and cash flows for the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer of the Company as being fairly stated in all material respects (subject to normal year-end audit adjustments and the lack of notes).

As to any information contained in materials furnished pursuant to Section 7.02(d), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Parent to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.

7.02
Certificates; Other Information. Deliver to the Administrative Agents (for delivery to each Lender or, in the case of Section 7.02(f), to the relevant Lender):
(a)
concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate of its independent certified public accountants (i) reporting on such financial statements and (ii) stating, to the extent not inconsistent with the policies of such independent certified public accountants, that in making the examination necessary therefor no knowledge was obtained of any Default under the financial covenants set forth herein or, if any such Default shall exist, stating the nature and status of such event;
(b)
(i) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and 7.01(b), (x) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Company (including (1) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) and (2) a reasonably detailed calculation of the Available Amount as of the last day of the last fiscal quarter covered by such Compliance Certificate), (y) supplements to Schedule 6.13, such that, as supplemented, such Schedule would be accurate and complete, in all material respects, as of such date and (z)(1) a summary of the pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements and (2) a list identifying each Subsidiary of the Company as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or confirming that there is no change in such information since the later of the Restatement Effective Date and the date of the last such list and (ii) concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Company setting forth the amount, if any, of Excess Cash Flow for the fiscal year then ended together with the calculation thereof in reasonable detail;
(c)
as soon as available, and in any event no later than sixty (60) days after the end of each fiscal year of the Parent, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Parent and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income);
(d)
promptly after the same are available, copies of each annual report, proxy or financial statement sent to the equityholders of any Loan Party;
(e)
promptly after any request by any of the Administrative Agents or any Lender, copies of any detailed audit reports submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any Restricted Subsidiary, or any audit of any of them;
(f)
promptly after the furnishing thereof, copies of any material written notices received by any Loan Party (other than in the ordinary course of business) or material statements or material reports furnished to any holder of debt securities (other than in connection with any board observer rights) of any Loan Party or of any of its Restricted Subsidiaries pursuant to the terms of any Permitted First Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt, Permitted Unsecured Refinancing Debt or Indebtedness incurred under Section 8.03(f), in each case, in a principal amount in excess of the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of Section 7.01, 7.02 or 7.03; and
(g)
promptly, such additional information regarding the business, financial or corporate affairs of the Parent or any Restricted Subsidiary as any of the Administrative Agents or any Lender (through the Applicable Administrative Agent) may from time to time reasonably request.

Documents required to be delivered pursuant to Section 7.01(a) or 7.01(b) or Section 7.02(d) or Section 7.02(f) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto, on the Company’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agents have access (whether a commercial, third‑party website or whether sponsored by any of the Administrative Agents); provided that: (i) the Company shall deliver paper copies of such documents to the Applicable Administrative Agent or any Lender upon its request to the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Applicable Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agents and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agents by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agents shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Company hereby acknowledges that (a) the Administrative Agents, the Arrangers and/or the Co-Managers will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Company hereunder (collectively, “Company Materials”) by posting the Company Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Company or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Company hereby agrees that so long as the Parent is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Company Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Company Materials “PUBLIC”, the Company shall be deemed to have authorized the Administrative Agents, the Arrangers, the Co-Managers, the L/C Issuers and the Lenders to treat such Company Materials as not containing any material non-public information with respect to the Company or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Company Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Company Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Side Information”; and (z) the Administrative Agents, the Arrangers and the Co-Managers shall be entitled to treat any Company Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not marked as “Public Side Information”. Notwithstanding the foregoing, the Company shall be under no obligation to mark any Company Materials “PUBLIC”.

7.03
Notices. Promptly upon a Responsible Officer of the Parent or the Company obtaining knowledge thereof, give notice to the Administrative Agents (who shall promptly notify each Lender) of:
(a)
the occurrence of any Default;
(b)
any litigation, investigation or proceeding (x) which may exist at any time between the Parent or any of its Restricted Subsidiaries and any other Person, that in either case, could reasonably be expected to have a Material Adverse Effect or (y) with respect to any Loan Document;
(c)
the following events, to the extent that, individually or in the aggregate, they could reasonably be expected to have a Material Adverse Effect, as soon as possible and in any event within 30 days after a Responsible Officer of the Parent or the Company knows thereof: (i) the occurrence of any Reportable Event with respect to any Pension Plan, a failure to make any required contribution to a Pension Plan, the creation of any Lien in favor of the PBGC or a Pension Plan or any withdrawal from, or the termination or insolvency of, any Multiemployer Plan, (ii) the institution of proceedings or the taking of any other action by the PBGC or the Parent or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination or insolvency of, any Pension Plan, and (iii) the occurrence of any similar events with respect to a Pension Plan that would reasonably be likely to result in a direct obligation of the Parent or any of its Restricted Subsidiaries to pay money;

(d)
any development or event that has had or could reasonably be expected to have a Material Adverse Effect;
(e)
the incurrence or issuance of any Indebtedness for which a mandatory prepayment is required pursuant to Section 2.05(b)(v); and
(f)
any announcement by Moody’s or S&P of any change in a rating of any Facility.

Each notice pursuant to this Section 7.03 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

7.04
Payment of Taxes. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material Taxes (other than Indebtedness), except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves required in conformity with GAAP with respect thereto have been provided on the books of the Parent or its Restricted Subsidiaries, as the case may be, or (b) to the extent that failure to pay or satisfy such obligations could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
7.05
Preservation of Existence, Etc. (a) Preserve, renew and keep in full force and effect its corporate or other existence and (b) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 8.04 and except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
7.06
Maintenance of Properties.
(a)
Keep all tangible property useful and necessary in its business in reasonably good working order and condition, ordinary wear and tear excepted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(b)
Take all reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material IP Rights, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
7.07
Maintenance of Insurance.
(a)
Maintain insurance with financially sound and reputable insurance companies insurance on all its material property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

(b)
Subject to Section 7.19(b), cause the Administrative Agent to be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing liability coverage or coverage in respect of any Collateral, and cause each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled.
7.08
Compliance with Laws. (a) Comply with the requirements of all Laws except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and (b) in the case of any Loan Party incorporated in Luxembourg, comply with the legal requirements of the Luxembourg law of 31 May 1999, as amended, regarding the domiciliation of companies.
7.09
Books and Records. Keep proper books of records and account in which full, true and correct entries in conformity with all Laws shall be made of all material dealings and transactions in relation to its business and activities and which permit the preparation of consolidated financial statements in accordance with GAAP or generally accepted accounting principles applicable in such Person’s jurisdiction of organization (as applicable).
7.10
Inspection Rights.
(a)
Permit any of the Administrative Agents and representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records upon reasonable notice and during normal business hours (provided that such visits shall be coordinated by the Administrative Agents, and in no event shall there be more than one such visit per year except during the continuance of an Event of Default).
(b)
Permit representatives of any of the Administrative Agents or any Lender to have reasonable discussions regarding the business, operations, properties and financial and other condition of the Parent and its Restricted Subsidiaries with officers and employees of the Parent and its Restricted Subsidiaries.
(c)
Permit representatives of any of the Administrative Agents to have reasonable discussions regarding the business, operations, properties and financial and other condition of the Parent and its Restricted Subsidiaries with its independent certified public accountants; provided that (i) any such discussions with the Parent’s independent certified public accountants at the Parent’s expense shall, except while an Event of Default has occurred and is continuing, be limited to one meeting per calendar year and (ii) a Responsible Officer shall be offered the opportunity to be present. The Company shall not be deemed to be in breach of this subsection (c) to the extent that such accountants refuse to have such discussions in spite of the Company’s instructions to such accountants to have such discussions.
7.11
Use of Proceeds. Use the proceeds of (a) the Term B-3 Loans and the Term B-4 Loans to finance (i) the Target Acquisition, (ii) the Refinancing, (iii) to the extent that the Existing Target Senior Notes have not been repaid on the Restatement Effective Date as part of the Refinancing, the Existing Target Senior Notes Escrow and (iv) fees and expenses incurred in connection with the Transaction; (b) the Term B-5 Loans to finance (i) the Eze Acquisition, (ii) fees and expenses incurred in connection with the Eze Transactions, (iii) the Intralinks Acquisition and (iv) fees and expenses incurred in connection with the Intralinks Transactions; and (c) the Term B-6 Loans and the Term B-7 Loans to finance (i) the Blue Prism Acquisition and (ii) fees and expenses incurred in connection with the Blue Prism Transactions; and (d) the Revolving Loans to finance working capital, capital expenditures and other lawful corporate purposes, including to make permitted Restricted Payments, Permitted Acquisitions and Investments permitted by Section 8.02, provided that no Loans under the Revolving Facility may be utilized to finance the Target Acquisition, the Refinancing or the Existing Target Senior Notes Escrow or to pay the fees and expenses incurred in connection with the Transaction, except that the Company may use the proceeds of Revolving Loans on the Restatement Effective Date to pay (x) upfront fees and original issue discount in connection with the Transaction and related indebtedness incurred in connection therewith and (y) fees and expenses incurred in connection with the Transaction, in each case as a result of the Arrangers’ exercise of the Flex Provisions. Notwithstanding the foregoing, the Borrowers shall ensure that no proceeds of any Loans are on-lent directly or indirectly to the Swiss Guarantor or a subsidiary of the Swiss Guarantor resident in Switzerland for Swiss tax purposes.

7.12
Additional Subsidiaries.
(a)
Within sixty (60) days (or such longer period as may be agreed by the Administrative Agent in its sole discretion) after (x) (i) the acquisition or formation of any Domestic Subsidiary by the Company (other than an Unrestricted Subsidiary), (ii) the acquisition or formation of any Subsidiary by Lux Intermediate Holdco (other than an Unrestricted Subsidiary) or (iii) the designation of any Person as a Co-Borrower, (y) any Restricted Subsidiary ceases to be an Immaterial Subsidiary or (z) any Restricted Subsidiary that is a non-Wholly Owned Subsidiary becomes a Wholly Owned Subsidiary:
(b)
in the case of any Restricted Subsidiary of the Company that is not an Immaterial Subsidiary, notify the Administrative Agent thereof in writing, together with the (A) jurisdiction of formation, (B) number of shares of each class of Equity Interests outstanding, (C) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Parent or any Restricted Subsidiary and (D) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; and
(c)
in the case of any Restricted Subsidiary of the Company that is not an Immaterial Subsidiary and is not a Restricted Subsidiary of Lux Intermediate Holdco, (A) if such Subsidiary is a Domestic Subsidiary (other than a Foreign Holdco) that is a Wholly Owned Subsidiary, cause such Person to become a Guarantor of all of the Obligations by executing and delivering to the Administrative Agent a Joinder Agreement or such other documents as the Administrative Agent shall deem appropriate for such purpose, (B) if the circumstances in clause (A) apply, upon the request of the Administrative Agent in its sole discretion, deliver to the Administrative Agent such Organization Documents, resolutions and favorable opinions of counsel with respect to such Guarantor, all in form, content and scope reasonably satisfactory to the Administrative Agent and (C) cause such Person to grant Liens in respect of its property and assets in the manner required under Section 7.14; and

(d)
in the case of any Restricted Subsidiary of Lux Intermediate Holdco that is not an Immaterial Subsidiary (and subject to the Guaranty and Security Principles), (A) if such Restricted Subsidiary is a Wholly Owned Subsidiary, cause such Person to become a Guarantor of the Foreign Obligations of the Designated Borrowers, (B) if the circumstances in clause (A) apply, upon the request of the Administrative Agent in its sole discretion, deliver to the Administrative Agent such Organization Documents, resolutions and favorable opinions of counsel with respect to such Guarantor, all in form, content and scope reasonably satisfactory to the Administrative Agent, and (C) cause such Person to grant Liens in respect of its property and assets in the manner required under Section 7.14.
(e)
Notwithstanding the foregoing, the requirements of this Section 7.12 shall not apply with respect to any Subsidiary the assets of which constitute “Excluded Property” pursuant to clause (g) of the definition of “Excluded Property”.
7.13
Further Assurances. From time to time, execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of renewing the rights of the Administrative Agent, the Lenders and the other holders of the Obligations with respect to the Collateral as to which the Administrative Agent has a perfected Lien pursuant hereto or thereto, including, without limitation, filing any financing or continuation statements or amendments to financing statements under the UCC (or any equivalent filings under other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.
7.14
Pledged Assets.
(a)
Equity Interests.
(i)
To secure the Direct U.S. Loan Party Obligations, cause, in the case of any Domestic Loan Party, to the maximum extent permitted by applicable Law, (A) 100% of the issued and outstanding Equity Interests of each Domestic Loan Party and Domestic Subsidiary (other than any Foreign Holdco) of such Domestic Loan Party and (B) 65% of the issued and outstanding Equity Interests and CPECs entitled to vote (and 100% of the non-voting Equity Interests) (x) of each First Tier Foreign Subsidiary of such Domestic Loan Party and (y) of each Foreign Holdco directly owned by such Domestic Loan Party, in each case to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent (for the benefit of each holder of the Direct U.S. Loan Party Obligations) pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries reasonably necessary in connection therewith to perfect the security interests therein (other than any actions required by the laws of any foreign jurisdiction), all in form and substance reasonably satisfactory to the Administrative Agent;
(ii)
Subject to the Guaranty and Security Principles, to secure the Foreign Obligations, to the maximum extent permitted by applicable Law, cause 100% of the issued and outstanding Equity Interests of each U.S. Subsidiary of the Parent and the other Loan Parties to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent (for the benefit of each holder of Foreign Obligations) pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries reasonably necessary in connection therewith to perfect the security interests therein (other than any actions required by the laws of any foreign jurisdiction), all in form and substance reasonably satisfactory to the Administrative Agent;
(iii)
Subject to the Guaranty and Security Principles, to secure the Foreign Obligations, to the maximum extent permitted by applicable Law, cause 100% of the issued and outstanding Equity Interests of each non-U.S. Subsidiary of the Parent and the other Loan Parties (other than any Immaterial Subsidiary) and the Designated U.S. Co-Borrower to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent (for the benefit of each holder of Foreign Obligations) pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries reasonably necessary in connection therewith to perfect the security interests therein (other than any actions required by the laws of any foreign jurisdiction), all in form and substance reasonably satisfactory to the Administrative Agent; and
(iv)
Notwithstanding anything to the contrary herein, no Target Foreign Subsidiary shall be required to provide a pledge of its Equity Interests until three months (or such longer period as the Administrative Agent, in its sole discretion, shall determine) after the Restatement Effective Date.
(b)
Other Property of Domestic Loan Parties. (i) Cause all property (other than Excluded Property) of each Domestic Loan Party to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent (for the benefit of each holder of the Obligations (including the Foreign Obligations)) to secure the Obligations (including the Foreign Obligations) pursuant to the terms and conditions of, and subject to the limitations set forth in, the Collateral Documents, subject in any case to Permitted Liens and (ii) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Administrative Agent. Notwithstanding anything herein, no Domestic Loan Party shall be required to enter into deposit account control agreements or securities account control agreements.
(c)
Other Property of Foreign Subsidiaries of Lux Intermediate Holdco. To the extent required under and in accordance with the terms of Section 7.12(c), and subject to the Guaranty and Security Principles, (i) cause all property (other than Excluded Property) of each non-U.S. Restricted Subsidiary of Lux Intermediate Holdco other than any Immaterial Subsidiary) to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent (for the benefit of each holder of Foreign Obligations) to secure the Foreign Obligations pursuant to the terms and conditions of, and subject to the limitations set forth in, the Collateral Documents, subject in any case to Permitted Liens and (ii) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Administrative Agent. Notwithstanding anything herein, no Foreign Loan Party shall be required to enter into deposit account control agreements or securities account control agreements.

(d)
Target Foreign Subsidiaries. Notwithstanding anything to the contrary herein, no Target Foreign Subsidiary shall be required to provide a grant of security interests in its assets until three months (or such longer period as the Administrative Agent, in its sole discretion, shall determine) after the Restatement Effective Date.
7.15
COMI. With respect to each Loan Party subject to the European Insolvency Regulation, not knowingly, without the prior written consent of the Administrative Agents, change its centre of main interest (as that term is used in Article 3(1) of the European Insolvency Regulation).
7.16
Ratings. Parent and the Company shall use commercially reasonable efforts to obtain and maintain (i) a public corporate family rating of the Company and a rating of each Facility, in each case from Moody’s, and (ii) a public corporate credit rating of the Company and a rating of each Facility, in each case from S&P (it being understood and agreed that “commercially reasonable efforts” shall in any event include the payment by the Company of customary rating agency fees and cooperation with information and data requests by Moody’s and S&P in connection with their ratings process).
7.17
Designation of Subsidiaries. The Company may at any time after the Restatement Effective Date designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that, (a) immediately before and after such designation, no Default shall have occurred and be continuing, (b) in the case of a designation of a Subsidiary as an Unrestricted Subsidiary, an Investment in the amount of the fair market value of such Subsidiary would be permitted at such time, (c) immediately before and after giving effect to any such designation, the Loan Parties shall be in compliance with the financial covenant set forth in Section 8.11 (irrespective of whether such covenant is otherwise applicable) on a Pro Forma Basis (and the Administrative Agents shall have received a Pro Forma Compliance Certificate demonstrating compliance with the foregoing), (d) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of any Permitted First Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt, Permitted Unsecured Refinancing Debt or any Indebtedness incurred under Section 8.03(f) and (e) following any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, such Unrestricted Subsidiary shall not be permitted to own or license from a third party any IP Rights that are material to the business of the Parent and the Restricted Subsidiaries. The re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Company in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value as determined in good faith by the Company at the date of such designation of the Company’s or its Subsidiary’s (as applicable) Investment in such Subsidiary; provided that in no event shall any such return on any Investment by the Company in an Unrestricted Subsidiary be duplicative of any return that increases the Available Amount pursuant to the definition thereof.
7.18
Margin Regulations. If, at any time, more than 25% of the assets of the Parent and the Restricted Subsidiaries that are subject to Section 8.01 or Section 8.05 consists of Margin Stock, the Parent shall notify the Administrative Agents thereof and shall, if requested by any Lender, provide such Lender with a purpose statement on Form U-1 or Form G-3, as appropriate.
7.19
Post-Closing Obligations.
(a)
[Reserved].
(b)
The Loan Parties shall deliver, or cause to be delivered, each of the items set forth Schedule 7.19 hereto on or prior to the dates set forth therein.
7.20
Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions. Comply in all material respects with the FCPA, any other applicable anti-bribery laws, applicable Sanctions, and applicable anti-money laundering laws.
Article VIII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than Obligations for indemnification, expense reimbursement, tax gross-up or yield protection for which no claim has been made) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, no Loan Party shall, nor shall it permit any Restricted Subsidiary to, directly or indirectly:

8.01
Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)
Liens pursuant to any Loan Document and Liens in favor of any L/C Issuer to cash collateral pledged under Section 2.14;
(b)
Liens existing on the Restatement Effective Date and, in the case of any such Lien securing an amount in excess of $500,000, listed on Schedule 8.01 and any renewals, refinancings or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 8.03(b) and (iii) any renewal, refinancing or extension of the obligations secured or benefited thereby is permitted by Section 8.03(b);
(c)
Liens (other than Liens imposed under ERISA) for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required by GAAP;
(d)
Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;
(e)
pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;
(f)
deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(g)
easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;
(h)
Liens securing judgments (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 9.01(h);
(i)
Liens securing Indebtedness permitted under Section 8.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition;
(j)
licenses, leases or subleases granted to others not interfering in any material respect with the business of the Parent or any of its Restricted Subsidiaries;
(k)
any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases not prohibited by this Agreement;
(l)
normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;
(m)
Liens of a collection bank arising under Section 4‑210 of the UCC on items in the course of collection;
(n)
Liens of sellers of goods to the Parent and its Restricted Subsidiaries arising under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;
(o)
receipt of progress payments and advances from customers in the ordinary course of business to the extent same creates a Lien on the related inventory and proceeds thereof;
(p)
Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods;

(q)
Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.02;
(r)
Liens solely on any cash earnest money deposits made in connection with an Investment permitted by Section 8.02;
(s)
Liens on assets of Foreign Subsidiaries securing Indebtedness of such Foreign Subsidiaries permitted by Section 8.03(g);
(t)
Liens existing on the property at the time of its acquisition or existing on the property of any Person at the time such Person became a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 7.18), provided that (i) such Liens do not extend to or cover any other assets (other than proceeds thereof) and such Liens were not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary and (ii) the aggregate amount of all obligations secured by such Liens does not exceed $125,000,000 at any time outstanding;
(u)
transfer restrictions, purchase options, calls or similar rights of third-party joint venture partners with respect to Equity Interests of joint venture entities;
(v)
other Liens securing obligations in an aggregate amount not to exceed the greater of $250,000,000 and 1.75% of Consolidated Total Assets as of the end of the most recently ended period of four fiscal quarters, outstanding at the time such obligations were incurred; and
(w)
Liens on all or a portion of the Collateral securing obligations in respect of Permitted First Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt, subject to the requirements of clause (viii) of the first proviso to the definition of Credit Agreement Refinancing Indebtedness.
8.02
Investments. Make any Investments, except:
(a)
Investments held by the Parent or such Restricted Subsidiary in the form of cash or Cash Equivalents;
(b)
Investments existing as of the Restatement Effective Date and, in the case of any such Investment in any Person other than the Parent and its Subsidiaries and that is in an amount in excess of $500,000, set forth in Schedule 8.02(b);
(c)
Permitted Intercompany Investments;
(d)
Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors or other disputes with customers or suppliers to the extent reasonably necessary in order to prevent or limit loss and Investments consisting of the prepayment of suppliers and service providers on customary terms in the ordinary course of business;

(e)
(i) Guarantees permitted by Section 8.03 and (ii) prior to the time that payment or performance in respect of such Guarantee is required, Guarantees of obligations that are not Indebtedness;
(f)
Permitted Acquisitions;
(g)
Investments in a Person at the time of a Permitted Acquisition of such Person (whether by way of merger, stock purchase, asset purchase or otherwise), provided that such Investments were not made in contemplation of such Acquisition;
(h)
advances or loans to directors, officers and employees that do not exceed $20,000,000 in the aggregate at any one time outstanding;
(i)
to the extent permitted by Section 8.05, non-cash consideration received in connection with Dispositions;
(j)
Investments arising under Swap Contracts permitted by Section 8.03;
(k)
any Investment in a Foreign Subsidiary to the extent such Investment is substantially contemporaneously repaid in full with a dividend or other distribution from such Foreign Subsidiary;
(l)
to the extent constituting Investments, pledges and deposits permitted by Sections 8.01(e) and 8.01(f);
(m)
to the extent constituting an Investment by such Person, the payment, prepayment, redemption or acquisition for value of Indebtedness of such Person permitted by Section 8.12(b);
(n)
Investments to the extent made with the cash proceeds of an issuance of Equity Interests by the Parent (other than any such proceeds included for purposes of determining the Available Amount or any proceeds from a Parent Equity Offering), so long as (i) such proceeds are maintained in a segregated account pending such Investment and (ii) such Investment is consummated within sixty (60) days of such issuance of Equity Interests;
(o)
so long as no Event of Default exists at the time of making such Investment or would result therefrom, Investments (other than Acquisitions) in an amount not to exceed the greater of $175,000,000 at any time outstanding, or, if greater at the time such Investment was made, 1.50% of Consolidated Total Assets as of the end of the most recently ended period of four fiscal quarters, in the aggregate at any time outstanding;
(p)
contributions by the Parent or any Restricted Subsidiary to any Foreign Subsidiary or Foreign Holdco of Equity Interests in any Foreign Subsidiary; provided that (i) in no circumstances may Equity Interests in a Designated Borrower be contributed to an Unrestricted Subsidiary and (ii) after giving effect to any such contribution with respect to a Designated Borrower, the Equity Interests in such Designated Borrower shall continue to be pledged as Collateral securing the Foreign Obligations;

(q)
Investments in Unrestricted Subsidiaries in an aggregate amount not to exceed $125,000,000;
(r)
the Merger;
(s)
so long as no Default exists at the time of making such Investment or would result therefrom, Investments in an amount not to exceed the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Investment; and
(t)
the Post-Closing Reorganization.
8.03
Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:
(a)
Indebtedness under the Loan Documents;
(b)
Indebtedness set forth in Schedule 8.03 (and renewals, refinancings, refundings and extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such renewal, refinancing, refunding or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such renewal, refinancing, refunding or extension and by an amount equal to any existing commitments unutilized thereunder, and (ii) the terms relating to principal amount, amortization, maturity, guarantees, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such renewing, refinancing, refunding or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders (as reasonably determined by the Company) than the terms of any agreement or instrument governing or evidencing the Indebtedness being renewed, refinanced, refunded or extended and the interest rate applicable to any such renewing, refinancing, refunding or extending Indebtedness does not exceed the then applicable market interest rate);
(c)
intercompany Indebtedness arising from loans and advances permitted under Section 8.02;
(d)
obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, revenue or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”;
(e)
purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof, provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount equal to the greater of $125,000,000 and 1.0% of Consolidated Total Assets as of the end of the most recently ended period of four fiscal quarters at any one time outstanding; and (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed and (iii) no such

Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;
(f)
unsecured Indebtedness; provided that (i) after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, the Consolidated Net Leverage Ratio would not be greater than 5.50 to 1.0 (for this purpose, determined without regard to the netting of any cash proceeds from the incurrence of such Indebtedness), and the Administrative Agents shall have received a Pro Forma Compliance Certificate demonstrating that the Loan Parties are in compliance with the requirements of this clause (i), (ii) no Default exists immediately prior and after giving effect thereto, (iii) the maturity date for any such Indebtedness shall not be earlier than 180 days after the Latest Maturity Date of any Term Loan, (iv) the Weighted Average Life to Maturity for any such Indebtedness shall not be shorter than the longest then-remaining Weighted Average Life to Maturity of any Term Loan and (v) the total of all such Indebtedness incurred by Subsidiaries other than Loan Parties shall not exceed an aggregate principal amount of $325,000,000 at any one time outstanding;
(g)
Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $100,000,000 at any one time outstanding;
(h)
to the extent constituting Indebtedness, indemnification and non-compete obligations or adjustments in respect of the purchase price (including earn-outs and other contingent deferred payments) in connection with any Permitted Acquisition;
(i)
to the extent constituting Indebtedness, customary indemnification obligations to purchasers and purchase price adjustments in connection with Dispositions permitted by Section 8.05;
(j)
Indebtedness in respect of workers’ compensation claims, property, casualty or liability insurance, take-or-pay obligations in supply arrangements, self-insurance obligations, performance, bid and surety bonds and completion guaranties, in each case in the ordinary course of business;
(k)
Indebtedness supported by a Letter of Credit, in a principal amount not in excess of the stated amount of such Letter of Credit;
(l)
Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn by the Parent or any Restricted Subsidiary in the ordinary course of business against insufficient funds, so long as such Indebtedness is promptly repaid;
(m)
Guarantees with respect to Indebtedness permitted under this Section 8.03; provided that any Guarantee by a Domestic Loan Party of Indebtedness of any Domestic Non-Loan Party or any Foreign Subsidiary and any Guarantee by a Foreign Loan Party of Indebtedness of any Foreign Non-Loan Party must, in each case, also be permitted by Section 8.02 (other than Section 8.02(e));
(n)
[Reserved];

(o)
(i) Permitted First Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt and Permitted Unsecured Refinancing Debt and (ii) Guarantees with respect to Indebtedness incurred under preceding clause (i), subject to the requirements of clause (vii) of the first proviso to the definition of Credit Agreement Refinancing Indebtedness;
(p)
other unsecured Indebtedness in an aggregate principal amount not to exceed the greater of (x) $375,000,000 and (y) 2.75% of Consolidated Total Assets as of the end of the most recently ended period of four fiscal quarters at any one time outstanding;
(q)
solely to the extent (A) the Company shall have delivered an irrevocable notice of prepayment for all outstanding Existing Target Senior Notes on the Restatement Effective Date and (B) the Company shall have deposited, on or prior to the Restatement Effective Date, an amount not to exceed the sum of the aggregate principal amount of the Existing Target Senior Notes plus any make whole amount required pursuant to the Existing Target Note Purchase Agreements plus any accrued and unpaid interest under the Existing Target Senior Notes, into an escrow account to be held by an escrow agent acceptable to the Administrative Agent and subject to escrow arrangements reasonably satisfactory to the Administrative Agent, which escrowed proceeds shall only be released from escrow to repay the Existing Target Senior Notes (it being understood that such repayment shall occur no later than the end of the Existing Target Senior Notes Waiting Period) (the “Existing Target Senior Notes Escrow”) (the conditions under clauses (A) and (B) hereunder, collectively, the “Existing Target Senior Notes Condition”) and for the period of the Existing Target Senior Notes Waiting Period, the Existing Target Senior Notes;
(r)
solely to the extent (A) the Target Tranche C Senior Note have not been issued prior to the Restatement Effective Date, (B) the Company shall have delivered an irrevocable notice of prepayment of the Target Tranche C Senior Notes on the date of issuance thereof and (C) the Company shall have deposited, on or prior to such date of issuance, an amount not to exceed the sum of the aggregate principal amount of the Target Tranche C Senior Notes upon issuance thereof plus any make whole amount required pursuant to the Existing 2017 Target Note Purchase Agreement plus any accrued and unpaid interest under the Target Tranche C Senior Notes into an escrow account to be held by an escrow agent acceptable to the Administrative Agent and subject to escrow arrangements reasonably satisfactory to the Administrative Agent, which escrowed proceeds shall only be released from escrow to repay the Target Tranche C Senior Notes (it being understood that such repayment shall occur no later than the end of the Target Tranche C Senior Notes Waiting Period) (the conditions under clauses (A), (B) and (C) hereunder, collectively, the “Target Tranche C Senior Notes Condition”) and for the period of the Target Tranche C Senior Notes Waiting Period, the Target Tranche C Senior Notes;
(s)
(i) Indebtedness in respect of the 2018 Senior Notes, if any, and/or the Bridge Facility, if any, taken together in an aggregate principal amount not to exceed $750,000,000, and (ii) any Permitted Refinancing with respect thereto; and
(t)
solely to the extent the Company shall have deposited, on or prior to the Restatement Effective Date, an amount not to exceed the sum of (i) the aggregate principal amount of the Existing Senior Notes plus (ii) any make whole amount required pursuant to the Existing Senior Notes Indenture plus (iii) any accrued and unpaid interest under the Existing Senior Notes, with the Existing Senior Notes Trustee (it being understood that such repayment shall occur no later than April 6, 2018) (the conditions under this paragraph, the “Existing Senior Notes Condition”), for the period from the Restatement Effective Date to April 6, 2018, the Existing Senior Notes.
8.04
Fundamental Changes. Merge, dissolve, liquidate, consolidate or amalgamate with or into another Person, except that, (a) the Parent may merge or consolidate with any of its Restricted Subsidiaries (other than either Borrower) provided that the Parent is the continuing or surviving corporation, (b) the Company may merge or consolidate with any of its Restricted Subsidiaries (other than the Designated Borrowers) provided that the Company is the continuing or surviving corporation, (c) the Merger and the Post-Closing Reorganization may each be consummated, (d) any Designated Borrower may merge or consolidate with any of its Restricted Subsidiaries (other than another Designated Borrower) provided that such Designated Borrower is the continuing or surviving corporation, (e) any Domestic Subsidiary of the Company may merge or consolidate with any other Domestic Subsidiary of the Company provided that if a Domestic Guarantor is a party to such transaction, the continuing or surviving Person is (or shall, simultaneously upon consummation of such transaction, become) a Domestic Guarantor, (f) any Foreign Subsidiary (other than a Designated Borrower) of the Company may merge or consolidate with any other Foreign Subsidiary (other than a Designated Borrower) of the Company provided that if a Foreign Guarantor is a party to such transaction, the continuing or surviving Person is (or shall, simultaneously upon consummation of such transaction, become) a Foreign Guarantor, (g) the Parent or any Restricted Subsidiary may merge with any other Person in connection with a Permitted Acquisition, provided that (i) if the Parent is a party to such transaction, the Parent is the continuing or surviving corporation, (ii) if the Company is a party to such transaction, the Company is the continuing or surviving corporation, (iii) if a Designated Borrower is a party to such transaction, such Designated Borrower is the continuing or surviving corporation and (iv) if any other Loan Party is a party to such transaction, the continuing or surviving Person is (or, if not already a Loan Party, shall, substantially concurrently with the consummation of such transaction, become) a Loan Party, (h) any Restricted Subsidiary (other than a Borrower) may dissolve, liquidate or wind up its affairs at any time, provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect, (i) any Restricted Subsidiary (other than a Borrower) may merge or consolidate with or into another Person, or dissolve or liquidate, in each case, solely for the purpose of effecting a Disposition expressly permitted pursuant to Section 8.05 and (j) any Restricted Subsidiary may merge or consolidate with any other Person in order to effectuate an Investment expressly permitted pursuant to Section 8.02 provided that (i) if such Restricted Subsidiary is (x) a Domestic Loan Party, the continuing or surviving Person is or shall become a Domestic Loan Party (and if such Subsidiary is the Company, the Company shall be the continuing or surviving Person) or (y) a Foreign Loan Party, the continuing or surviving Person is or shall become a Loan Party (and if such Subsidiary is a Designated Borrower, such Designated Borrower shall be the continuing or surviving Person), and (ii) if the continuing or surviving Person shall be a Restricted Subsidiary (other than an Immaterial Subsidiary), such Person, together with each of its Restricted Subsidiaries (if any), shall have complied with Section 7.12 within the timeframes specified therein.
8.05
Dispositions. Make any Disposition except:

(a)
Permitted Transfers and Dispositions set forth on Schedule 8.05;
(b)
to the extent constituting a Disposition, the creation of Liens, the making of Investments, the consummation of fundamental changes and the making of Restricted Payments permitted by Sections 8.01, 8.02, 8.04 and 8.06, respectively;
(c)
the Disposition of any Immaterial Subsidiary, so long as (i) the fair market value of such Immaterial Subsidiary’s assets shall not exceed $100,000,000 as of the date of such Disposition and (ii) the aggregate fair market value of all Immaterial Subsidiaries’ assets disposed of pursuant to this clause (c) shall not exceed $375,000,000;
(d)
to the extent constituting a Disposition, the unwinding of any Swap Contract pursuant to its terms;
(e)
the Disposition of “non-core”, surplus or obsolete assets acquired pursuant to a Permitted Acquisition that are Disposed of following the consummation of such Permitted Acquisition, so long as (i) no Default exists immediately prior and after giving effect thereto, (ii) the consideration paid in connection therewith shall be in an amount not less than the fair market value of the property disposed of (as reasonably determined by the Company) and (iii) the Loan Parties or their Restricted Subsidiaries shall receive not less than 75% of the consideration for any such Disposition in the form of cash and Cash Equivalents; and
(f)
the Disposition of assets to obtain the approval of any applicable antitrust authority in connection with a Permitted Acquisition, so long as (i) the consideration paid in connection therewith shall be in an amount not less than the fair market value of the property disposed of (as reasonably determined by the Company), (ii) the Loan Parties or their Restricted Subsidiaries shall receive not less than 75% of the consideration for any such Disposition in the form of cash and Cash Equivalents and (iii) the fair market value of such assets (as reasonably determined by the Company) shall not exceed 25% of the purchase price of such Permitted Acquisition; and
(g)
other Dispositions so long as (i) the consideration paid in connection therewith shall be in an amount not less than the fair market value of the property disposed of (as reasonably determined by the Company), (ii) such transaction does not involve the sale or other disposition of a minority equity interest in any Loan Party, (iii) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05 and (iv) the Loan Parties or their Restricted Subsidiaries shall receive not less than 75% of the consideration for any such Disposition in the form of cash and Cash Equivalents.

The Administrative Agent is hereby instructed by the Lenders and hereby agrees with the Loan Parties that the Administrative Agent shall release its Liens on any property Disposed of in accordance with the terms of this Section 8.05 (and subject to the requirements of Section 11.20).

8.06
Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except that:

(a)
each Restricted Subsidiary of the Parent may make Restricted Payments to any Person that owns an Equity Interest in such Restricted Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;
(b)
the Parent and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in Equity Interests (other than Disqualified Capital Stock) of such Person;
(c)
the Parent may declare and make annual cash dividend payments to its shareholders of up to $0.70 per share (as adjusted so that the aggregate amount payable pursuant to this clause (c) is not increased or decreased solely as a result of any stock split, reverse stock split, stock dividend or similar reclassification occurring after the First Repricing Amendment Effective Date); provided, that the declaration and payment of cash dividends pursuant to this clause (c) shall not exceed $0.125 per share in the aggregate if an Event of Default shall have occurred and be continuing or would occur as a consequence thereof.
(d)
(i) the Parent may withhold against or permit net settlement of Equity Interests from officers, employees and directors of any Loan Party or any of its Restricted Subsidiaries under any equity-based plan or arrangement or (ii) the Parent may redeem or repurchase Equity Interests from officers, employees and directors of any Loan Party or any of its Restricted Subsidiaries (or their estates, spouses or former spouses) (A) as contemplated by Article II of the Merger Agreement or (B) upon the death, permanent disability, retirement or termination of employment of any such Person or otherwise, so long as, in the case of this clause (d)(ii)(B), (x) no Default has occurred and is continuing and (y) the aggregate amount of cash used to effect Restricted Payments pursuant to this clause (d)(ii)(B) in any fiscal year of Parent does not exceed $25,000,000 (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum of $50,000,000 in any calendar year);
(e)
to the extent constituting Restricted Payments, the Parent and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by Section 8.02;
(f)
the Parent may purchase fractional shares of its Equity Interests arising out of stock dividends, splits, combinations or business combinations (provided such transaction shall not be for the purpose of evading this limitation);
(g)
the Parent and its Restricted Subsidiaries may make other Restricted Payments, so long as (i) at any time that the Consolidated Net Leverage Ratio is greater than or equal to 4.50:1.00 after giving effect to such Restricted Payment on a Pro Forma Basis, the aggregate amount of all Restricted Payments made under this Section 8.06(g) shall not exceed $100,000,000 in any fiscal year, (ii) no Default exists immediately prior and after giving effect thereto and (iii) as of the date of such Restricted Payment after giving effect thereto on a Pro Forma Basis, the Loan Parties are in compliance with Section 8.11 hereof;
(h)
the Parent may make other Restricted Payments in an aggregate amount not to exceed the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Restricted Payments; provided that (i) no Default has occurred and is continuing or would result therefrom and (ii) solely to the extent such payments are made in reliance on clause (a) of the definition of “Available Amount”, both before and after giving effect to such Restricted Payment, the Consolidated Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 5.00:1.00, and the Administrative Agents shall have received a Pro Forma Compliance Certificate demonstrating that the Loan Parties are in compliance with the requirements of this clause (ii); and

(i) the payment of any dividend within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement.

8.07
Change in Nature of Business. Engage in any business, either directly or through any of its Restricted Subsidiaries, except for (a) the provision of specialized software, outsourcing services, application service provider solutions, fund administration and related services and various services relating, incidental or ancillary thereto or (b) a business reasonably related thereto or a reasonable extension thereof.
8.08
Transactions with Affiliates. Enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person other than (a) transactions with the Parent or any of its Restricted Subsidiaries that are not otherwise prohibited under this Agreement and any Permitted Intercompany Investments, (b) transactions expressly permitted by this Agreement, (c) employment agreements, expense reimbursement, compensation and benefits arrangements, (d) those agreements listed on Schedule 8.08 and (e) except as otherwise specifically limited in this Agreement, other transactions which are on terms and conditions not materially less favorable to such Person as would be obtainable by it in a comparable arm’s‑length transaction with a Person other than an officer, director or Affiliate.
8.09
Burdensome Agreements.
(a)
Enter into, or permit to exist, any Contractual Obligation that encumbers or restricts the ability of any such Person to (i) in the case of any Restricted Subsidiary, make Restricted Payments in respect of Equity Interests issued by it, (ii) pay any Indebtedness or other obligation owed to any Loan Party, (iii) make loans or advances to any Loan Party or (iv) transfer any of its property to any Loan Party, except for (1) this Agreement and the other Loan Documents, (2) any restrictions regarding licenses or sublicenses by the Parent and its Restricted Subsidiaries of intellectual property in the ordinary course of business (in which case such restriction shall relate only to such intellectual property), (3) restrictions contained in any agreement or instrument governing or evidencing any Indebtedness of a Restricted Subsidiary which is not a Loan Party which is permitted by Section 8.03, so long as such restrictions do not impair in the ability of the Loan Parties to perform their obligations under this Agreement, (4) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Sections 8.04 or 8.05 pending the consummation of such sale, (5) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 8.02 and applicable solely to such joint venture and entered into in the ordinary course of business, (6) customary provisions in leases and other contracts restricting the assignment thereof, (7) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (8) any agreements existing on the Restatement Effective Date and (9) Contractual Obligations that are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary.
(b)
Enter into, or permit to exist, any Contractual Obligation that (1) encumbers or restricts the ability of any Loan Party (other than a Designated Borrower) to pledge its property pursuant to the Loan Documents (or any renewals, refinancings, exchanges, refundings or extensions thereof), except for (i) this Agreement and the other Loan Documents, (ii) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(e), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (iii) software and other intellectual property licenses pursuant to which the Parent or Restricted Subsidiary is the licensee of the relevant software or intellectual property, as the case may be (in which case, any prohibition or limitation shall relate only to the assets which are the subject of the applicable license), (iv) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.05 pending the consummation of such sale, (v) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 8.02 and applicable solely to such joint venture and are entered into in the ordinary course of business, (vi) customary provisions in leases and other contracts restricting the assignment thereof, (vii) any Permitted Lien or any document or instrument governing a Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (viii) any agreements existing on the Restatement Effective Date and (ix) Contractual Obligations that are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary or (2) requires the grant of any security for any obligation if such property is given as security for the Obligations.
8.10
Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, in violation of Regulation U or X of the FRB.
8.11
Financial Covenant.

Consolidated Net Secured Leverage Ratio. With respect to the Revolving Facility only, permit the Consolidated Net Secured Leverage Ratio as of the end of any fiscal quarter of the Parent to be greater than the ratio specified below for the periods specified below:

Beginning with the first full fiscal quarter following the Restatement Effective Date, the following fiscal quarters	Consolidated Net Secured Leverage Ratio
The fiscal quarter ending September 30, 2018, through and including the fiscal quarter ending September 30, 2019	7.25 to 1.00

The fiscal quarter ending December 31, 2019, through and including the fiscal quarter ending December 31, 2020	6.75 to 1.00

The fiscal quarter ending March 31, 2021 and each fiscal quarter thereafter	6.25 to 1.00

Notwithstanding the foregoing, this Section 8.11 shall be in effect only if, as of the last day of any fiscal quarter, the aggregate Outstanding Amount of all Revolving Loans and/or L/C Obligations (other than (i) Letters of Credit having an aggregate amount available to be drawn thereunder not to exceed $20,000,000 and (ii) Letters of Credit which have been Cash Collateralized in an amount equal to 105% of the amount available to be drawn under such Letters of Credit) at such time is equal to or greater than 30% of the Aggregate Revolving Commitments as of the end of the most recently ended period of four fiscal quarters.

8.12
Prepayment of Other Indebtedness, Etc.
(a)
If any Default exists or would result therefrom, amend or modify any of the terms of any Subordinated Debt if such amendment or modification would add or change any terms in a manner adverse to any Loan Party or any Restricted Subsidiary, or shorten the final maturity or Weighted Average Life to Maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto; provided that, no amendment or modification may be made to the terms of any Indebtedness incurred pursuant to Section 8.03(f) or (o) if, as a result of such amendment or modification, the amended or modified Indebtedness would not be permitted to be incurred pursuant to Section 8.03(f) or (o).
(b)
Make any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of, any Subordinated Debt, except (i) the refinancing thereof with any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), to the extent not required to prepay any Loans pursuant to Section 2.05(b), (ii) the conversion or exchange of any Subordinated Debt to or for Equity Interests (other than Disqualified Capital Stock) of the Parent, (iii) the prepayment of Subordinated Debt of the Company or any Restricted Subsidiary to the Company or any Restricted Subsidiary, subject to the subordination provisions applicable to any such Indebtedness, (iv) repayments, redemptions, purchases, defeasances and other payments in respect of Subordinated Debt prior to the scheduled maturity thereof in an aggregate amount not to exceed the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such repayments, redemptions, purchases, defeasances and other payments; provided that (x) no Default has occurred and is continuing or would result therefrom and (y) solely to the extent such payments, prepayments or redemptions are made in reliance on clause (a) of the definition of “Available Amount”, both before and after giving effect to such payments, prepayments or redemptions, the Consolidated Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 5.00:1.00, and the Administrative Agents shall have received a Pro Forma Compliance Certificate demonstrating that the Loan Parties are in compliance with the requirements of this clause (y).

8.13
Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity.
(a)
Amend, modify or change its Organization Documents in a manner adverse to the Lenders.
(b)
Change its fiscal year from that in effect on the Restatement Effective Date.
(c)
In the case of a Loan Party, without providing prompt written notice to the Administrative Agents (and in any event not later than ten (10) days following such change), change its name, state or jurisdiction of formation or form of organization.
Article IX

EVENTS OF DEFAULT AND REMEDIES
9.01
Events of Default. Any of the following shall constitute an Event of Default:
(a)
Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any amount (other than principal or interest described in clauses (i) and (ii) above) payable hereunder or under any other Loan Document; or
(b)
Specific Covenants.
(i)
Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 7.01 or 7.02 and such failure continues for five Business Days; or
(ii)
Any Borrower fails to perform or observe any term, covenant or agreement contained in Section 7.05; or
(iii)
Any Loan Party fails to perform or observe any of the Flex Provisions (and such failure continues for two Business Days) or any term, covenant or agreement contained in any of Section 7.03(a), Section 7.11 or Article VIII; provided that an Event of Default under Section 8.11 shall not constitute an Event of Default for purposes of any Term Loan unless and until the Required Revolving Lenders have actually terminated the Aggregate Revolving Commitments and/or declared all Revolving Loans and all related Obligations to be immediately due and payable in accordance with this Agreement and such declaration has not been rescinded on or before the date the Required Lenders declare an Event of Default with respect to Section 8.11; or
(c)
Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty days after the earlier of (i) the giving of written notice thereof to the Company from any of the Administrative Agents or a Lender or (ii) a Responsible Officer of the Company becomes aware of such failure; or
(d)
Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document or in any certificate required to be delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or
(e)
Cross-Default. (i) Any Loan Party or any Restricted Subsidiary (A) fails to make any payment of principal or interest when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) beyond the applicable grace period in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform (beyond the applicable grace period) any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs (other than (1) any required prepayment of Indebtedness secured by a Permitted Lien that becomes due as the result of the Disposition of the assets subject to such Lien so long as such Disposition is permitted by this Agreement, (2) any required repurchase, repayment or redemption of (or offer to repurchase, repay or redeem) any Indebtedness that was incurred for the specified purpose of financing all or a portion of the consideration for a merger or acquisition, provided that (x) such repurchase, repayment or redemption (or offer to repurchase, repay or redeem) results solely from the failure of such merger or acquisition to be consummated, (y) such Indebtedness is repurchased, repaid or redeemed in accordance with its terms and (z) no proceeds of the Credit Extensions are used to make such repayment, repurchase or redemption, (3) for the Existing Target Senior Notes Waiting Period, the Existing Target Senior Notes; provided that the Existing Target Senior Notes Condition shall have been satisfied, and (4) if the Target Tranche C Senior Notes have not been issued prior to the Restatement Effective Date, for the Target Tranche C Senior Notes Waiting Period, the Target Tranche C Senior Notes; provided, that the Target Tranche C Senior Notes Condition shall have been satisfied), the effect of which failure or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract; provided, that in respect of any Swap Contract that is governed by a Master Agreement, such Early Termination Date must be in respect of all transactions governed by such master agreement) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any Restricted Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) an Additional Termination Event (as defined in such Swap Contract) or Credit Event Upon Merger (as defined in such Swap Contract) as to which any Loan Party or any Restricted Subsidiary is the sole Affected Party (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by any Loan Party or such Restricted Subsidiary as a result thereof is greater than the Threshold Amount; or
(f)
Insolvency Proceedings, Etc. Any Loan Party or any Restricted Subsidiary (other than an Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty calendar days, or an order for relief is entered in any such proceeding; or
(g)
Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary (other than an Immaterial Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty days after its issue or levy; or
(h)
Judgments. There is entered against any Loan Party or any Restricted Subsidiary (other than an Immaterial Subsidiary) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by (A) independent third-party insurance as to which the insurer has been notified of the claim and does not dispute coverage, (B) escrow funds held for the benefit of such Loan Party or Restricted Subsidiary as to which the applicable trustee has not disputed the availability of such funds for such Loan Party or Restricted Subsidiary in connection with such judgment or order or (C) contractual indemnification in favor of such Loan Party or Subsidiary from third parties that have not disputed responsibility in writing and who the Administrative Agents in their discretion have determined to be creditworthy), and there is a period of sixty consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect, or such judgment is not otherwise satisfied or discharged; or
(i)
ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or
(j)
Invalidity of Loan Documents. (i) Any material provision of any Loan Document (including any Collateral Documents), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the

Obligations (other than Obligations for indemnification, expense reimbursement, tax gross-up or yield protection for which no claim has been made), ceases to be in full force and effect; or (ii) any Loan Party contests in any manner the validity or enforceability of any Loan Document (including any Collateral Documents); or (iii) any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document (including any Collateral Documents); or
(k)
Change of Control. There occurs any Change of Control.
9.02
Remedies Upon Event of Default. If any Event of Default occurs and is continuing, any of the Administrative Agents shall, at the request of, or may, with the consent of, the Required Lenders (other than an Event of Default arising under Section 9.01(b)(iii) on account of a violation of Section 8.11), take any or all of the following actions:
(a)
declare the commitment of each Revolving Lender to make Revolving Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)
declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;
(c)
require that the Company Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and
(d)
exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents or applicable Law or at equity;

provided, however, that (x) upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code of the United States, the obligation of each Revolving Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the any of the Administrative Agents or any Lender and (y) during the continuance of any Event of Default arising under Section 9.01(b)(iii) on account of a violation of Section 8.11, upon the request of the Required Revolving Lenders (but not the Required Lenders or any other Lender or group of Lenders), the Revolving Facility Administrative Agent shall, by notice to the Company, (1) terminate the Revolving Commitments, and thereupon such Revolving Commitments shall terminate immediately, (2) declare the Revolving Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Revolving Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and (3) require that the Company Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof).

9.03
Application of Funds. In all cases subject to an Intercreditor Agreement, after the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02):
(a)
Subject to clauses (b), (c) and (d) below, any amounts received by any of the Administrative Agents (or, to the extent that any Collateral Document requires proceeds of collateral under such Collateral Document to be applied in accordance with the provisions of this Agreement, the collateral agent, mortgagee, security trustee, pledgee or other “Secured Party” under such Collateral Document) on account of the Obligations (including upon any sale or other Disposition of any Collateral or any distribution under a proceeding under any Debtor Relief Laws with respect to any Loan Party), shall be applied by the Administrative Agents in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agents in their capacity as such;

Second, to payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among, as applicable, the Revolving Facility Administrative Agent and the L/C Issuers pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);

Third, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings and fees, premiums and scheduled periodic payments, and any interest accrued thereon, due under any Secured Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, ratably among the Lenders (and, in the case of such Secured Swap Contracts, Affiliates of Lenders) and the L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, (b) payment of breakage, termination or other payments, and any interest accrued thereon, due under any Secured Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, (c) payments of amounts due under any Secured Treasury Management Agreement between any Loan Party and any Lender, or any Affiliate of a Lender and (d) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders (and, in the case of such Secured Swap Contracts and Secured Treasury Management Agreements, Affiliates of Lenders) and the L/C Issuers in proportion to the respective amounts described in this clause Fifth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

(b)
Notwithstanding the foregoing provisions of this Section 9.03, to the extent monies or proceeds to be applied pursuant to clause (a) above consist of proceeds received under any Foreign Collateral Document or are otherwise received from any Foreign Loan Party, such proceeds will be applied as otherwise required in clause (a) above solely to the Foreign Obligations (as if each reference in said clause to “Obligations” were to “Foreign Obligations”).
(c)
Notwithstanding the foregoing provisions of this Section 9.03, any of the Administrative Agents may in its sole discretion (and, at the request of the Required Lenders, shall) apply any amounts described in clause (a) above, to the extent representing proceeds under any U.S. Collateral Document or otherwise received from any Domestic Loan Party (a) first, to the Direct U.S. Loan Party Obligations as provided in the First, Second, Third, Fourth and Fifth clauses thereof (as if each reference in said clauses to “Obligations” were to “Direct U.S. Loan Party Obligations”) and (b) second, after repayment in full of all Direct U.S. Loan Party Obligations, to all other Obligations as provided in the First, Second, Third, Fourth and Fifth clauses thereof.
(d)
Notwithstanding the foregoing provisions of this Section 9.03, to the extent monies or proceeds to be applied pursuant to clause (a) above consist of proceeds received from a sale or other Disposition of Excess Foreign Entity Stock, such proceeds will be applied as otherwise required in clause (a) above solely to the Foreign Obligations (as if each reference in said clause to “Obligations” were to “Foreign Obligations”). In determining whether any Excess Foreign Entity Stock has been sold or otherwise Disposed of, the Administrative Agents shall treat any sale or Disposition of voting Equity Interests or CPECs entitled to vote of any First Tier Foreign Subsidiary or Foreign Holdco as first being a sale of Equity Interests or CPECs which are not Excess Foreign Entity Stock until such time as such Equity Interests or CPECs sold represent 65% of the voting Equity Interests or CPECs entitled to vote of the respective First Tier Foreign Subsidiary or Foreign Holdco and, after such threshold has been met, any further sales of voting Equity Interests or CPECs entitled to vote of the respective First Tier Foreign Subsidiary or Foreign Holdco shall be treated as sales of Excess Foreign Entity Stock.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth of clause (a) above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Notwithstanding the foregoing, Obligations arising under Secured Treasury Management Agreements and Secured Swap Contracts shall be excluded from the application described above if the Administrative Agents have not received written notice thereof, together with such supporting documentation as the Administrative Agents may request, from the Lender or Affiliate of a Lender party to such Secured Treasury Management Agreement or such Secured Swap Contract, as the case may be. Each holder of any such Obligations arising under Secured Swap Contracts or Secured Treasury Management Agreements that is not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agents pursuant to the terms of Article X hereof for itself and its Affiliates as if it were a “Lender” party hereto.

Notwithstanding the foregoing or anything to the contrary in this Agreement or any other Loan Document, in no circumstances shall proceeds of any Collateral constituting an asset of a Loan Party which is not a Qualified ECP Guarantor be applied towards the payment of any Obligations under Secured Swap Contracts.

Notwithstanding any contrary provisions in any Loan Document, all references in the Loan Documents to payments, proceeds, liabilities, Obligations, Loans, fees, collections, Guarantees, Collateral, security interests, pledges, and any other arrangement affecting the payment obligations of the Borrowers and the other Loan Parties to the Administrative Agents, the Lenders and the other Secured Parties, shall, in the case of and as applied to any Foreign Loan Party, only relate to the Foreign Obligations, such that no payments received from, or collections on account of the property or assets of, a Foreign Loan Party (or rights to such receipt or such collection) shall be applied to any Direct U.S. Loan Party Obligations, it being the intention of the parties hereto to avoid adverse tax consequences for any Domestic Loan Party due to the application of Section 956 of the Internal Revenue Code. All provisions contained in any Loan Document shall be interpreted consistently with this Section 9.03 to the extent possible, and where such other provisions conflict with the provisions of this Section 9.03, the provisions of this Section 9.03 shall govern.

Article X

ADMINISTRATIVE AGENTS
10.01
Appointment and Authority. Each of the Term Lenders hereby irrevocably appoints CS to act on its behalf as the Administrative Agent and each of the Revolving Lenders and the L/C Issuers hereby irrevocable appoints MSSF to act on its behalf as the Revolving Facility Administrative Agent, in each case hereunder and under the other Loan Documents and authorizes the Applicable Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to such Applicable Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as expressly provided in Section 10.05 and 10.06, the provisions of this Article are solely for the benefit of the Administrative Agents, the Lenders and the L/C Issuers, and neither the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, potential Swap Contract providers and potential Treasury Management Agreement providers) and the L/C Issuers hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and such L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 10.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article X and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

The Administrative Agent shall also act as security trustee in relation to the security created or evidenced by the English Security Documents. Each Lender hereby authorizes the Administrative Agent to enter into the Security Trust Deed on its behalf. Each Person that becomes a Lender hereunder after the Restatement Effective Date hereby confirms that it shall be bound by the terms of the Security Trust Deed on and from the date on which it becomes a Lender as if it were an original Lender party thereto. In addition, each reference to the Administrative Agent in this Article X (including in connection with any indemnification or exculpation provided herein for the benefit of the Administrative Agent) shall be deemed to apply to the Administrative Agent acting in its capacity as security trustee under the Security Trust Deed.

10.02
Rights as a Lender. The Persons serving as the Administrative Agents hereunder shall have the same rights and powers in their capacity as a Lender as any other Lender and may exercise the same as though they were not any of the Administrative Agents and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Persons serving as the Administrative Agents hereunder in their individual capacity. Such Persons and their Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Persons was not the Administrative Agents hereunder and without any duty to account therefor to the Lenders.
10.03
Exculpatory Provisions. The Administrative Agents shall not have any duties or responsibilities except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, none of the Administrative Agents:
(a)
shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)
shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that any of the Administrative Agents are required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that none of the Administrative Agents shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Applicable Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and
(c)
shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, or shall be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Persons serving as the Administrative Agents or any of their Affiliates in any capacity.

None of the Administrative Agents shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Applicable Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment). None of the Administrative Agents shall be deemed to have knowledge of any Default unless and until written notice describing such Default is given to the Administrative Agents by the Company, a Lender or an L/C Issuer.

The Administrative Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agents.

10.04
Reliance by Administrative Agents. Each of the Administrative Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, signature, representation, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each of the Administrative Agents also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Applicable Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Applicable Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Each of the Administrative Agents may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.05
Delegation of Duties. The Administrative Agents may perform any and all of their duties and exercise their rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by the Applicable Administrative Agent. The Administrative Agents and any such sub‑agent may perform any and all of their duties and exercise their rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Administrative Agents and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agents.
10.06
Resignation of Administrative Agents. The Applicable Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and, unless an Event of Default under Section 9.01(f) then exists, the Company. Upon receipt of any such notice of resignation, the Required Term Lenders, in the case of the Administrative Agent, or the Required Revolving Lenders, in the case of the Revolving Facility Administrative Agent, shall have the right, with the consent of the Company at all times other than during the existence of an Event of Default (which consent shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Term Lenders or the Required Revolving Lenders, as the case may be, and shall have accepted such appointment within 30 days after the retiring Applicable Administrative Agent gives notice of its resignation, then the retiring Applicable Administrative Agent may on behalf of the Lenders and the L/C Issuers, appoint a successor Applicable Administrative Agent meeting the qualifications set forth above; provided that if the Applicable Administrative Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Applicable Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Applicable Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Applicable Administrative Agent shall continue to hold such collateral security until such time as a successor Applicable Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Applicable Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time as the Required Term Lenders or the Required Revolving Lenders, as the case may be, appoint a successor Applicable Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as an Applicable Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Applicable Administrative Agent, and the retiring Applicable Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section ). The fees payable by the Company to a successor Applicable Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Applicable Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring Applicable Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Applicable Administrative Agent was acting as an Applicable Administrative Agent.

Any resignation by CS or MSSF as Administrative Agent or Revolving Facility Administrative Agent, respectively, pursuant to this Section shall also constitute its resignation as an L/C Issuer, so long as, effective upon such resignation, at least one L/C Issuer remains in such capacity and/or a successor L/C Issuer is appointed in accordance with the immediately following sentence and the aggregate Letter of Credit Sublimits of all remaining L/C Issuers is not less than the Letter of Credit Sublimit as in effect immediately prior to the effectiveness of such resignation. Upon the acceptance of a successor’s appointment as an Applicable Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (ii) such retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by such retiring L/C Issuer and outstanding at the time of such succession or make other arrangements satisfactory to such retiring L/C Issuer to effectively assume the obligations of such retiring L/C Issuer with respect to such Letters of Credit.

10.07
Non-Reliance on Administrative Agents and Other Lenders. Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon any of the Administrative Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made (i) its own independent investigation of the financial condition and affairs of Parent and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own credit analysis and decision to enter into this Agreement. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon any of the Administrative Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
10.08
No Other Duties; Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents, documentation agents or co-agents in respect of the Facilities (including the Arrangers and the Co-Managers) shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Applicable Administrative Agent, a Lender or an L/C Issuer hereunder; it being understood and agreed that such bookrunners, arrangers, syndication agents, documentation agents or co-agents shall be entitled to all indemnification and reimbursement rights in favor of the Administrative Agents as, and to the extent, provided for under Section 11.04. Without limitation of the foregoing, any such bookrunners, arrangers, syndication agents, documentation agents or co-agents shall not, solely by reason of this Agreement or any other Loan Documents, have any fiduciary relationship in respect of any Lender or any other person.

10.09
Administrative Agents May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, any of the Administrative Agents (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any of the Administrative Agents shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations arising under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and any of the Administrative Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agents and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agents under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to any of the Administrative Agents and, if the Administrative Agents shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agents any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agents and their agents and counsel, and any other amounts due the Administrative Agents under Sections 2.09 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agents to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agents to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding.

10.10
Collateral and Guaranty Matters. The Lenders and the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion,
(a)
to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Revolving Commitments and payment in full of (a) all principal of and interest accrued to such date which constitute Obligations (other than (A) Obligations for indemnification, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (B) obligations and liabilities under Secured Treasury Management Agreements and Secured Swap Contracts as to which arrangements satisfactory to the applicable provider thereof shall have been made), (b) all fees, expenses and other amounts then due and payable which constitute Obligations (other than (A) Obligations for indemnification, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (B) obligations and liabilities under Secured Treasury Management Agreements and Secured Swap Contracts as to which arrangements satisfactory to the applicable provider thereof shall have been made) and (c) the expiration or termination of all Letters of Credit (other than Letters of Credit that have been fully Cash Collateralized or secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to the Administrative Agent and the Applicable L/C Issuer), (ii) that is transferred or to be transferred to a non-Loan Party (with the effectiveness of such release to be contingent upon consummation of such transaction) as part of or in connection with any Disposition permitted hereunder or under any other Loan Document or any Involuntary Disposition, or (iii) as approved in accordance with Section 11.01;
(b)
to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.01(i); and
(c)
to release any Guarantor (other than the Parent) from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 10.10.

10.11
Secured Swap Contracts and Secured Treasury Management Agreements. No Lender or any Affiliate of a Lender that is party to any Secured Swap Contract or any Secured Treasury Management Agreement permitted hereunder that obtains the benefits of Section 9.03 or any Collateral by virtue of the provisions hereof or of any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, none of the Administrative Agents shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Swap Contracts and Secured Treasury Management Agreements unless the Administrative Agents have received written notice of such Obligations, together with such supporting documentation as the Administrative Agents may request, from the applicable Lender or Affiliate of a Lender that is party to such Secured Swap Contract or such Secured Treasury Management Agreement, as the case may be.
10.12
Delivery of Information. None of the Administrative Agents shall be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by any of the Administrative Agents from any Loan Party, any Subsidiary, the Required Lenders, any Lender or any other person under or in connection with this Agreement or any other Loan Document except (i) as specifically provided in this Agreement or any other Loan Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of any of the Administrative Agents at the time of receipt of such request and then only in accordance with such specific request.
10.13
Erroneous Payment.If the Revolving Facility Administrative Agent (x) notifies a Revolving Lender or any Person who has received funds on behalf of a Revolving Lender (any such Revolving Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Revolving Facility Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Revolving Facility Administrative Agent) received by such Payment Recipient from the Revolving Facility Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Revolving Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Revolving Facility Administrative Agent pending its return or repayment as contemplated below in this Section 10.13 and held in trust for the benefit of the Revolving Facility Administrative Agent, and such Revolving Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Revolving Facility Administrative Agent may, in its sole discretion, specify in writing), return to the Revolving Facility Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Revolving Facility Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Revolving Facility Administrative Agent in same day funds at the greater of the Federal Funds Rate, or with respect to Alternative Currencies, the applicable benchmark rate, and a rate determined by the Revolving Facility Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Revolving Facility Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(a)
Without limiting immediately preceding clause (a), each Revolving Lender or any Person who has received funds on behalf of a Revolving Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Revolving Facility Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Revolving Facility Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Revolving Facility Administrative Agent (or any of its Affiliates), or (z) that such Revolving Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)
it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Revolving Facility Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(i)
such Revolving Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Revolving Facility Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Revolving Facility Administrative Agent pursuant to this Section 10.13(b).
(b)
Each Revolving Lender hereby authorizes the Revolving Facility Administrative Agent to set off, net and apply any and all amounts at any time owing to such Revolving Lender under any Loan Document, or otherwise payable or distributable by the Revolving Facility Administrative Agent to such Revolving Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Revolving Facility Administrative Agent has demanded to be returned under immediately preceding clause (a).
(c)
(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Revolving Facility Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Revolving Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Revolving Facility Administrative Agent’s notice to such Revolving Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Revolving Lender shall be deemed to have assigned its Loans (but not its Revolving Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Revolving Facility Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Revolving Facility Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an electronic platform as to which the Revolving Facility Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Revolving Lender shall deliver any Notes evidencing such Loans to the Borrower or the Revolving Facility Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Revolving Facility Administrative Agent as the assignee Revolving Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Revolving

Facility Administrative Agent as the assignee Revolving Lender shall become a Revolving Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Revolving Lender shall cease to be a Revolving Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Revolving Lender, (D) the Revolving Facility Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Revolving Facility Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Revolving Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii) Subject to Section 11.06 (but excluding, in all events, any assignment consent or approval requirements (other than the consent of the Borrower, to the extent required under Section 11.06)), the Revolving Facility Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the Revolving Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Revolving Facility Administrative Agent shall retain all other rights, remedies and claims against such Revolving Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the Revolving lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Revolving Facility Administrative Agent on or with respect to any such Loans acquired from such Revolving Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Revolving Facility Administrative Agent) and (y) may, in the sole discretion of the Revolving Facility Administrative Agent, be reduced by any amount specified by the Revolving Facility Administrative Agent in writing to the Revolving Lender from time to time.

(d)
The parties hereto agree that (x) irrespective of whether the Revolving Facility Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Revolving Facility Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Revolving Lender, to the rights and interests of such Revolving Lender) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Revolving Facility Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 10.13 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Revolving Facility Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Revolving Facility Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.
(b)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Revolving Facility Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

Each party’s obligations, agreements and waivers under this Section 10.13 shall survive the resignation or replacement of the Revolving Facility Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Revolving Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Article XI

MISCELLANEOUS
11.01
Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agents with the consent of the Required Lenders) and the Borrowers and/or the applicable Loan Parties, as the case may be, and acknowledged by the Administrative Agents, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, further, that
(a)
no such amendment, waiver or consent shall:
(i)
extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender whose Commitment is being extended, increased or reinstated (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of any Default or Event of Default, mandatory prepayment or a mandatory reduction in Commitments is not considered an extension, increase or reinstatement of the Commitments of any Lender);
(ii)
postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced, it being understood that the waiver of any mandatory prepayment of Loans under any Facility shall not constitute a postponement of any date scheduled for the payment of principal or interest;
(iii)
reduce the principal of, or the rate of interest or any fees specified herein on, any Loan or L/C Borrowing, or (subject to clause (i) of the final proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender and/or the Applicable L/C Issuer (as applicable) entitled to receive such amount; provided, however, that (A) only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate or (B) only the consent of the Required Revolving Lenders shall be necessary to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;
(iv)
change (A) Section 2.13 or 9.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby, (B) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is a Term Facility, the Required Term Lenders under such Facility and (ii) if such Facility is the Revolving Facility, the Required Revolving Lenders or (C) any provision of this Agreement that by its terms affects the rights or duties of the Revolving Lenders (but not the Term Lenders) without the written consent of the Required Revolving Lenders;
(v)
subject to Section 2.01(f), Section 2.17(d), Section 2.18(d) and the penultimate paragraph of this Section 11.01, change (A) any provision of this Section 11.01(a) (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford protections to such additional extensions of credit of the type provided to the Term Loans and the Revolving Commitments on the Restatement Effective Date) or the definition of “Required Lenders”, without the written consent of each Lender, (B) the definition of “Required Revolving Lenders” or “Required Term Lenders”, without the written consent of each Lender under the applicable Facility or Facilities or (C) any provision of the Re-Allocation Agreement, except in accordance with the requirements of Section 3.2 of the Re-Allocation Agreement (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the “Required Lenders”, the “Required Revolving Lenders” and the “Required Term Lenders” on substantially the same basis as the extensions of Term Loans and/or Revolving Commitments, as applicable, are included on the Restatement Effective Date);

(vi)
except in connection with a Disposition permitted under Section 8.05, release all or substantially all of the Collateral without the written consent of each Lender whose Obligations are secured by such Collateral;
(vii)
amend Section 1.06 or the definition of “Alternative Currency” without the written consent of each Lender that is obligated to make Credit Extensions to any Borrower in Alternative Currencies; or
(viii)
release any Borrower from its obligations under any Loan Document without the consent of each Lender, or, except in connection with a transaction permitted under Section 8.04 or Section 8.05, any material Guarantor without the written consent of each Lender whose Obligations are guaranteed thereby.
(b)
unless also signed by such L/C Issuer, no amendment, waiver or consent shall affect the rights or duties of an L/C Issuer under this Agreement (including, without limitation, any increase to the applicable Letter of Credit Sublimit applicable to such L/C Issuer) or any Issuer Document relating to any Letter of Credit issued or to be issued by it;
(c)
[Reserved]; and
(d)
unless also signed by the Applicable Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of such Applicable Administrative Agent under this Agreement or any other Loan Document;

provided, however, that notwithstanding anything to the contrary herein, (i) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (ii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein, (iii) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders, (iv) a Commitment Increase Amendment and/or the Incremental Joinder shall be effective if executed by the Loan Parties, each Lender providing an Incremental Term Loan Commitment or an increase in Revolving Commitments and the Applicable Administrative Agent, (v) no Lender consent is required to effect a Refinancing Amendment or Extension Amendment (except as expressly provided in Sections 2.17 or 2.18, as applicable), (vi) the Administrative Agents and the Borrower may amend other provisions of this Agreement or any other Loan Document to the extent explicitly permitted to do so by the terms of this Agreement or of any other Loan Document, (vii) only the written consent of the Borrowers, Required Revolving Lenders and the Revolving Facility Administrative Agent shall be required to amend, waive or otherwise modify any term or provision of Section 8.11 or Section 9.01(b) (solely as it relates to Section 8.11) and (viii) any amendment necessary to effect the provisions of the “Flex Rights” section of the Fee Letter (the “Flex Provisions”) shall only require the consent of the Administrative Agent and the Company; provided that, the Company hereby agrees and agrees to cause any other Loan Party to execute and deliver any amendment to this Agreement necessary to effect the Flex Provisions.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

In addition, notwithstanding anything else to the contrary contained in this Section 11.01, (a) if the Administrative Agents and the Borrowers shall have jointly identified any error or omission of a technical nature in any provision of the Loan Documents, then the Administrative Agents and the Borrowers shall be permitted to amend such provision and (b) the Administrative Agent and the Borrowers shall be permitted to amend any provision of any Collateral Document to better implement the intentions of this Agreement and the other Loan Documents, and in each case, such amendments shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within ten (10) Business Days following receipt of notice thereof. The Lenders hereby expressly authorize the Administrative Agents to enter into any amendment to the Loan Documents contemplated by the preceding sentence.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Company, the Designated Borrowers and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans under a given Term Facility (the “Refinanced Term Loans”) with a replacement term loan tranche denominated in Dollars (the “Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall equal the aggregate principal amount of such Refinanced Term Loans, (b) the Effective Yield with respect to such Replacement Term Loans shall not be higher than the Effective Yield with respect to such Refinanced Term Loans, (c) the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prior prepayments of the Refinanced Term Loans), (d) such Replacement Term Loans shall satisfy the requirements of Credit Agreement Refinancing Indebtedness, (e) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the Latest Maturity Date in effect immediately prior to such refinancing and (f) no Default shall have occurred and be continuing or would result from such Replacement Term Loans.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of each Revolving Lender, the Revolving Facility Administrative Agent and the Borrowers to the extent necessary to integrate any Alternative Currency (other than any

Alternative Currency permitted as of the Restatement Effective Date) in accordance with Section 1.06.

11.02
Notices; Effectiveness; Electronic Communications.
(a)
Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)
if to the Company, a Borrower or any other Loan Party, any of the Administrative Agents or any L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and
(ii)
if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Company or its Affiliates, or the respective securities of any of the foregoing).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during the normal business hours of the recipient, shall be deemed to have been given at the opening of business on the next Business Day of the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)
Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Applicable Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Applicable Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Applicable Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Applicable Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)
The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMPANY MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE COMPANY MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMPANY MATERIALS OR THE PLATFORM. In no event shall any of the Administrative Agents or any of their respective Related Parties (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender, the L/C Issuers or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party or any of the Administrative Agents’ transmission of Company Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party or such Agent Party’s breach in bad faith of its obligations hereunder; provided, however, that in no event shall any Agent Party have any liability to the Company, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)
Change of Address, Etc. Each Loan Party, any of the Administrative Agents and each L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Company, the Applicable Administrative Agent and each L/C Issuer. In addition, each Lender agrees to notify the Applicable Administrative Agent from time to time to ensure that the Applicable Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Company Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Company or its Affiliates or the respective securities of any of the foregoing for purposes of United States Federal or state securities Laws.

(e)
Reliance by Administrative Agents, L/C Issuer and Lenders. The Administrative Agents, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify each of the Administrative Agents, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Applicable Administrative Agent may be recorded by such Applicable Administrative Agent, and each of the parties hereto hereby consents to such recording.
11.03
No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any L/C Issuer or any of the Administrative Agents to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document (including the imposition of the Default Rate) preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agents in accordance with Section 9.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agents from exercising on their own behalf the rights and remedies that inure to their respective benefit (solely in their respective capacities as Administrative Agents) hereunder and under the other Loan Documents, (b) each L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as an Applicable Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agents pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

11.04
Expenses; Indemnity; and Damage Waiver.

(a)
Costs and Expenses. The Loan Parties shall pay (i) all reasonable and documented out‑of‑pocket expenses incurred by the Arrangers, the Co-Managers and the Administrative Agents and their Affiliates (including the reasonable and documented fees, charges and disbursements of a single counsel (and any appropriate local counsel) for the Arrangers, the Co-Managers and the Administrative Agents), in connection with the syndication of the credit facilities provided for herein and the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents (it being understood that such amounts shall be paid on the Restatement Effective Date (so long as invoices in reasonable detail shall have been provided to the Company at least three (3) Business Days prior to the Restatement Effective Date) (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out‑of‑pocket expenses incurred by the Administrative Agents and their respective Affiliates (including the reasonable fees, charges and disbursements of a single counsel (and any appropriate local counsel) for the Administrative Agents), in connection with the administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (including, for the avoidance of doubt, in connection with any amendment to implement the Flex Provisions) (whether or not the transactions contemplated hereby or thereby shall be consummated), (iii) all reasonable and documented out‑of‑pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit issued by such L/C Issuer or any demand for payment thereunder and (iv) all out‑of‑pocket expenses incurred by any of the Administrative Agents, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for any of the Administrative Agents, any Lender or any L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out‑of‑pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)
Indemnification by the Loan Parties. The Loan Parties shall indemnify and hold harmless each of the Administrative Agents (and any sub-agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Company or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agents (and any sub-agent thereof) and their respective Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or any of its Restricted Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Restricted Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or from such Indemnitee’s breach in bad faith of its obligations hereunder or under any other Loan Document, or (y) arise out of any investigation, litigation or proceeding that does not involve an act or omission by the Company or any other Loan Party and arises solely from a dispute among Indemnitees (except when and to the extent that one of the parties to such dispute was acting in its capacity as an agent, arranger, bookrunner, co-manager or other agency capacity and, in such case, excepting only such party). This Section 11.04(b) shall not apply with respect to Taxes, other than any Taxes that represent losses, claims, damages, liabilities or related expenses arising from any non-Tax claim.
(c)
Reimbursement by Lenders. (i) To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to any of the Administrative Agents (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to such of the Administrative Agents (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought, and calculated, solely for this purpose, on an aggregate basis across all Facilities then in effect) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such of the Administrative Agents (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for such of the Administrative Agents (or any such sub-agent) or such L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
(ii)
Each of the Administrative Agents shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
(d)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee or breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, in each case, as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e)
Payments. Except as expressly provided otherwise herein, all amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f)
Survival. The agreements in this Section shall survive the resignation of any of the Administrative Agents and any L/C Issuer, the replacement of any Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all the other Obligations.
11.05
Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to any of the Administrative Agents, any L/C Issuer or any Lender, or any of the Administrative Agents, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such of the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent permitted by applicable law, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agents upon demand their respective applicable share (without duplication) of any amount so recovered from or repaid by any of the Administrative Agents, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
11.06
Successors and Assigns.
(a)
Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agents and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agents, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts. Except in the case of an assignment to a Lender, an Affiliate of a Lender, or an Approved Fund:
(A)
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the related Loans at the time owing to it under any Facility, no minimum amount need be assigned; and
(B)
in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Applicable Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of such trade date, shall not be less than (i) $5,000,000 in the case of an assignment under the Revolving Facility and (ii) $1,000,000 in the case of an assignment under any Term Facility unless each of the Applicable Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.
(ii)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s Loans and Commitments of the applicable Class, and rights and obligations under this Agreement with respect thereto, assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.
(iii)
Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)
the consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment, (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund (or, in the case of any assignment of Revolving Commitments or Revolving Loans, a Revolving Lender, an Affiliate of a Revolving Lender or an Approved Fund in respect of a Revolving Lender), or (3) such assignment is during the primary syndication of the Loans and Commitments to Persons identified by the Administrative Agent to the Company and approved by the Company (acting reasonably) on or prior to the Restatement Effective Date; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Applicable Administrative Agent within ten (10) Business Days after having received written notice thereof in accordance with Section 11.02;
(B)
the consent of the Applicable Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Term Commitment or Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)
the consent of each L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment of Revolving Commitments or any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).
(iv)
Assignment and Assumption. The parties to each assignment shall (A) execute and deliver to the Applicable Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to such Applicable Administrative Agent or (B) if previously agreed with the Applicable Administrative Agent, manually execute and deliver to the Applicable Administrative Agent an Assignment and Acceptance, in each case, together with a processing and recordation fee in the amount of $3,500 (to be paid by the assignor or the assignee); provided, however, that the Applicable Administrative Agent may, in its sole discretion, elect to waive or reduce such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Applicable Administrative Agent an Administrative Questionnaire and all applicable tax forms.
(v)
No Assignment to Certain Persons. No such assignment shall be made to (A) the Company or any of the Company’s Affiliates (including the Parent and the Designated Borrowers) or Subsidiaries (other than pursuant to and in accordance with Section 11.06(i) below), (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) a natural person.

(vi)
No Assignment Resulting in Additional Indemnified Taxes. No such assignment under the Revolving Facility shall be made to any Person that, through its Lending Offices, is not capable of lending the applicable Alternative Currencies to either of the Borrowers without the imposition of any additional Indemnified Taxes.
(vii)
Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Revolving Facility Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Revolving Facility Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Revolving Facility Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage of the Revolving Facility. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Applicable Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and shall have acknowledged in writing that it is bound by the terms of the Re-Allocation Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement and the Re-Allocation Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement and the Re-Allocation Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto and to the Re-Allocation Agreement but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the applicable Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)
Register. The Applicable Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Applicable Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the

Loans and L/C Obligations (and stated interest thereon) owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Applicable Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Applicable Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Company and any Lender at any reasonable time and from time to time upon reasonable prior notice.

Upon its receipt of, and consent to, a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Applicable Administrative Agent and, if required, the Borrower and the issuing bank to such assignment and any applicable tax forms, the Applicable Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) promptly record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (c).

(d)
Participations. Any Lender may at any time, without the consent of, or notice to, the Company, any of the Administrative Agents or any L/C Issuer, sell participations to any Person (other than a natural person or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agents, the other Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (i) through (vii) of Section 11.01(a) that affects such Participant. Subject to subsection (e) of this Section, the Borrowers agree that, to the fullest extent permitted under applicable law, each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(f) (it being understood that the documentation required under Section 3.01(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103‑1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, none of the Administrative Agents (in their capacity as Administrative Agents) shall have responsibility for maintaining a Participant Register.
(e)
Limitation on Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent the sale of the participation is pursuant to the Re-Allocation Agreement. A Participant shall not be entitled to the benefits of Section 3.01 unless (i) such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.01(f) as though it were a Lender or (ii) the sale of the participation is pursuant to the Re-Allocation Agreement and, in each case, such Participant delivers the forms required by Section 3.01(f) to such Participant’s participating Lender.
(f)
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over it; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g)
Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time an L/C Issuer assigns all of its Revolving Commitment and Revolving Loans pursuant to subsection (b) above, such L/C Issuer may, so long as at least one other L/C Issuer shall then exist, upon thirty days’ notice to the Company and the Lenders, resign as an L/C Issuer. In the event of any such resignation as an L/C Issuer, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that any such resignation as L/C Issuer shall not be effective if there are no L/C Issuers (including any successor L/C Issuer appointed in accordance with this sentence) under this Agreement. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Upon the appointment of a successor L/C Issuer, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of such retiring L/C Issuer and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by such retiring L/C Issuer and outstanding at the time of such succession or make other arrangements satisfactory to such retiring L/C Issuer to effectively assume the obligations of such retiring L/C Issuer with respect to such Letters of Credit.
(h)
In case of assignment, transfer or novation by any Lender to a new Lender of all or any part of its rights and obligations under any of the Loan Documents, such existing Lender and the new Lender agree that, for the purposes of Article 1278 of the Luxembourg Civil Code (to the extent applicable), any security interests created under the Collateral Documents securing the rights assigned, transferred or novated hereby will be preserved for the benefit of such new Lender.
(i)
Notwithstanding anything to the contrary contained herein, any Lender may assign all or any portion of its Term Loans of any Class hereunder to the Parent or any of its Subsidiaries, but only if:
(i)
such assignment is made pursuant to (x) a Dutch Auction open to all Term Lenders of the applicable Class on a pro rata basis or (y) an open-market purchase;
(ii)
no Default has occurred or is continuing or would result therefrom;
(iii)
any such Term Loans shall be automatically and permanently cancelled immediately upon acquisition thereof by Parent or any of its Subsidiaries; and
(iv)
the Parent and its Subsidiaries do not use the proceeds of the Revolving Facility (whether or not the Revolving Facility has been increased pursuant to Section 2.01 or otherwise modified pursuant to Section 2.17 or 2.18) to acquire such Term Loans.
11.07
Treatment of Certain Information; Confidentiality. Each of the Administrative Agents, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors, numbering, administration and settlement service providers and other representatives who have a need to know such Information in connection with the transactions contemplated by the Loan Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee or pledgee of or Participant in, or any prospective assignee or pledgee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to become a Lender pursuant to Section 2.01(f), 2.17, 2.18 or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Loan Party and its obligations, (g) with the prior written consent of the Company, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any of the Administrative Agents, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Parent or any of its Subsidiaries (which source is not known by the recipient to be in breach of confidentiality obligations with the Parent or any Subsidiary) (i) for purposes of establishing a due diligence defense or (j) to any credit insurance provider relating to the Company and its obligations.

For purposes of this Section, “Information” means all information received from a Loan Party or any Subsidiary relating to the Loan Parties or any Subsidiary or any of their respective businesses, other than any such information that is available to any of the Administrative Agents, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by such Loan Party or any Subsidiary (other than any such information received from a source that is known by the recipient to be in breach of confidentiality obligations with such Loan Party or any Subsidiary). Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agents, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

11.08
Set-off; Several Obligations.
(a)
If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Company or any other Loan Party against any and all of the obligations of the Company or such Loan Party now or hereafter existing under this Agreement or any other Loan Document then due to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Company or such Loan Party are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Revolving Facility Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Revolving Facility Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Revolving Facility Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Company and the Revolving Facility Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
(b)
Notwithstanding anything to the contrary contained in this Agreement or in the other Loan Documents, the parties agree that (a) no Foreign Subsidiary or Foreign Holdco shall be liable for any Direct U.S. Loan Party Obligations; (b) each Designated Borrower shall be severally liable only for the Foreign Obligations, and shall not be a co-obligor or guarantor with respect to any Direct U.S. Loan Party Obligations; and (c) neither any of the Administrative Agents, nor any Lender, nor any Affiliate thereof may set-off or apply any deposits of, or any other obligations at the time owing to or for the credit of the account of, any Foreign Subsidiary, including the Designated Borrowers, or any Foreign Holdco against any Direct U.S. Loan Party Obligations.
11.09
Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the any of the Administrative Agents or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Applicable Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
11.10
Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in the Second Amendment, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
11.11
Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each of the Administrative Agents and each Lender, regardless of any investigation made by any of the

Administrative Agents or any Lender or on their behalf and notwithstanding that any of the Administrative Agents or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding (other than contingent indemnification, tax gross-up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made).
11.12
Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Revolving Facility Administrative Agent or each L/C Issuer, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
11.13
Replacement of Lenders. If (i) any Lender requests compensation under Section 3.04, (ii) either Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (iii) the obligation of any Lender to make or maintain Loans as Eurocurrency Rate Loans, SONIA Loans or SOFR Loans has been suspended pursuant to Section 3.02, (iv) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Loan Document that has been approved by the Required Lenders as provided in Section 11.01 but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable) or (v) any Lender is a Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Applicable Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)
unless waived by the Applicable Administrative Agents (in its sole discretion), the Company shall have paid to the Applicable Administrative Agent the assignment fee specified in Section 11.06(b);
(b)
such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05 and 2.09(b)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);

(c)
in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)
in the case of any such assignment resulting from a suspension of a Lender’s obligation to make or maintain Loans as Eurocurrency Rate Loans, SONIA Loans or SOFR Loans, the assignee of such assignment shall not be prohibited from making or maintaining Loans as Eurocurrency Rate Loans, SONIA Loans or SOFR Loans;
(e)
such assignment does not conflict with applicable Laws; and
(f)
in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Loan Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination;

provided that the failure by such Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Lender and the mandatory assignment of such Lender’s Commitments and outstanding Loans and participations in L/C Obligations pursuant to this Section 11.13 shall nevertheless be effective without the execution by such Lender of an Assignment and Assumption.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

In case of replacement of any Lender by a new Lender of all or any part of its rights and obligations under any of the Loan Documents, it is agreed that, for the purposes of Article 1278 of the Luxembourg Civil Code (to the extent applicable), any security interests created under the Collateral Documents securing the rights assigned, transferred or novated hereby, will be preserved for the benefit of such new Lender.

11.14
Governing Law; Jurisdiction; Etc.
(a)
GOVERNING LAW. THIS AGREEMENT AND ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT (I) THE INTERPRETATION OF THE DEFINITION OF “TARGET MATERIAL ADVERSE EFFECT” AND WHETHER THERE SHALL HAVE OCCURRED A TARGET MATERIAL ADVERSE EFFECT, (B) WHETHER THE TARGET ACQUISITION HAS BEEN CONSUMMATED AS CONTEMPLATED BY THE MERGER AGREEMENT AND (C) THE DETERMINATION OF WHETHER THE REPRESENTATIONS MADE BY OR WITH RESPECT TO THE TARGET OR ANY OF ITS AFFILIATES ARE ACCURATE AND WHETHER AS A RESULT OF ANY INACCURACY OF ANY SUCH REPRESENTATIONS A PARTY TO THE MERGER AGREEMENT (OR ITS APPLICABLE AFFILIATES) HAS THE RIGHT TO TERMINATE ITS (OR THEIR) OBLIGATIONS, OR HAS THE RIGHT NOT TO CONSUMMATE THE MERGER, UNDER

THE MERGER AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.
(b)
SUBMISSION TO JURISDICTION. EXCEPT AS OTHERWISE SPECIFIED IN ANY COLLATERAL DOCUMENT, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY OF THE ADMINISTRATIVE AGENTS, ANY LENDER, ANY ISSUING LENDER OR THE HOLDER OF ANY NOTE MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)
WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. THE DESIGNATED BORROWERS AND EACH FOREIGN GUARANTOR (excluding GlobeOp Financial Services LLC) FROM TIME TO TIME PARTY HERETO HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CORPORATION SERVICE COMPANY, WITH OFFICES ON THE RESTATEMENT EFFECTIVE DATE AT 1133 AVENUE OF THE AMERICAS, SUITE 3100, NEW YORK, NEW YORK 10036, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF THE PARTIES AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENTS UNDER THIS AGREEMENT.
11.15
Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
11.16
No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Loan Parties acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agents, the Arrangers, the Co-Managers and the Lenders, are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agents, the Arrangers, the Co-Managers and the Lenders, on the other hand, (B) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agents, each of the Arrangers and each of the Co-Managers is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties (including pursuant to Section 11.06(c) hereof), has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any of their respective Affiliates, or any other Person, (B) none of any of the Administrative Agents, any Arrangers or Co-Manager has assumed or will assume, except as expressly agreed in writing by the relevant parties (including pursuant to Section 11.06(c) hereof), an advisory, agency or fiduciary responsibility in favor of either Borrower or any other Loan Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Administrative Agents or any Arrangers have advised or is currently advising either Borrower, the other Loan Parties or their respective Affiliates on other matters in any other capacity) and (C) none of the Administrative Agents, the Arrangers or the Co-Managers have any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agents, the Arrangers, the Co-Managers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Administrative Agents, the Arrangers or the Co-Managers have any obligation to disclose any of such interests to the Loan Parties and their respective Affiliates. To the fullest extent permitted by Law, each of the Loan Parties hereby waives and releases any claims that it may have against the Administrative Agents, the Arrangers, the Co-Managers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
11.17
Electronic Execution of Assignments and Certain Other Documents. The words “execution”, “signed”, “signature”, and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in the Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
11.18
USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agents (for themselves and not on behalf of any Lender) hereby notify the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and, if applicable, tax identification number of each Loan Party and other information that will allow such Lender or the Applicable Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act. The Company shall, promptly following a request by the any of the Administrative Agents or any Lender, provide all documentation and other information that the Applicable Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

11.19
Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Applicable Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Applicable Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Applicable Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Applicable Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Administrative Agent from the applicable Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Applicable Administrative Agent in such currency, the Applicable Administrative Agent agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).
11.20
Release of Collateral and Guaranty Obligations.
(a)
Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Company in connection with any Disposition permitted by the Loan Documents, the Administrative Agent shall (without notice to, or vote or consent of, any Lender), at the expense of the Company, take such actions as shall be required to release its security interest in any Collateral Disposed of to a non-Loan Party in such Disposition, and to release any Guaranty under any Loan Document of any Person Disposed of in such Disposition (other than the Parent), upon consummation of such Disposition in accordance with the Loan Documents; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of any Permitted First Priority Refinancing Debt, any Permitted Junior Priority Refinancing Debt, any Permitted Unsecured Refinancing Debt or any Indebtedness incurred under Section 8.03(f).
(b)
Notwithstanding anything to the contrary contained herein or in any other Loan Document, at such time as (a) all principal of and interest accrued to such date which constitute Obligations (other than (A) Obligations for indemnification, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (B) obligations and liabilities under Secured Treasury Management Agreements and Secured Swap Contracts as to which arrangements satisfactory to the applicable provider thereof shall have been made) shall have been paid in full in cash, (b) all fees, expenses and other amounts then due and payable which constitute Obligations (other than (A) Obligations for indemnification, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (B) obligations and liabilities under Secured Treasury Management Agreements and Secured Swap Contracts as to which arrangements satisfactory to the applicable holder(s) of such obligations and/or liabilities shall have been made) shall have been paid in cash, (c) all outstanding Letters of Credit shall have been (i) terminated, (ii) fully Cash Collateralized or (iii) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to each Applicable L/C Issuer, and (d) the Commitments shall have expired or been terminated in full, the Administrative Agent shall at the expense of the Company take such actions as shall be required to release its security interest in all Collateral, and to release any Guaranty under any Loan Document. Any such release of any Guaranty shall be deemed subject to the provision that such Guaranty shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.
(c)
Any execution and delivery of documents pursuant to this Section 11.20 shall be without recourse to or warranty by the Administrative Agent.
11.21
Waiver of Sovereign Immunity. Each Loan Party that is incorporated outside the United States, in respect of itself, its Subsidiaries, its process agents, and its properties and revenues, hereby irrevocably agrees that, to the extent that such Loan Party or its respective Subsidiaries or any of its or its respective Subsidiaries’ properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon the Loans or any Loan Document or any other liability or obligation of such Loan Party or any of their respective Subsidiaries related to or arising from the transactions contemplated by any of the Loan Documents, including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such Loan Party, for itself and on behalf of its Subsidiaries, hereby expressly waives, to the fullest extent permissible under applicable law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere. Without limiting the generality of the foregoing, each Loan Party further agrees that the waivers set forth in this Section 11.21 shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.
11.22
Intercreditor Agreements.
(a)
EACH LENDER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS MAY BE CREATED ON THE COLLATERAL (OR ANY PORTION THEREOF) IN CONNECTION WITH A BORROWER’S INCURRENCE OF ANY PERMITTED FIRST PRIORITY REFINANCING DEBT AND PERMITTED JUNIOR PRIORITY REFINANCING DEBT, WHICH LIENS, IN EACH CASE, SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF AN INTERCREDITOR AGREEMENT. THE EXPRESS TERMS OF ANY SUCH INTERCREDITOR AGREEMENT SHALL PROVIDE THAT, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF SUCH

INTERCREDITOR AGREEMENT, ON THE ONE HAND, AND ANY OF THE LOAN DOCUMENTS, ON THE OTHER HAND, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.
(b)
EACH LENDER AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENTS TO ENTER INTO ANY SUCH INTERCREDITOR AGREEMENTS ON BEHALF OF THE LENDERS, AND TO TAKE ALL ACTIONS (AND EXECUTE AMENDMENTS THERETO AND ALL OTHER DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY THEM.
11.23
Certain ERISA Matters.
(a)
Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agents and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:
(i)
such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)
the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of ERISA Section 406 and Code Section 4975 such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)
such other representation, warranty and covenant as may be agreed in writing between the Administrative Agents, in their sole discretion, and such Lender.

(b)
In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agents the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that:
(i)
none of the Administrative Agents or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agents under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)
no fee or other compensation is being paid directly to the Administrative Agents or the Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) Each of the Administrative Agents and each of the Arrangers hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, facility fees, arrangement fees, commitment fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing

11.24
Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Solely with respect to the Term Loans, notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)
the effects of any Bail-in Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
11.25
Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any swap obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported

QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the Laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the Laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 11.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

11.26
Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely with respect to the Revolving Loans, notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)
the effects of any Bail-in Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

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